YEARLY RENEWABLE TERM

REINSURANCE AGREEMENT

Effective as of MM DD, YYYY

Between

PRINCIPAL LIFE INSURANCE COMPANY

of Des Moines, Iowa

referred to in this Agreement as “Ceding Company”

and XYZ COMPANY of City, State

referred to in this Agreement as “Reinsurer”

TABLE OF CONTENTS
			Page
Article	1	Preamble	2
Article	2	Terms of Reinsurance	2
Article	3	Automatic Reinsurance	3
Article	4	Facultative Reinsurance	4
Article	5	Continuations	5
Article	6	Continuations - Term Conversions	6
Article	7	Supplemental Benefits	7
Article	8	Payments by Ceding Company	9
Article	9	Reinstatements and Restorations	10
Article	10	Claims	10
Article	11	Increases and Reductions in Insurance	14
Article	12	Recapture	14
Article	13	Material Changes	17
Article	14	Credit for Reinsurance and Security Facility	17
Article	15	Errors	19
Article	16	Audits of Records and Procedures	19
Article	17	Insolvency	19
Article	18	Offset	20
Article	19	Commencement and Termination	21
Article	20	Deferred Acquisition Cost Tax Election	21
Article	21	Dispute Resolution and Arbitration	22
Article	22	General Provisions	23
Article	23	Definitions	28
Article	24	Execution	31

Exhibit	1	Retention Limits of Ceding Company	32
Exhibit	2	Life Benefits Schedule	33
Exhibit	3.0	Premium Schedule – VUL5 Full Underwriting	34
	3.1	Premium Schedule – VUL5 Underwriting Programs	35
Exhibit	4	Conversion Premium Schedule	36
Exhibit	5	Joint Second-to-Die Conversion Premium Schedule	37
Exhibit	6	Survivorship – Frasierized Calculation Schedule	38
Exhibit	7	Conditional Receipt Addendum	39
Exhibit	8	Underwriting Schedule	40
Exhibit	9	Administration Schedule	41
Exhibit	10	Policy Detail Report	44
Exhibit	11	Retrocession Agreements Schedule	45
Exhibit	12	Financial Impairment Schedule	46
Exhibit	13	Arbitration Schedule	49
Exhibit	14	Accelerated Death Benefit Addendum	51
Exhibit	15	2001 VBT	52

Article 1

Preamble

1.1	This is a yearly renewable term reinsurance agreement for indemnity reinsurance (the "Agreement") solely between Principal Life Insurance Company, an Iowa life insurance company (“Ceding Company") and XYZ Company, a STATE life insurance company, (“Reinsurer”), collectively referred to as the "parties."
1.2	The acceptance of risks under this Agreement will create no right or legal relationship between Reinsurer and any other party, including the insured, owner or beneficiary of any insurance Policy or other contract of Ceding Company.
1.3	The Agreement will be binding upon Ceding Company and Reinsurer and their respective successors and assigns. Reinsurer agrees that even if this Agreement or its obligations under this Agreement are assigned, sold, or otherwise transferred by Reinsurer, Reinsurer is not released from its obligations to Ceding Company unless Ceding Company consents to such release in writing.
1.4	The plan of reinsurance shall be yearly renewable term reinsurance of the Ceded Amount of a Policy. The Death Benefits and Supplemental Benefits provided by the Policies are reinsured.
1.5	Reinsurer shall also accept in the same amounts and on the same terms and conditions set forth in this Agreement a retrocession of Ceding Company’s obligations to Principal National Life Insurance Company pursuant to agreements between Principal National Life Insurance Company and Ceding Company (the “Retrocession Agreements”). In the event any of the Retrocession Agreements terminate for any reason, then Reinsurer shall enter into a reinsurance agreement directly with Principal National Life Insurance Company on the same terms and conditions as this Agreement which are in effect on the termination date of the Retrocession Agreement. Copies of the Retrocession Agreements as specified in Exhibit 11, Retrocession Agreements Schedule, are available to Reinsurer upon request.
1.6.	This Agreement will be construed in accordance with the laws of the state of Iowa.

Article 2

Terms of Reinsurance

2.1	Reinsurer’s liability for any Policy accepted in accordance with the terms and conditions of this Agreement shall commence at the same time as Ceding Company’s contractual liability therefore.
2.2	Reinsurer shall accept liability under a conditional receipt or temporary insurance provision issued by Ceding Company in accordance with the terms of Exhibit 7, Conditional Receipt Addendum.
2.3	In the case of Facultative Reinsurance, reinsurance shall commence under this Agreement only if Reinsurer’s offer to reinsure is the best offer of reinsurance received by Ceding Company as determined by Ceding Company’s published reinsurance placement rules in effect as of such date.
2.4	Ceding Company agrees not to use Reinsurer’s name in connection with the sale of the Policies.

Article 3

Automatic Reinsurance

3.1	On and after the Effective Date of this Agreement, Ceding Company will
	automatically	cede the Ceded Amount of a Policy of the life insurance Policies listed
	in	Exhibit 2, Life Benefits Schedule, and issued on the lives of permanent residents of
	the	United States and Canada, or are working outside of the United States or Canada
	for	periods not to exceed two (2) years.
3.2	Reinsurer will automatically accept the Ceded Amount of a Policy up to the limits, if
	any,	set forth in Exhibit 1, Retention Limits of Ceding Company, if the following
	conditions	are met:
	(a)	Ceding Company keeps its full Retention on the insured life on the Policy as
		described	in Exhibit 2, Life Benefits Schedule;
	(b)	Ceding Company underwrites and issues the Policy in accordance with its normal
		individual	life insurance underwriting guidelines, standards and practices
		previously	disclosed to Reinsurer (or in accordance with any changes to Ceding
		Company’s	underwriting guidelines, standards and practices as subsequently
		provided	to Reinsurer);
	(c)	the sum of (w) and (x) does not exceed the sum of Ceding Company’s Retention
		and	the Automatic Limit, where;
		(w)	equals the Face Amount of individual life insurance issued by Ceding Company then in force on the insured life, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amount of such Policy; and
		(x)	equals the Face Amount of life insurance currently being applied for from Ceding Company, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amount;
	(d)	the sum of (y) and (z) does not exceed the Jumbo Limit, where;
		(y)	equals the Face Amount of individual life insurance then in force on the insured life in all companies; and
		(z)	equals the Face Amount currently applied for from other companies, plus the Face Amount, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amounts currently applied for with Ceding Company;

	(e)	Ceding Company underwrites for foreign travel risk unless otherwise prohibited
		by	law or regulation;
	(f)	Ceding Company’s Policy includes the maximum suicide and contestability
		clauses	permitted by applicable law; and
	(g)	The application is on a life for which the current or any previous application(s)
		have	not been submitted by Ceding Company on a facultative basis to Reinsurer
		or	any other reinsurer for at least three (3) years, except;
		(i)	if the reason for the previous facultative submission was a medical impairment that has improved sufficiently such that a facultative submission is no longer required; or
		(ii)	if the reason for the previous facultative submission was for exceeding the Automatic or Jumbo Limits and the Automatic or Jumbo Limit violation no longer exists.
3.3	A Policy shall not be ceded as Automatic Reinsurance if the Ceded Amount of the
	Policy	is less than the minimum cession amount specified in Exhibit 9, Administration
Schedule.
3.4	Policies issued pursuant to any special underwriting programs adopted by Ceding
	Company	that are not in accordance with Ceding Company’s normal individual life
	insurance	underwriting guidelines, standards, and practices in effect on the Effective
	Date	of this Agreement may be ceded as Automatic Reinsurance only with Reinsurer’s
	written	consent to reinsure such Policies.

Article 4

Facultative Reinsurance

4.1	Ceding Company may submit Policies not satisfying the conditions for Automatic Reinsurance, and Policies which it does not wish to cede as Automatic Reinsurance, for consideration by Reinsurer as Facultative Reinsurance. Ceding Company may also submit for consideration as Facultative Reinsurance any individual life insurance issued on a Policy form that is not specified in Exhibit 2, Life Benefits Schedule provided reinsurance terms and conditions are established and agreed upon by means of the Facultative Reinsurance application process (Ceding Company will discuss with and obtain approval from Reinsurer before submitting the facultative request).
4.2	An application for Facultative Reinsurance shall be made in the manner set forth in Exhibit 9, Administration Schedule. Copies of all information which Ceding Company has pertaining to the insurability of the proposed insured, including written summaries of any such information which cannot be copied, shall accompany the application. In the case of joint survivorship applications, information need not be sent on the other proposed insured if Ceding Company assesses such proposed insured as a standard or preferred mortality classification. Reinsurer shall accept Ceding Company’s assessment of such proposed insured.

4.3	Upon receipt of an application, Reinsurer agrees to examine the underwriting
	information	and communicate within four (4) business days:
	(a)	an offer to reinsure the Policy as applied for;
	(b)	an offer to reinsure the Policy other than as applied for;
	(c)	an offer to reinsure the Policy subject to the satisfaction of additional underwriting requirements;
	(d)	a request for additional underwriting information; or
	(e)	Reinsurer’s unwillingness to make an offer to reinsure the Policy.
4.4	To accept an offer to reinsure made by Reinsurer, Ceding Company agrees to:
	(a)	satisfy any conditions stated in the offer to reinsure;
	(b)	secure a delivery receipt and any requirements to satisfy a conditional offer, dated within Ceding Company’s delivery period; and
	(c)	follow the procedure for placing reinsurance into effect as specified in Exhibit 9, Administration Schedule.
4.5	Ceding Company agrees to inform Reinsurer immediately of any additional
	information	pertaining to the insurability of a proposed insured which is brought to
	Ceding	Company’s attention before Ceding Company’s obligation to the Policy owner
	begins.	Upon its receipt of such information, Reinsurer may withdraw or modify its
	earlier	offer to reinsure.
4.6	The terms of an offer to reinsure shall supersede the terms of this Agreement to the
	extent	of any conflicts between the terms of this Agreement and the terms of the offer.
	Otherwise,	reinsurance of a Policy ceded as Facultative Reinsurance shall be in
	accordance	with the terms of this Agreement.
4.7

Article 5

Continuations

5.1	If Ceding Company issues a Continuation of a Policy within its normal continuation rules and practices, Ceding Company agrees to cede the Continuation Policy to Reinsurer and Reinsurer agrees to reinsure the Continuation Policy. Reinsurance of the Continuation Policy shall be on the same terms as set forth in this Agreement.
5.2	A Policy which is a Continuation of a Policy that was not previously reinsured with Reinsurer may only be reinsured under this Agreement if agreed to by Reinsurer.

5.3	If the original Policy was ceded to Reinsurer as Facultative Reinsurance (as accepted by the Lead Reinsurer on behalf of Reinsurer where applicable) and Ceding Company approves an increase in the Face Amount of the Continuation based upon receipt of any new information pertaining to the insurability of the proposed insured, Ceding Company may submit the Continuation to Reinsurer for consideration as Facultative Reinsurance. In such case, Reinsurer shall only be bound to reinsure the Continuation in accordance with Reinsurer’s offer to reinsure the Continuation.
5.4	Reinsurance at issue of the Continuation shall not exceed the Ceded Amount of the original Policy immediately prior to the issuance of the Continuation.
5.5	Premiums payable for reinsurance of a Continuation shall be calculated using the rates applicable to the original Policy form as specified in the applicable Exhibit 3, Premium Schedule based on a Point-in Scale basis. Reinsurance premium rates on continuations to a joint life Policy are covered in Article 6, Continuations - Term Conversions.
5.6	For purposes of this Article, a Continuation shall be considered issued on the issue date of the original Policy.

Article 6 Continuations - Term Conversions

6.1	Ceding Company shall continue to reinsure individual life term conversions for the
	same	proportionate amount of insurance as originally reinsured. The converted to
	Policy	can be any permanent plan made available by Ceding Company for
	conversions.	Ceding Company will pay Reinsurer premiums for reinsurance of a
	conversion	Policy equal to the appropriate rate specified in Exhibit 4, Conversion
	Premium	Schedule on a Point-in Scale basis times the Reinsured Net Amount at Risk
	of	the converted to Policy.
6.2	Conversions of Two Lives to a Joint Life Second-to-Die Policy
	(a)	Conversions may be accepted for up to twice the Face Amount of the smaller of the two term Policies, and
	(b)	the converted to joint life second-to-die Policy will be reinsured on a Point-in- Scale basis using the rates specified in Exhibit 5, Joint Second-to-Die Conversion Premium Schedule.
6.3	Conversions of One Life to a Joint Life Second-to-Die Policy
	(a)	Conversion will be allowed with submission of evidence of insurability on the second insured; and
	(b)	if the second insured is deemed uninsurable, conversion will only be allowed up to a maximum joint life second-to-die Face Amount up to the Face Amount of the converted Policy; and

(c)	the insured can convert to the joint life second-to-die Policy without evidence of insurability as long as the Face Amount of the joint life second-to-die Policy is no greater than two times the Face Amount of the term Policy converted from; and
(d)	the converted to joint life second-to-die Policy will be reinsured on a Point-in- Scale basis using the rates specified in Exhibit 5, Joint Second-to-Die Conversion Premium Schedule.

Article 7

Supplemental Benefits

Reinsurer agrees to reinsure all Supplemental Benefits provided under the Policies unless specifically excluded in the attached exhibits.

7.1	Extended Coverage
	(a)	For Policies that are still in force at the Age of Maturity, the Extended Coverage
		Rider	or provision, where applicable, provides for Extended Coverage, defined as
		continued	Policy coverage beyond the attained Age of Maturity with no
		additional	premium payments and no monthly deductions for cost of insurance
		charges	or monthly administrative fees. However, loan interest continues to
		accrue	on any outstanding loans, and interest will be credited to Policy
		accumulation	values. Reinsurance coverage shall continue during periods of
		Extended	Coverage without payment of reinsurance premiums.
	(b)	For Policies that are in Extended Coverage status in states that require that the
		cash	value must equal the Face Amount at maturity:
		(i)	the cash value of the Policy will be set equal to the Face Amount once the Age of Maturity has been attained;
		(ii)	the Policy Net Amount at Risk will be constant from the Age of Maturity until Policy termination and will equal the Policy Net Amount at Risk as determined on the date which is one month prior to attainment of the Age of Maturity;
		(iii)	if the Policy is surrendered after the Age of Maturity, but prior to death, Reinsurer will pay to Ceding Company the Reinsured Net Amount at Risk.
7.2	Accelerated Death Benefits
	Reinsurer	agrees to participate on a proportional basis when an accelerated (advanced)
	Death	Benefit payment is made by Ceding Company. As such, Reinsurer will pay
	Ceding	Company for Reinsurer's Proportionate Share of the accelerated payment
	amount	when Ceding Company notifies Reinsurer of the amount due. At the

	subsequent	death of the insured, Reinsurer will pay Ceding Company for Reinsurer's
	share	of the balance of the Reinsured Net Amount at Risk.
	Ceding	Company reserves the right to pay the entire accelerated (advanced) Death
	Benefit	without payment from Reinsurer. In this case, Reinsurer will pay Ceding
	Company	the full Reinsured Net Amount at Risk at the subsequent death of the insured.
7.3	Policy Increases
	(a)	The provisions of this Agreement shall apply in all respects to reinsurance of an
		Increasing	Policy, defined as a Policy, including any attached riders or
		endorsements,	that provides an increasing Death Benefit where the increases may
		or	may not be subject to Ceding Company’s underwriting approval, except as
		otherwise	set forth in this Article.
	(b)	Terms of Reinsurance
		(i)	Ceding Company’s Retention for Increasing Policies shall be set forth in
			Exhibit	1, Retention Limits of Ceding Company. For purposes of changes
			in	Retention, increases in an Increasing Policy’s Net Amount at Risk shall
			be	considered issued on the issue date of the original Policy.
		(ii)	Reinsurer agrees to automatically accept Reinsurer’s Proportionate Share of
			all	non-underwritten increases on the Increasing Policy. Underwritten
			increases	shall be subject to the terms and conditions as set forth in Article
			3,	Automatic Reinsurance and Article 4, Facultative Reinsurance, and will
			not	exceed the Automatic Limits and Jumbo Limits as specified in Exhibit
			1,	Retention Limits of Ceding Company.
		(iii)	For any non-underwritten increase, the amount of increase shall be split on
			a	pro-rata basis among the original Policy and any underwritten increases
			that	occurred more than twelve (12) months prior, and the following
			reinsurance	premiums shall apply:
			(a)	If the increase occurs within six (6) months following the Policy’s anniversary date, there shall be no reinsurance premium paid to Reinsurer until the Policy’s next anniversary date at which time the renewal reinsurance premium as described in Article 7.3(b)(iv) below shall be payable.
			(b)	If the increase occurs within six (6) months following an underwritten increase’s anniversary date, there shall be no reinsurance premium paid to Reinsurer until the next anniversary date of the underwritten increase at which time the renewal reinsurance premium as described in Article 7.3(b)(iv) below shall be payable.

(c)	If the increase occurs on or after six (6) months following the Policy’s anniversary date, there shall be no reinsurance premium paid to Reinsurer for the first pro-rata year plus one (1) full Policy year at which time the renewal reinsurance premium as described in Article 7.3(b)(iv) below shall be payable.
(d)	If the increase occurs on or after six (6) months following an underwritten increase’s anniversary date, there shall be no reinsurance premium paid to Reinsurer for the first pro-rata year plus one (1) full year from the anniversary date of the underwritten increase at which time the renewal reinsurance premium as described in Article 7.3(b)(iv) below shall be payable.

(iv) If an increase is not underwritten, the reinsurance premium following the zero (0) reinsurance premium period described in Article 7.3(b)(iii) above shall be based on the same age, duration and rate as the reinsurance coverage for each reinsurance cession which includes the original Policy and underwritten increases.

(v) If an increase is underwritten, the increased portion shall be reinsured on a separate cession. The reinsurance premium shall be based on the rates of the current Policy Form as specified in Exhibit 2, Life Benefits Schedule using the attained age as of the last Policy anniversary prior to the increase.

7.4	Change of Insured
The provisions of this Agreement shall apply in all respects to reinsurance of coverage provided by the Change of Insured Rider.
Article 8	Payments by Ceding Company

8.1	Ceding Company agrees to pay Reinsurer premiums for reinsurance of a Policy equal to the appropriate rate specified in the applicable Exhibit 3, Premium Schedule, times the Reinsured Net Amount at Risk of the Policy. Reinsurance premiums shall be due and payable as specified in Exhibit 9, Administration Schedule.
8.2	The payment of reinsurance premiums shall be a condition precedent to the liability of Reinsurer under this Agreement. If reinsurance premiums are not paid when due, Reinsurer may give Ceding Company thirty (30) days written notice of Reinsurer's intent to terminate reinsurance. Reinsurance of all Policies having reinsurance premiums in arrears shall terminate as of the date to which reinsurance premiums had previously been paid unless all premiums in arrears are paid before the end of the thirty (30) day notice period. If reinsurance on any Policy terminates because of Ceding Company's failure to pay reinsurance premiums, reinsurance of Policies with premiums subsequently becoming due shall automatically terminate as of the date on which new reinsurance premiums become due.

8.3	The premium rates specified in the applicable Exhibit 3, Premium Schedule shall only be guaranteed for one (1) Policy year. Nevertheless, Reinsurer shall anticipate continuing to accept reinsurance on the basis of such rates for all Policies originally ceded pursuant to such rates. If Reinsurer should increase reinsurance premium rates pursuant to this Agreement that does not align with a similar increase in the direct premium rates by Ceding Company, Ceding Company, at Ceding Company's option, may recapture reinsured amounts in force pursuant to Article 12, Recapture. However, Reinsurer may not at any time increase reinsurance premium rates to amounts that would exceed the statutory net valuation premiums applicable to the reinsured Policies.

Article 9

Reinstatements and Restorations

9.1	If Ceding Company reinstates a lapsed Policy in accordance with the terms of the Policy and Ceding Company's underwriting guidelines and practices, Reinsurer agrees to reinstate reinsurance of the Policy automatically, unless Reinsurer's offer to reinsure the Policy was facultative. If the Policy was reinsured as Facultative Reinsurance, Reinsurer has the right to accept or reject the reinstatement or restoration. If accepted, Reinsurer shall accept at the original reinsurance premium rates.
9.2	If Ceding Company reinstates or restores a Policy pursuant to any state law or regulations that require such reinstatements or restorations of the Policy following a "free look" period of a proposed replacement Policy that is rejected by the insured, Reinsurer agrees to restore reinsurance of the Policy under its original terms and conditions as set forth herein. Ceding Company shall follow its reinstatement procedures and guidelines to the extent that such procedures and guidelines do not conflict with the applicable state law or regulations requiring reinstatement or restoration. All of the foregoing shall apply to Automatic Reinsurance or Facultative Reinsurance, as applicable.
9.3	If Ceding Company collects premiums in arrears from the Policy owner of a reinstated or restored Policy, Ceding Company agrees to pay Reinsurer all corresponding reinsurance premiums in arrears in connection with the reinstatement, plus Reinsurer's Proportionate Share of any interest received by Ceding Company in connection with the reinstatement or restoration.
9.4	If the amount of insurance provided by a Policy is increased or reduced because of a misstatement of age or sex, Reinsurer's liability shall be increased or reduced proportionately.

Article 10

Claims

10.1	General
Claims covered under this Agreement include Death Benefits, Supplemental Benefits and any applicable interest due on a Policy reinsured under this Agreement. The total reinsurance recoverable from all companies will not exceed Ceding Company's total contractual liability on the Policy less the amount retained. The maximum reinsurance death benefit payable to Ceding Company under this Agreement is the risk amount specifically reinsured with Reinsurer.
10.2	Claims Notice
Ceding Company agrees to give Reinsurer prompt written notice of its receipt of any claim on a Policy and to keep Reinsurer informed of any legal proceedings or settlement negotiations in connection with a claim. Ceding Company's obligation to provide notice of a claim on a Policy shall not be construed as a condition precedent to Reinsurer's obligation to pay the claim.
10.3	Proofs
Upon request, Ceding Company will promptly provide Reinsurer with proper claim proofs, including a copy of the proof of payment by Ceding Company and a copy of insured's death certificate in a mutually-agreed format. In addition, upon the request of Reinsurer, Ceding Company will provide to Reinsurer a copy of all relevant documents and other information in connection with the claim and the underlying Policy as may be reasonably requested by Reinsurer so long as it does not endanger the attorney/client privilege or the attorney work product privilege.
10.4	Claims Cooperation and Contestable Claims
Reinsurer agrees to accept the good faith decision of Ceding Company in payment or settlement of any contractually obligated claim. Reinsurer agrees to pay Ceding Company the Reinsured Net Amount at Risk on which reinsurance premiums have been computed upon receiving proper evidence that Ceding Company has paid a Policy claim. Payment of the Reinsured Net Amount at Risk on account of death shall be made in one (1) lump sum.
All	settlements made with respect to business reinsured under this Agreement shall be
binding	upon Reinsurer to the extent of its liability under the terms of this Agreement,
provided	that Ceding Company and Reinsurer shall cooperate with each other in all
reasonable	respects in connection with the payment of claims as specified in this
Article.	After receipt of all required documentation concerning a claim (or any claim
for	which Ceding Company recommends denial, compromise, contest or litigation) and
after	completing its initial investigation with respect thereto, Ceding Company will
promptly	notify Reinsurer of its recommendation and will promptly and fully disclose
to	Reinsurer all information relating to such claim except for attorney client privileged
information	and information which is covered under the attorney work product
doctrine	and will make all related documents and information available to Reinsurer.
Reinsurer	shall promptly review information provided by Ceding Company with
respect	to any such death claim and notify Ceding Company within seven (7) days of
Ceding	Company’s notice of its decision to accept participation in any settlement,
denial,	contest, compromise, or litigation (“Litigation”) as may have been

	recommended	by Ceding Company. If Reinsurer does not respond within the time
	frame	specified, Reinsurer will be deemed to have declined to participate in any
	Litigation.	If Reinsurer accepts participation in any Litigation proposed by Ceding
	Company,	and such Litigation results in a reduction or increase in liability, Reinsurer
	will	share in any such reduction or increase in proportion to its share of the risk on the
	contested	Policy. Ceding Company will promptly advise Reinsurer of all significant
	developments	in the claim investigation, including notification of any legal
	proceedings	against it in response to denial of the claim.
	If	Reinsurer declines to participate in Litigation, Reinsurer will then fulfill its
	obligation	fully under this Agreement as to the claim by paying to Ceding Company its
	full	share of the Reinsured Net Amount at Risk, and will not share in any subsequent
	reduction	or increase in liability attributable to such contest.
10.5	Claims Audit
	Reinsurer	shall have the right to audit the claims payment practices and may prescribe
	claims	notice dollar thresholds if it reasonably determines that Ceding Company's
	claims	payment practices and procedures are materially inconsistent with the
	descriptions	thereof contained in Ceding Company’s business guidelines.
10.6	Claim Expenses
	(a)	Claim and Pre-Litigation Expenses. Claim Expenses include the reasonable fees of internal consultants and third party consultants and legal advisors and reasonable claim investigation expenses. Claims Expenses do not include routine claim and administration expenses, including but not limited to Ceding Company’s home office expenses, compensation of salaried officers and employees, and any legal expenses other than from third party legal service providers. Reinsurer shall reimburse Ceding Company for its proportional share of reasonable claim expenses including outsourced claim investigation costs incurred prior to the decision to commence Litigation. Reinsurer will not reimburse Ceding Company for expenses incurred by Ceding Company’s in- house employees or those incurred as a result of a dispute arising out of conflicting claims of entitlement to Policy proceeds or benefits.
	(b)	Litigation Expenses. Reinsurer will pay its share of reasonable out-of-pocket investigation and legal expenses associated with the Litigation unless Reinsurer has discharged its liability pursuant to Article 10.4 above. If Reinsurer has so discharged its liability, Reinsurer will not participate in any expenses incurred thereafter.
10.7	Misrepresentation or Suicide
	If	Ceding Company returns premium to the Policy owner or beneficiary as a result of
	misrepresentation	or suicide of the insured, Reinsurer will refund net reinsurance
	premiums	received on that Policy as mutually agreed upon to Ceding Company in lieu
	of	any other form of reinsurance benefit payable under this Agreement.

10.8	Misstatement of Age or Sex
	In	the event of a change in the amount of Ceding Company's liability on a reinsured
	Policy	due to a misstatement of age or sex, Reinsurer's liability will change
	proportionately	according to Ceding Company’s procedures for correcting these misstatements.
10.9	Extra-Contractual Obligations
	For	purposes of this Agreement, "Extra Contractual Obligations" are any obligations,
	incurred	by Ceding Company, its affiliates, directors, officers, employees, agents or
	other	representatives other than contractual obligations arising under the express
	written	terms and conditions of a Policy and include, but are not limited to, punitive
	damages,	bad faith damages, compensatory damages, and other damages or statutory
	penalties	which may arise from willful and/or negligent acts, errors or omissions by
	Ceding	Company or its affiliates, directors, officers, employees agents or other representatives.
	Reinsurer	is not liable for Extra Contractual Obligations, including related expenses,
	associated	with the denial or contest of any claim under any Policy reinsured unless it
	was	an active party, and directed or consented, in advance and in writing, to the act or
	course	of conduct that led directly to the imposition of the Extra Contractual
	Obligations.	In these situations, Ceding Company and Reinsurer will share in Extra
	Contractual	Obligations, in equitable proportions, but all factors being equal, the
	division	of any assessments would be in proportion to the total risk accepted by each
	party	for the plan of insurance involved.
	Notwithstanding	anything stated in this Article to the contrary, Reinsurer has not
	accepted	and will not be liable under this Agreement for any Extra Contractual
	Obligations	or expenses incurred by Ceding Company as a result of any negligence,
	fraud	or wrongful act, error or omission by any employee or officer of Ceding
	Company	or an agent or other representative representing Ceding Company in
	implementing	the claims handling action agreed upon by Ceding Company and
Reinsurer.
10.10	Reinsurer agrees to hold Ceding Company harmless from certain expenses and
	liabilities	that result from Reinsurer's own acts or omissions as provided in this Article.
	For	this purpose, Reinsurer agrees to indemnify Ceding Company for Reinsurer's
	equitable	share of those punitive and exemplary damages awarded against Ceding
	Company,	and expenses incurred in connection with a claim for such damages, if:
	(a)	Reinsurer actively participated in the acts or omissions, and agreed, in advance and in writing, to the act or omission that resulted in the award, or where such damages are awarded solely as a result of the decision to deny a claim for Policy benefits on a denial in which Reinsurer had chosen to participate, and

(b)	those acts or omissions serve as a material basis for the punitive or exemplary damages.

Reinsurer's equitable share shall be determined by an assessment of Reinsurer's participation in the particular case.

10.11	Interest on Claims
If Ceding Company pays interest on a claim, Reinsurer agrees to pay the interest on the Reinsured Net Amount at Risk computed at the same rate and for the same period as that paid by Ceding Company, but in no event later than the date the claim is finally adjudicated by Ceding Company.

Article 11 Increases and Reductions in Insurance

11.1	Increases in Policy Net Amount at Risk
For Policies reinsured on an automatic basis, Reinsurer agrees to accept its portion, as shown in Exhibit 2, Life Benefits Schedule, of increases resulting from contractual Policy provisions, only up to the Automatic Limits shown in Exhibit 1, Retention Limits of Ceding Company.
11.2	Reductions in Insurance
If individual life insurance on a life reinsured under this Agreement reduces or terminates, the Ceded Amount shall be reduced or terminated as specified in Exhibit 9, Administration Schedule.

Article 12

Recapture

12.1	General
	Ceding	Company shall have the option, at Ceding Company’s sole discretion, to
	recapture	the Policies reinsured under this Agreement under any of the circumstances
	listed	in this Article. Ceding Company has the right to initiate recapture immediately
	upon	written notice to Reinsurer indicating the effective date of the recapture.
12.2	Increase in Retention
	(a)	Ceding Company shall have the option, at Ceding Company’s sole discretion, to recapture the Policies reinsured under this Agreement if Ceding Company increases its Retention on Policies reinsured under this Agreement. Ceding Company agrees to notify Reinsurer in writing within sixty (60) days of such increase. The notice shall specify the new Retention and the effective date thereof.

	(b)	If Ceding Company increases its Retention on Policies reinsured under this
		Agreement,	it shall have the option at any time thereafter of reducing the
		reinsurance	in force in accordance with the following rules:
		(i)	Ceding Company shall provide Reinsurer with written notice of its intention to recapture in force Policies within thirty (30) days of the effective date of the Retention increase with respect to Policies reinsured under this Agreement.
		(ii)	No reduction shall be made in the reinsurance on any life unless Ceding Company maintained a Retention greater than zero percent (0%) or zero dollars ($0) at the time the reinsurance was ceded.
		(iii)	The new Retention shall become effective on the reinsurance renewal date of the Policy first following the election to recapture, provided, however, that no recapture shall be made until the reinsurance on the Policy has been in force for a minimum number of years as specified in Exhibit 2, Life Benefits Schedule.
		(iv)	All eligible in force Policies shall be recaptured unless there is mutual agreement to the contrary expressed in writing. Ceding Company may not revoke its election to recapture cessions becoming eligible at future Policy anniversaries.
		(v)	Ceding Company’s new Retention on an in force Policy shall be calculated using the insured's original issue age and mortality class.
12.3	Change in Underwriting Classification
	Ceding	Company shall have the option, at Ceding Company’s sole option, to recapture
	any	Policy reinsured under this Agreement when Ceding Company has reinsurance in
	force	with Reinsurer and a subsequent new application for a Policy or adjustment to a
	Policy	is submitted, provided:
	(a)	the risk has been classified at a lower mortality classification by another reinsurer
		or	Ceding Company; and
	(b)	Reinsurer declines to accept such a risk at a mortality classification equal to the
		lowest	mortality classification.
	(c)	Ceding Company agrees to notify Reinsurer of Ceding Company’s decision to
		recapture	in writing within sixty (60) days of Reinsurer’s refusal to accept under
		this	Article.
12.4	Premium Increase
	Notwithstanding	anything to the contrary in this Agreement, if Reinsurer raises its
	reinsurance	premium rates on any block of in force business reinsured under this
	Agreement	on which Ceding Company has not raised its retail premiums or cost-of-

	insurance	charges, Ceding Company may recapture that block of business as of the
	effective	date of the increase in reinsurance premiums. The recapture will become
	effective	on individual Policy anniversary dates beginning no sooner than thirty (30)
	days	after Ceding Company has provided notice of its intent to recapture.
12.5	Financial Impairment
	Ceding	Company shall have the option, at Ceding Company’s sole discretion, to
	recapture	the Policies reinsured under this Agreement immediately if Reinsurer is
	subject	to a Level 1 or Level 2 Impairment as defined in Exhibit 12, Financial
	Impairment	Schedule and in accordance with the recapture guidelines set forth in
	Exhibit	12.
12.6	Insolvency
	Notwithstanding	anything to the contrary in this Agreement, in the event of Insolvency
	of	Reinsurer, as defined in Article 17, Insolvency, Ceding Company may recapture
	immediately	all Policies upon written notice to Reinsurer, its liquidator, receiver or
	statutory	successor. Ceding Company shall also have a claim on Reinsurer for any
	reinsurance	credit amounts including reserves, unearned premiums and other amounts
	due	Ceding Company on such reinsurance, at the date of recapture.
12.7	Breach of this Agreement
	Ceding	Company shall have the right to immediately terminate and recapture all in
	force	business if Reinsurer breaches any portion of this Agreement and fails to cure
	any	breach within thirty (30) days of the breach. Such breach includes but is not
	limited	to any failure to make claims payment to Ceding Company on any undisputed claims.
12.8	Inability to Maintain Reserve Credit
	Subject	to the terms of Article 14, Credit for Reinsurance and Security Facility, Ceding
	Company	has the right to immediately terminate and recapture in force business if
	Reinsurer	does not meet solvency levels necessary to allow Ceding Company to take
	Reserve	Credit on its financial statements or provide alternative security required to
	take	Reserve Credit.
12.9	Payments by Reinsurer upon Recapture
	(a)	Unearned Premium Reserve. Upon recapture under any of these provisions, Reinsurer will pay Ceding Company the unearned premium reserve (if any) on the risks reinsured under this Agreement.

12.10	Recapture Fee Owed by Ceding Company
	(a)	In the event of recapture under Articles 12.5 and 12.6, Ceding Company shall pay Reinsurer an amount equal to:
Recapture Fee =
	(b)	No recapture fee is due under Articles 12.2, 12.3, 12.4, 12.7 and 12.8.

Article 13

Material Changes

13.1 Ceding Company agrees to notify Reinsurer in writing of any anticipated Material Change in any terms or conditions of the Policies, in Ceding Company's underwriting guidelines and practices applicable to the Policies or in Ceding Company's claims practices and procedures.

13.2	In the event of a Material Change to the Policies, to Ceding Company's underwriting
	guidelines	and practices or to its claims practices and procedures, Reinsurer may at its option:
	(a)	continue to accept new Policies under current terms of this Agreement; or
	(b)	accept new Policies under mutually agreed upon modified terms to reflect the Material Change; or
	(c)	terminate for new business.
Article	14 Credit for Reinsurance and Security Facility
14.1	Reinsurer agrees that so long as this Agreement shall be in force, it will have statutory
	capital	and surplus of not less than the amount necessary to comply with the Laws in
	each	state in which Reinsurer is authorized or the Policies are written. Reinsurer
	agrees	to maintain Reserves consistent with the Laws of any jurisdiction having
	regulatory	authority over Reinsurer. Reinsurer further agrees, at its own expense, and
	at	all times during the term of this Agreement, to either (i) promptly take all steps
	necessary	or required for Ceding Company to take full reserve credit on its statutory
	financial	statements filed by Ceding Company in and/or under the Laws of all
	applicable	jurisdictions for the Policies ceded hereunder, including the posting of
	letters	of credit and other securities acceptable to Ceding Company, if required by
	applicable	Law, or (ii) provide a Security Facility as required under Article 14.2.
14.2	If Reinsurer is or becomes unauthorized in any jurisdiction where authorization or
	licensure	by Government Entities is required in order for Ceding Company to take full
	reserve	credit on its statutory financial statements for the reinsurance ceded to
	Reinsurer	under this Agreement, Reinsurer will establish such trust accounts (“Trust
	Account”),	letters of credit for the benefit of Ceding Company, premiums withheld by

Ceding Company, similar funds or a combination thereof, as required by applicable Law and requested by Ceding Company (the “Security Facility”), including, but not limited to, Regulation 114 under the New York Insurance Law, to permit Ceding Company to take full reserve credit for such reinsurance on its statutory financial statements in such jurisdiction if a penalty (e g., denial of reserve credit) would accrue to Ceding Company on its statutory financial statements without such Security Facility. Reinsurer shall as soon as practicable, but in no event later than thirty (30) days from the loss of license or authorization, obtain the Security Facility described in this Article in order for Ceding Company to obtain credit on its statutory financial statements for the reinsurance ceded to Reinsurer under this Agreement. If loss of license or authorization occurs less than thirty (30) days prior to the end of any calendar quarter (March 31, June 30, September 30, or December 31), Reinsurer shall obtain a Security Facility prior to any such quarter end.
14.3	When funding by a letter of credit, Reinsurer agrees to apply for and secure timely delivery to Ceding Company of a clean, irrevocable and unconditional letter of credit issued by a bank, which shall be a qualified United States financial institution under Regulation 133 of the New York law and under Iowa 521B.4(2), consented to by Ceding Company with such consent not being unreasonably withheld, and containing provisions acceptable to the Government Entities having jurisdiction over Ceding Company’s reserves in an amount equal to Reinsurer's Obligations. Such letter of credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration
date	unless sixty (60) days (or ninety (90) days where required by Government
Entities)	prior to any expiration date the issuing bank shall notify Ceding Company by
certified,	registered mail, or by courier service that the issuing bank elects not to
consider	the letter of credit extended for any additional period.
14.4	When funding by a reinsurance trust, Reinsurer and Ceding Company shall enter into a
Trust	Agreement in a form and with a bank satisfactory to Ceding Company,
which	bank shall be a qualified United States financial institution, and containing
provisions	acceptable to the Government Entities having jurisdiction over Ceding
Company’s	reserves (the “Trust Agreement”), and Reinsurer shall deposit into the
Trust	Account only Eligible Securities (as such terms are defined in the Trust
Agreement)	in an amount equal to Reinsurer's Obligations. Reinsurer agrees, prior to
depositing	assets in the Trust Account, to execute assignments or endorsements in
blank,	or to transfer legal title to the trustee of all shares, obligations or any other
Collateral	requiring assignments, in order that Ceding Company, or the trustee upon
the	direction of Ceding Company, may whenever necessary negotiate the Collateral
without	consent or signature from Reinsurer or any other entity.
14.5	Ceding Company may withdraw funds maintained in any Security Facility, without
diminution,	limitation or restriction, only in amounts necessary to satisfy Reinsurer’s
payment	obligations under this Agreement as and when they become due.

14.6	Reinsurer’s obligations under this Article shall remain in effect until the termination, cancellation or expiration of Reinsurer’s obligations under this Agreement.
14.7	Reinsurer shall bear all costs and expenses necessary for the establishment and maintenance of any Security Facility.

Article 15

Errors

15.1	Any Error by either Ceding Company or Reinsurer in the administration of reinsurance under this Agreement shall be corrected by restoring both Ceding Company and Reinsurer to the positions they would have occupied had no Error occurred. Any monetary adjustments made between Ceding Company and Reinsurer to correct an Error shall be without interest. Corrections of Errors cannot exceed the Automatic Limits as specified in Exhibit 1, Retention Limits of Ceding Company and are not applicable to business that did not qualify under this Agreement. In the event Automatic Limits are exceeded, Reinsurer shall be obligated up to the Automatic Limits and Ceding Company will retain the excess unless otherwise agreed to by the parties.
15.2	When a party claims that an Error should be corrected pursuant to Article 15.1, that party agrees to take prompt, reasonable and necessary steps to ensure similar errors are identified and corrected and agrees to report its findings to the other party.
15.3	Notwithstanding Article 15.1 above, Errors by Ceding Company relating to the proper submission of a facultative obligatory application shall be corrected by taking into account any Facultative Reinsurance application of in force reinsurance placed with Reinsurer prior to the date Reinsurer receives notice of such Error.

Article 16

Audits of Records and Procedures

Reinsurer or Ceding Company may audit, at the offices of the other, at any reasonable time and at its own expense, all records and procedures relating to reinsurance under this Agreement. The party being audited agrees to cooperate in the audit, including providing any information, except for documents protected by the attorney/client privilege and attorney work product doctrine, requested by the other in advance of the audit.

Article 17

Insolvency

17.1	Definition
	A	party to this Agreement will be deemed insolvent when it:
	(a)	applies for or consents to supervision by its governing authority or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor (hereinafter referred to as the Authorized Representative) of its properties or assets; or

	(b)	is adjudicated as bankrupt or insolvent; or
	(c)	files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency, or an arrangement with creditors or makes formal application of any bankruptcy, dissolution, liquidation, or similar law or stature; or
	(d)	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the party's domicile.
17.2	Insolvency of Ceding Company
	(a)	In the event of insolvency and the appointment of an Authorized Representative of Ceding Company, the reinsurance payments due under this Agreement shall be payable to the Authorized Representative on the basis of claims allowed against the insolvent Ceding Company by any court of competent jurisdiction or by any Authorized Representative of Ceding Company having authority to allow such claims, without diminution because of that insolvency, or because the Authorized Representative has failed to pay all or a portion of any claims.
Payments by Reinsurer, as set forth in this Article, shall be made directly to Ceding Company or to its Authorized Representative, except where this Agreement specifically provides another payee of such reinsurance in the event of the insolvency of Ceding Company.
	(b)	The Authorized Representative of Ceding Company shall give written notice of the pendency of a claim against Ceding Company indicating the Policy reinsured, within a reasonable time after such claim is filed and Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that Reinsurer may deem available to Ceding Company or its Authorized Representative.
17.3	Insolvency of Reinsurer
	In	the event of Reinsurer’s insolvency, Ceding Company may terminate this
	Agreement	and recapture in force business pursuant to Article 12, Recapture.

Article 18

Offset

Ceding Company and Reinsurer will have the right to offset or recoup any balances, whether on account of premiums, allowances, credits, claims or otherwise due from one party to the other under this Agreement. The right of offset will not be affected or diminished because of the insolvency of either party.

The parties’ offset and recoupment rights are valid and may be enforced notwithstanding any other provision of this Agreement. The commencement of any action by an Authorized Representative, as defined in Article 17.1(a), above, acting on behalf of Reinsurer to challenge the enforceability of this Article will constitute a breach of the terms of this Agreement for which Ceding Company may, upon written notice to Reinsurer and in addition to pursuing any other available remedies, immediately terminate this Agreement and recapture all business covered under this Agreement.

Article 19

Commencement and Termination

19.1	This Agreement shall be effective as of the date set forth on the cover page, except that
	Ceding	Company may issue a Policy dated as much as six (6) months prior to the
	application	date of the Policy in order to save age of the applicant.
19.2	Either Ceding Company or Reinsurer may terminate this Agreement for new
	reinsurance	by giving ninety (90) days written notice to the other party. In such case,
	Ceding	Company agrees to continue to cede, and Reinsurer agrees to continue to
	accept,	reinsurance in accordance with this Agreement of Policies issued prior to the
	expiration	of the ninety (90) day period. All reinsurance that has been placed in effect
	prior	to such date shall remain in effect in accordance with the terms of this
	Agreement,	until the earlier of:
	(a)	the termination or expiration of the Policy; and
	(b)	the termination of this Agreement pursuant to Articles 19.3 and 19.4 below.
19.3	Reinsurance of a Policy shall terminate as of the reinsurance premium renewal date on
	which	the Ceded Amount for such Policy is less than the automatic termination
	amount	specified in Exhibit 9, Administration Schedule.
19.4	Reinsurer may terminate all reinsurance under this Agreement in accordance with
	Article	8.2, Payments by Ceding Company if Ceding Company fails to pay reinsurance
	premiums	when due, as specified in Exhibit 9, Administration Schedule.
19.5	Ceding Company has the right to terminate and recapture in force business pursuant to
	Article	12, Recapture.

Article 20 Deferred Acquisition Cost Tax Election

20.1	Reinsurer and Ceding Company each acknowledge that it is subject to taxation under
	Subchapter	“L” of the Internal Revenue Code of 1986 (the “Code”).
20.2	With respect to this Agreement, Reinsurer and Ceding Company agree to the following
	pursuant	to Section 1.848-2(g)(8) of the Income Tax Regulations issued December
	1992,	whereby:
	(a)	Each party agrees to attach a schedule to its federal income tax return which identifies this Agreement for which the joint election under the Regulation has been made;

(b)	The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for this Agreement for each taxable year, agrees to capitalize specified Policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1);
(c)	Each party agrees to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and
(d)	This election shall be effective for the year that this Agreement was entered into and for all subsequent years that this Agreement remains in effect.

Article 21 Dispute Resolution and Arbitration

21.1	Dispute Resolution
	(a)	In the event of a dispute arising out of or relating to this Agreement, the parties agree to the following process of dispute resolution. Within fifteen (15) days after either party has first given the other party written notification of a specific dispute, each party will appoint a designated company officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location or via telephone as soon as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.
	(b)	If Ceding Company and Reinsurer cannot resolve the dispute within thirty (30) days of their first meeting, the dispute will be submitted to formal arbitration pursuant to this Article and Exhibit 13, Arbitration Schedule, unless the parties agree in writing to extend the negotiation period for an additional thirty (30) days.
21.2	Arbitration
	Any	and all disputes between the parties arising out of this Agreement shall be referred
	to	and settled by arbitration held in accordance with Exhibit 13, Arbitration Schedule
	and	the guidelines set forth in the ARIAS-U.S. Practical Guide to Reinsurance
	Arbitration	Procedure (2004) (except for the “Streamlined Arbitration Procedures” as
	such	term is defined therein); provided, that notwithstanding anything to the contrary
	in	the ARIAS-U.S. Practical Guide to Reinsurance Arbitration Procedure, the
	arbitrators	to be appointed to the arbitration panel shall be appointed in accordance
	with	Exhibit 13, Arbitration Schedule. It is specifically the intent of both parties that these arbitration provisions will replace any statutory provision, if any, relating to the arbitration procedures covered by these provisions.

Article 22

General Provisions

The methods for placing reinsurance into effect, for paying reinsurance premiums, and for Policy changes shall be specified in Exhibit 9, Administration Schedule.

22.1	Representations by Reinsurer
	Reinsurer	represents that it is able to reinsure products in all jurisdictions in which
	Ceding	Company is licensed. Reinsurer further warrants the following:
	(a)	Financial strength and claims paying ratings as of the execution date of this Agreement are: S&P___, Fitch___, Moody’s___, AM Best___. Reinsurer further warrants that it has not been deemed insolvent as defined in Article 17, Insolvency, and it is not under a Level 1 or Level 2 Financial Impairment as defined in Exhibit 12, Financial Impairment Schedule.
	(b)	Reinsurer’s RBC Ratio as of DATE is x%.
	(c)	Reinsurer has provided to Ceding Company copies of the most recent quarterly statement of Reinsurer as of DATE, as filed with the insurance regulatory authority of Reinsurer’s jurisdiction of domicile, in each case, together with the exhibits, schedules and notes thereto (the “Statutory Statement[s]”). The Statutory Statement[s] have/has been prepared in all material respects in accordance with statutory accounting principles applied consistently throughout the period[s] involved, and present fairly, in all material respects, the statutory financial position and results of operations of Reinsurer, as of their/its respective date[s] and for the respective period[s] covered thereby.
	(d)	Reinsurer’s Regulatory Status. There is no condition or fact with respect to the regulatory status of Reinsurer that would reasonably be expected to impair or delay the ability of Reinsurer to consummate the transactions contemplated by, or to perform its obligations under, this Agreement or that has had or is reasonably likely to have a material adverse effect on Reinsurer.
	(e)	Ongoing requirement for financial statements and RBC Ratio. Reinsurer shall provide a financial statement and its year-end RBC Ratio annually, upon request from Ceding Company. Reinsurer shall also provide quarterly NAIC financial statements and its current RBC Ratio if requested by Ceding Company.
Reinsurer shall also provide notice of any Material Change in financial condition including, but not limited to, change in its RBC Ratio or its financial strength and
	claims	paying ratings.

22.2	Compliance
	(a)	Compliance. This Agreement applies only to the issuance of insurance by Ceding Company in jurisdictions in which it is properly licensed.
Ceding Company warrants that all Policies ceded under this Agreement have been issued in compliance with all applicable laws and regulations Ceding Company and Reinsurer each represents that it is in compliance with all laws regulations, judicial and administrative orders applicable to the party and the business reinsured under this Agreement, as they pertain to sanction laws, including, without limitation, those relating to anti-money laundering, the USA Patriot Act, the United States Department of Treasury's Office of Foreign Asset Control (“OFAC”) and with Trade Embargo Laws, as such laws may be amended from time to time (collectively, the “Laws”). Neither party will be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making payments in violation of the Laws.
	(b)	Policy Issuance. Prior to ceding any risk to Reinsurer under this Agreement, Ceding Company agrees to screen, in accordance with Ceding Company’s procedures, each risk to ensure that an owner or insured is not on the OFAC List of Specially Designated National and Blocked Persons (a “Prohibited Person”).
Ceding Company will not cede or otherwise transfer to Reinsurer, and Reinsurer will have no obligation to reinsure or indemnify Ceding Company for any liabilities under any Policy if such act would violate the Laws. If Ceding Company cedes or otherwise transfers to Reinsurer in violation of the Laws, the parties agree that such reinsurance transaction will be null, void and of no effect from its inception, to the same extent as if the reinsurance transaction had never
	occurred.	In such event, each party will be restored to the position it would have
	occupied	if the violation had not occurred. The parties will cooperate in order to
	take	all necessary corrective actions.
	(c)	Claims. At the time of any claim request, Ceding Company will screen the
	beneficiary	to ensure payment can be made in compliance with the Laws. If
	payment	cannot be made in compliance with the Laws, then Reinsurer will have
	no	obligation to indemnify Ceding Company for any liabilities under such
	Policy.	If, however, Ceding Company is allowed to pay under the Laws or under
	exception	to the Laws or pursuant to license issued in accordance with the Laws,
	then	Reinsurer will indemnify Ceding Company for its share of liabilities under
	such	Policy.
	(d)	Notification of Violation. Should either party discover or otherwise become
	aware	that a reinsurance transaction has been entered into or a payment has been
	made	in violation of the Laws, the party who first becomes aware of the violation
	will	notify the other party within ten (10) business days of such discovery, and
	Ceding	Company will provide to Reinsurer written notice of all information known by Ceding Company regarding the identity of the Prohibited Person, including the name, date of birth, country, state or province and street address of the residence and/or business, social security number, driver’s license number or other governmental identification number, and telephone number(s) of such Prohibited Person. The parties will cooperate in order to take all necessary corrective actions.
22.3	Entire Agreement
	(a)	This Agreement represents the entire agreement between Ceding Company and Reinsurer, and supersedes any prior oral or written agreements between the parties regarding its subject matter.
	(b)	No modification of this Agreement shall be effective unless set forth in a written amendment executed by both parties.
	(c)	A waiver of a right created by this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver in any future circumstance.
22.4	Utmost Good Faith
	All	matters with respect to this Agreement require the exercise of the utmost good faith
	of	each of the parties.
22.5	Assignment and Transfer
	Neither	this Agreement nor any new or in force reinsurance covered under this
	Agreement	may be sold, assigned or transferred in whole or in part by Ceding
	Company	or Reinsurer without the other party's written consent.
	Notwithstanding	the foregoing, Reinsurer shall not be prohibited from further transfer
	of	risks accepted hereunder on a retrocession or other basis, provided that any transfer
	shall	not relieve Reinsurer of its obligations under the Agreement. Ceding Company
	shall	cooperate with Reinsurer in all reasonable respects in connection with the further
	transfer	of risks accepted hereunder.
22.6	Currency
	All	payments and reporting by both parties under this Agreement will be made in
	United	States dollars.
22.7	Confidentiality
	(a)	Ceding Company and Reinsurer agree that Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited

	to,	medical, financial, and other personal information about proposed, current,
	and	former Policy owners, insureds, applicants, and beneficiaries of Policies
	issued	by Ceding Company. Proprietary Information includes, but is not limited
	to,	business plans and trade secrets, mortality and lapse studies, underwriting
	manuals	and guidelines, applications and contract forms, and the specific terms
	and	conditions of this Agreement.
(b)	Customer and Proprietary Information will not include information that:
	(i)	is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the "Recipient");
	(ii)	is independently developed by the Recipient;
	(iii)	is acquired by the Recipient from a third party not covered by a confidentiality agreement; or
	(iv)	is disclosed under a court order, law or regulation.
(c)	The parties will not disclose such information to any other parties unless agreed
	to	in writing, except as necessary for retrocession purposes or other secondary
	risk	transfer, as requested by external auditors, as required by court order, or as
	required	or allowed by law or regulation.
(d)	Ceding Company acknowledges that Reinsurer can aggregate data with other
	companies	reinsured with Reinsurer as long as the data cannot be identified as
	belonging	to Ceding Company.
(e)	Non-public Personal Information. Reinsurer and its representatives and service
	providers	will protect the confidentiality of Non-Public Personal Information, as
	defined	below, by holding all Non-Public Personal Information transmitted to
	them	by or on behalf of Ceding Company in strict confidence; maintaining
	appropriate	measures that are designed to protect the security, integrity and
	confidentiality	of Non-Public Personal Information; using Non-Public Personal
	Information	only in the ordinary course of its business to carry out Reinsurer’s
	obligations	under this Agreement; and disclosing Non-Public Personal
	Information	to third parties only as necessary to perform services under the
	Agreement,	for purposes of retrocession or further risk transfer or as may be
	required	or permitted by law.
(f)	"Non-Public Personal Information" is non-public personally identifiable medical,
	financial,	and other personal information about proposed, current and former
	applicants,	Policy owners, contract holders, insureds, annuitants, claimants, and
	beneficiaries	of Policies reinsured hereunder or contracts issued by Ceding
	Company,	and their representatives. Non-Public Personal Information does not
	include	de-identified personal data. Ceding Company will obtain, if required by
	any	law, appropriate consent to the collection, use and disclosure of Non-Public
	Personal	Information, from each insured to enable the parties to fully exercise
	their	rights and perform their obligations under this Agreement.

22.8	Notices
Notices sent pursuant to this Agreement shall be delivered via first class mail, courier service, facsimile or email and sent to the persons listed below. The parties agree to provide written notice of any changes to the names below. Notices sent pursuant to Article 21, Dispute Resolution and Arbitration shall be sent via courier service, email or facsimile.
Ceding Company:
Reinsurance Administration Lead Principal Life Insurance Company Relationship Manager - Reinsurance 801 Grand Avenue Attn: IDPC nth Floor Des Moines, Iowa 50392 Direct (515) xxx-xxxx Toll Free (800) 654-4278 Ext. xxxxx Fax Toll Free (866) 780-9909 last.first@principal.com
Reinsurer:
NAME TITLE
XYZ Company ADDRESS
Direct:
Email:
22.9	Cooperation
Each	party hereto shall use commercially reasonable efforts to cooperate with the other
in	all reasonable respects in order to accomplish the objectives of this Agreement,
including	making available to each other, any Governmental Authority and any of their
respective	Representatives, for interviews and meetings, and furnishing any additional
assistance,	information and documents as may be reasonably requested by a party from
time	to time. In addition, the parties will enter into any additional required agreements
or	undertakings necessary in order to accomplish the objectives of this Agreement.
The	duty of cooperation provided for in this Article shall extend to any and all
litigation	matters regarding the Policies, including litigation involving third parties;
provided	that Reinsurer shall reimburse Ceding Company for any out-of-pocket costs
and	expenses incurred by Ceding Company in connection with such efforts.

22.10	Reliance of Information Received
The parties agree for the purpose of this Agreement, Ceding Company has the right to rely on information received from the applicant at the time of underwriting and does not have any duty to investigate beyond their procedures unless they have reason to know the information may be incorrect.

Article 23

Definitions

Age of Maturity – the insured’s attained age at the Policy maturity date, which is the
date	to which the Policy will stay in force, unless the death of the insured occurs prior
to	the date, as long as the Policy owner satisfies all requirements outlined in the Policy.
The	Extended Coverage Rider can extend coverage beyond the maturity date.
Automatic Limit – the amount specified in Exhibit 1, Retention Limits of Ceding
Company	used to calculate the maximum Ceded Amount that may be ceded as
Automatic	Reinsurance.
Automatic Reinsurance – reinsurance satisfying certain conditions relating to the
reinsurance	as specified in the Agreement that is ceded to Reinsurer without obtaining
a	specific offer to reinsure from Reinsurer.
Ceded Amount – the portion of the Policy Death Benefit that is ceded to Reinsurer as
specified	in Exhibit 2, Life Benefits Schedule. For Facultative Reinsurance, the Ceded
Amount	is that percentage of the Policy Death Benefit for which Ceding Company
accepts	Reinsurer’s offer to reinsure.
Continuation – a new Policy replacing a Policy or a change in an existing Policy
issued	or made either
(1)	in compliance with the terms of the Policy; or
(2)	without:
(a) the same new underwriting information Ceding Company would obtain in the absence of the Policy;
(b) a suicide exclusion or contestable period as long as those are contained in other new issues of Policies; or
(c) the payment of the same commissions in the first year that Ceding Company would have paid in the absence of the original Policy.
The	new Policy may be issued by Ceding Company or Principal National Life
Insurance	Company without regard to the issuer of the replaced Policy.
Death Benefit(s) – The gross proceeds (before reduction for any outstanding Policy
loan	indebtedness or overdue Policy charges) payable to the beneficiary(ies) of a
Policy	once notice and proof of death of the insured while the Policy was in force has
been	received. Ceding Company provides three (3) Death Benefit options as follows:

Option 1 – Death Benefit equals the Face Amount of the Policy.

Option 2 – Death Benefit equals the Face Amount plus the accumulated value of the Policy.

Option 3 – Death Benefit equals the Face Amount plus accumulated premiums paid less partial surrenders on the Policy

  Effective Date – the date specified on the cover page on which this Agreement becomes binding on Ceding Company and Reinsurer.
  Error – any deviation from the terms of this Agreement resulting from the act, omission or oversight of an employee of either Ceding Company or Reinsurer whether such deviation results from inadvertence or a mistake in judgment. Error shall not include any failure to comply with the terms of an offer of Facultative Reinsurance, or any negligent or deliberate deviation from the terms of this Agreement.
  Face Amount – the amount used to determine the Death Benefit provided by a Policy.
  Facultative Reinsurance – reinsurance that is ceded to Reinsurer only after Ceding Company has obtained and accepted a specific offer to reinsure made by Reinsurer.
  Such reinsurance may be ceded to Reinsurer only upon the terms specified by Reinsurer in its offer to reinsure and the terms of this Agreement that do not conflict with the specific offer to reinsure.
  Jumbo Limit – the amount specified in Exhibit 1, Retention Limits of Ceding Company used as a condition for ceding Automatic Reinsurance.
  Material Change – a change that a prudent insurance or reinsurance executive would consider as likely to impact upon a party’s financial experience under this Agreement.
  Point-in-Scale - The premium rate appropriate for the insured's original issue age and current duration.
  Policy(ies) – an individual life insurance contract issued by Ceding Company on any of the Policy forms specified in Exhibit 2, Life Benefits Schedule. A Policy shall include any riders and endorsements approved for sale with the Policy unless specifically excluded in Exhibit 2, Life Benefits Schedule or any addendum to this Agreement.
  Policy Net Amount at Risk – on the reinsurance premium renewal date, the Death Benefit of a Policy less the accumulation account or cash value on the Policy, such difference taken to the nearest dollar. Details of calculation methods are set forth in Exhibit 9, Administration Schedule. The basis for determining the Policy Net Amount at Risk may be modified with the consent of both Ceding Company and Reinsurer without the need for a formal amendment of this Agreement.
  RBC Ratio – the ratio of Reinsurer’s statutory capital and surplus divided by Reinsurer’s Authorized Control Level Risk Based Capital as defined by the National Association of Insurance Commissioners (NAIC).
  Reinsured Net Amount at Risk – the Ceded Amount times the ratio of the Policy Net Amount at Risk over the Death Benefit.

  Reinsurer’s Proportionate Share – the Ceded Amount divided by the Death Benefit of a Policy as of the date of issue or as of the date of a subsequent change to the Policy that affects the Ceded Amount.
  Retention – the Death Benefit specified in Exhibit 1, Retention Limits of Ceding Company that is held by Ceding Company at its own risk on a life without the benefit of proportional reinsurance. In calculating the Retention, the sum retained by Ceding Company on the life and in force as of the date of issue of the Policy shall be taken into account.
  Supplemental Benefits – Any benefits other than the Death Benefit that are payable as a result of Policy language, riders or endorsements.
  Ultimate Amount – the projected twentieth (20th ) year Policy Net Amount at Risk that a Policy could achieve based on reasonable assumptions made about the operation of certain characteristics of the Policy form.

Article 24

Execution

Ceding Company and Reinsurer, by their respective officers, executed this Agreement in duplicate on the dates shown below.

PRINCIPAL LIFE INSURANCE COMPANY

Signed at Des Moines, Iowa

By:	By:
Title: AVP & Chief Underwriter	Title:	Senior Actuary
Date:	Date:
XYZ COMPANY
Signed at City, State
By:	By:
Title:	Title:
Date:	Date:

Exhibit 1

RETENTION LIMITS OF CEDING COMPANY

Effective July 1, 2010

RETENTION: Ceding Company agrees to retain its Retention as indicated in Exhibit 2, Life Benefits Schedule on each Policy not to exceed the Retention limit below at its own risk on a life without the benefit of proportional reinsurance. In calculating Ceding Company’s Retention, Face Amounts retained by Ceding Company on other individual life insurance Polices in force as of the issue date of the Policy shall be taken into account. Any decrease in the limits of Retention to existing reinsurance by Ceding Company including the transfer of retained amounts to another party must be approved by Reinsurer.

Retention Limit for Single Life Policies:
		Tables A-B, AA	Tables C-D	Tables E-F	Tables G-H
Ages	Std/Preferred	Tables 1-3	Tables 4-6	Tables 7-10	Tables 11-16
0-75	$5,000,000	$5,000,000	$5,000,000	$2,500,000	$2,500,000
76-80	2,500,000	2,500,000	2,500,000	1,250,000	1,250,000
81-85	1,250,000	1,250,000	None	None	None
86-90	1,250,000	1,250,000	None	None	None

AUTOMATIC LIMITS: To bind Automatic Reinsurance, the maximum Face Amount of life insurance in force with Ceding Company on a single life, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amounts, plus all Face Amounts applied for from Ceding Company on that life, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amounts, may not exceed the sum of the Retention on the life plus the following amounts.

		Tables A-B, AA	Tables C-D	Tables E-F	Tables G-H
Ages	Std/Preferred	Tables 1-3	Tables 4-6	Tables 7-10	Tables 11-16
0-75	$50,000,000	$50,000,000	$50,000,000	$25,000,000	$10,000,000
76-80	25,000,000	25,000,000	25,000,000	6,250,000	None
81-85	10,000,000	5,000,000	None	None	None
86-90	None	None	None	None	None

JUMBO LIMITS: To bind Automatic Reinsurance, the sum of (1) the maximum Face Amount of individual life insurance in force on the insured in all companies as of the application date of a Policy and (2) the Face Amount currently applied for from other companies, plus the Face Amount, or in the case of individual life insurance with increasing Death Benefits, the Ultimate Amounts currently applied for from Ceding Company on the insured, may not exceed the following amounts.

		Tables A-B, AA	Tables C-D	Tables E-F	Tables G-H
Ages	Std/Preferred	Tables 1-3	Tables 4-6	Tables 7-10	Tables 11-16
0-75	$65,000,000	$65,000,000	$65,000,000	$40,000,000	$20,000,000
76-80	40,000,000	40,000,000	40,000,000	30,000,000	20,000,000
81-85	12,500,000	10,000,000	None	None	None
86-90	12,500,000	10,000,000	None	None	None

Exhibit 2

LIFE BENEFITS SCHEDULE Effective DATE

POLICIES REINSURED: Ceding Company agrees to cede Automatic Reinsurance on the following Policy forms with issue dates from and until the dates listed below for Policies with Death Benefit as of the date of issue in excess of the amount listed in the Excess Limit column at the percentage listed in the Percent Ceded to Reinsurer column. Facultative Reinsurance may be ceded up to 100%.

		Percent Retained	Percent	Policy
Policy	Excess	by Ceding	Ceded to	Issue Dates	Age of
Form	Limit	Company	Reinsurer	From/Until [1]	Maturity
VUL5	$X	X%	X%	11-19-11/ --	121

[1]	Policies may be backdated up to six (6) months from the application date of the Policy to save the insured’s issue age.

Excess Limit is the maximum Death Benefit as of the date of issue of the Policy for which Ceding Company retains 100% of the risk.

Percent Retained by Ceding Company (% Retained) is the percentage of the Death Benefit as of the date of issue which is retained by Ceding Company, only applied to Death Benefits in excess of the Excess Limit.

The Ceding Company Retention for each Policy with Death Benefit less than or equal to the Excess Limit is equal to the Death Benefit. The Ceding Company Retention for each Policy with Death Benefit greater than the Excess Limit is determined as follows:

Retention = Excess Limit + % Retained x (Death Benefit – Excess Limit),

subject to the limits shown in Exhibit 1, Retention Limits of Ceding Company.

Percent Ceded to Reinsurer is the percentage of the Death Benefit as of the date of issue which is ceded to Reinsurer, only applied to Death Benefits in excess of the Excess Limit.

The Ceded Amount for each Policy with Death Benefit greater than the Excess Limit is equal to the Death Benefit less the Excess Limit times the Percent Ceded to Reinsurer. The Ceded Amount for each Policy with Death Benefit less than or equal to the Excess Limit is $0.

Recapture under Article 12.2: The minimum number of years that reinsurance must be in force before Ceding Company has the right to recapture by increasing its Retention on reinsured Policies is as follows:· VUL5: X years.

Recapture under Articles 12.3 through 12.8 is not subject to the minimum number of years indicated above.

Exhibit 3.0

PREMIUM SCHEDULE – VUL5, Full Underwriting Effective 11-19-2011

STANDARD REINSURANCE PREMIUMS:

Basic Reinsurance Premium Rates: The annual reinsurance premium rates for reinsurance ceded under this Agreement shall be Ceding Company’s rates as specified in Exhibit 15, 2001 VBT per thousand dollars ($1,000) of Reinsured Net Amount at Risk times the following percentages. These rates apply to both Automatic and Facultative Reinsurance.

Policy Durations 2+*
	Issue Ages	Issue Ages
Class	0 – x	x-x
Super Preferred [1]	x%	x%
Preferred NT [1]	x	x
Standard NT [1]	x	x
Preferred Tobacco [2]	x	x
Standard Tobacco [2]	x	x

*	First year (Policy duration 1) premium is $0.
[1]	These percentages are applied to the rates shown in Exhibit 15.1 for males, Exhibit 15.3 for females and Exhibit 15.5 for unisex.
[2]	These percentages are applied to the rates shown in Exhibit 15.2 for males, Exhibit 15.4 for females and Exhibit 15.6 for unisex.

Note: NT refers to Non-Tobacco.

ADDITIONAL AMOUNTS PAID BY CEDING COMPANY:

(1)	Substandard Premiums: The substandard table extra premiums shall be the number of tables assessed the risk times x (x%) of the attached appropriate rates times the above percentages in renewal years only.
(2)	Temporary Flat Extra Premiums: Ceding Company shall pay Reinsurer their share of the premium charged the insured with an allowance of x percent (x%) in all years.
(3)	Permanent Flat Extra Premiums: Ceding Company shall pay Reinsurer their share of the premium charged the insured with allowances of x percent (x%) in the first year and x percent (x%) thereafter.
(4)	Continuations: Premiums payable for reinsurance of a Continuation shall be Point-in-Scale based on the age at issue and duration from issue of the original Policy.

Exhibit 3.1

PREMIUM SCHEDULE – VUL5, Underwriting Programs Effective 11-19-2011

STANDARD REINSURANCE PREMIUMS:

Basic Reinsurance Premium Rates: The annual reinsurance premium rates for reinsurance ceded under this Agreement shall be Ceding Company’s rates as specified in Exhibit 15, 2001 VBT per thousand dollars ($1,000) of Reinsured Net Amount at Risk times the following percentages.

SIMPLIFIED ISSUE:	Policy Durations 2+*
Class Standard NT [1] Standard Tobacco [2] GUARANTEED ISSUE:	All Issue Ages x% x Policy Durations 2+*
Class Standard NT [3] Standard Tobacco [3]	All Issue Ages x% x

*	First year (Policy duration 1) premium is $0.
[1]	These percentages are applied to the rates shown in Exhibit 15.1 for males, Exhibit 15.3 for females and Exhibit 15.5 for unisex.
[2]	These percentages are applied to the rates shown in Exhibit 15.2 for males, Exhibit 15.4 for females and Exhibit 15.6 for unisex.
[3]	These percentages are applied to the gender and smoker distinct rates shown in Exhibit 15.7, 2001 VBT Ultimate Only.

Note: NT refers to Non-Tobacco.

ADDITIONAL AMOUNTS PAID BY CEDING COMPANY:

(1)	Substandard Premiums: The substandard table extra premiums shall be the number of tables assessed the risk times X percent (X%) of the attached appropriate rates times the above percentages in renewal years only.
(2)	Temporary Flat Extra Premiums: Ceding Company shall pay Reinsurer their share of the premium charged the insured with an allowance of X percent (X%) in all years.
(3)	Permanent Flat Extra Premiums: Ceding Company shall pay Reinsurer their share of the premium charged the insured with allowances of X percent (X%) in the first year and X percent (X%) thereafter.
(4)	Continuations: Premiums payable for reinsurance of a Continuation shall be Point-in-Scale based on the age at issue and duration from issue of the original Policy.

Exhibit 4

CONVERSION PREMIUM SCHEDULE

The parties acknowledge that Reinsurer does not currently provide reinsurance coverage for term Policies issued by Ceding Company. However, if Reinsurer does provide reinsurance for term Policies issued by Ceding Company in the future, the following Exhibit 4 will apply.

CONVERSION REINSURANCE PREMIUMS

The annual reinsurance premium rates for Policies that convert from a term Policy to another permanent Policy are calculated Point-in-Scale based on the issue age and duration from issue of the original Policy and using the applicable rates as specified in Exhibit 3, Premium Schedule, including any additional premiums for substandard or flat extra premiums if applicable. These rates apply to both Automatic and Facultative Reinsurance.

No reinsurance premiums are due or payable beyond the insured’s attained Age of Maturity even though Policy and reinsurance coverage will be extended beyond the insured’s attained Age of Maturity if the insured lives beyond the attained Age of Maturity.

The first year premium shall be zero (on a prorated basis if the term Policy being converted is still in the first Policy year).

Exhibit 5

JOINT SECOND-TO-DIE CONVERSION PREMIUM SCHEDULE

The parties acknowledge that Reinsurer does not currently provide reinsurance coverage for term Policies issued by Ceding Company. However, if Reinsurer does provide reinsurance for term Policies issued by Ceding Company in the future, the following Exhibit 5 will apply.

JOINT SECOND-TO-DIE CONVERSION REINSURANCE PREMIUMS

The annual reinsurance premium rates for Policies that convert from a term Policy to a joint second-to-die Policy are calculated Point-in-Scale using the applicable rates as specified in Exhibit 3, Premium Schedule using the Frasierized methodology (refer to Exhibit 6, Survivorship – Frasierized Calculation Schedule) with the appropriate single life rate for each insured, including any additional premiums for substandard or flat extra premiums if applicable. These rates apply to both Automatic and Facultative Reinsurance.

No reinsurance premiums are due or payable beyond the younger insured’s attained Age of Maturity even though Policy and reinsurance coverage will be extended beyond the insured’s attained Age of Maturity if the insured lives beyond the attained Age of Maturity.

The first year premium shall be zero (on a prorated basis if the term Policy being converted is still in the first Policy year).

Exhibit 6

SURVIVORSHIP – FRASIERIZED CALCULATION SCHEDULE

The following steps convert the single life reinsurance premium rates into Frasierized Survivorship reinsurance premium rates.

q[x]+t-1

are the single life reinsurance rates for lives x and y, in Policy year t, after

q[ y]+t-1 adjusting for any substandard extra mortality.

Then,

p[x]+t-1	=1-q[x]+t-1
p[y]+t-1	=1-q[y]+t-1
t p[x]	= p[x] × p[x]+1 × p[x]+2 ××××p[x]+t-1
t p[y]	= p[y] × p[y]+1 × p[y]+2 ××××p[y]+t-1

     q[ x]+t-1:[ y]+t-1=1-( t p[ x] + t p[ y] - t p[ x] t p[ y] ) / (t-1p[x] + t-1p[y] - t-1p[x] * t-1p[y]) The Frasierized Survivorship reinsurance premium rate per one thousand dollars ($1,000) in Policy year t is then

=1000q[x]+t-1:[ y]+t-1

Exhibit 7

CONDITIONAL RECEIPT ADDENDUM

The provisions of the Agreement shall apply in all respects to reinsurance of Ceding Company’s Conditional Receipt except as otherwise set forth in this Addendum.

Provided the conditions specified below are fulfilled, Reinsurer agrees to pay Ceding Company the Reinsured Net Amount at Risk on any claim paid by Ceding Company pursuant to a Conditional Receipt offered to a customer.

The following conditions must be satisfied in order for reinsurance of a Conditional Receipt to be effective:

1.	Ceding Company must become liable for a claim pursuant to a Conditional Receipt issued in a form agreed upon by the parties to this Agreement; and
2.	The Conditional Receipt must be given, in return for cash (or an absolute assignment form) received with an application for a Policy.

Exhibit 8

UNDERWRITING SCHEDULE

Ceding Company affirms that the following documents, applicable to the reinsured Policies and in use as of the Effective Date of this Agreement have been submitted to Reinsurer (except as indicated) and includes the following:

8.1	Underwriting Manual - Ceding Company uses the Swiss Re Life Guide (web based
	underwriting	manual for underwriting offers). No copy has been provided.
8.2	Routine Underwriting Requirements Charts (age and amount)
	(a)	TeleApp Requirements as provided on mm/dd/20yy; and subsequently revised effective date mm/dd/20yy.
	(b)	Paper Application Requirements as provided on mm/dd/20yy; and subsequently revised effective date mm/dd/20yy.
8.3	Preferred underwriting guidelines as submitted to Reinsurer on mm/dd/20yy.

Ceding Company will promptly notify Reinsurer of any proposed Material Change to the above. Changes to these documents will be provided to Reinsurer; however, such notice will not require an amendment to this Agreement.

Exhibit 9

ADMINISTRATION SCHEDULE

TO PLACE REINSURANCE INTO EFFECT

(1)	For Automatic Reinsurance: Ceding Company agrees to cede Automatic Reinsurance of a Policy by including all required information about the Policy on the new business segment of the next self-administered statement submitted in accordance with the Reports section below following issuance of the Policy. Submission of credible data in substantial compliance with the Policy Data Report shall be a condition precedent to the liability of Reinsurer under this Agreement.
(2)	For Facultative Reinsurance: Ceding Company agrees to submit an application for Facultative Reinsurance in substantial accord with a mutually agreed upon format and process. Ceding Company agrees that it must notify Reinsurer of its acceptance of Reinsurer’s offer within the timeframe (generally one hundred twenty (120) days but never less than thirty (30) days) set forth by Reinsurer in its offer. Failure to respond prior to expiration of the offer is not covered under Article 15, Errors. Ceding Company agrees to allocate reinsurance in accordance with its published facultative placement rules among those reinsurers making facultative offers to reinsure a Policy.

MINIMUM CESSION REQUIREMENT

Ceding Company agrees not to cede any Policy as Automatic Reinsurance if the Ceded Amount of the Policy is less than one thousand dollars ($1,000) to all reinsurers.

REPORTS

Within thirty (30) days following the end of each month, Ceding Company agrees to send Reinsurer the following two (2) reports:

(1)	A Billing Statement containing Policy level detail in a form mutually acceptable to
Company and Reinsurer. At a minimum, it shall contain the data elements in the attached Policy Detail Report. If the Policy contains Supplemental that are also reinsured, each segment of the Billing Statement shall include
Benefit detail.
Billing Statement shall be segmented as follows:
New Issues and first-year premiums due for new reinsurance.
Policies with renewal reinsurance premiums due during the reporting period.
Policies that have undergone a change that affects reinsurance. Separate may be submitted for any change affecting reinsurance of a Policy, but not limited to
Reissues;
Reinstatements;
Terminations;

  Reductions;
  Changes in Retention;
  Changes in mortality ratings;
  Issuance of a Continuation
  Death Benefit Option (DBO) Changes;
  Increases or decreases in the Face Amount; and
  Policy split options.

(2) A Policy Exhibit Report in substantial accord with the attached form that indicates in force reinsurance as of the beginning of the reporting period, increases during the reporting period (new reinsurance, reinstatements, recoveries or other increases) and all decreases during the reporting period (terminations, reductions, surrenders, death claims or other decreases); and the resulting in force reinsurance as of the end of the reporting period.

Within ten (10) days following the end of each quarter, Ceding Company agrees to send Reinsurer the following two (2) reports:

(1)	A Policy Exhibit Report in substantial accord with the attached form that indicates in force reinsurance as of the beginning of the reporting period, increases during the reporting period (new reinsurance, reinstatements, recoveries or other increases) and all decreases during the reporting period (terminations, reductions, surrenders, death claims or other decreases); and the resulting in force reinsurance as of the end of the reporting period.
(2)	A Reserve Report in substantial accord with the attached form.

Reinsurer may request a change in the reporting requirements in order to obtain data it reasonably needs to properly administer this Agreement or to prepare its financial statements.

REINSURANCE PREMIUMS DUE

Reinsurance premiums are payable annually in advance and are due with the Billing Statement report submitted pursuant to the Reports section above.

REDUCTIONS IN INSURANCE

(1)	If life insurance issued by Ceding Company on a Policy reduces because that Policy lapses or reduces in accordance with the terms of the Policy, the Reinsured Net Amount at Risk on that Policy shall be reduced to restore as far as possible the Retention on that Policy as of the effective date of the reduction.
(2)	Notwithstanding the preceding, the reduction of the Ceded Amount shall be limited to Reinsurer’s share of the total reinsurance on the lapsed or reduced Policy prior to the reduction.

AUTOMATIC TERMINATION

Reinsurance of a Policy shall terminate as of the beginning of the Policy year during which the Ceded Amount to all reinsurers shall be less than one thousand dollars ($1,000).

CLAIMS ADMINISTRATION

Claims shall be individually reported as incurred, using a form in substantial accord with an agreed upon process and format. Ceding Company will forward claims information to Reinsurer as follows:

(1)	INCONTESTABLE CLAIMS (Facultative and Automatic): For Death Benefit claims of one million dollars ($1,000,000) and under Ceding Company will forward a request for payment letter. For Death Benefit claims over one million dollars ($1,000,000) Ceding Company will forward a request for payment letter and routine claims papers (copy of death certificate, copy of claims worksheet, copy of claims check and copy of beneficiary statement).
(2)	CONTESTABLE CLAIMS (Facultative and Automatic): Ceding Company will forward a request for payment letter, all routine claims papers (copy of death certificate, copy of claims worksheet, copy of claims check and copy of beneficiary statement), copies of any investigative papers and a copy of the new business application.

Exhibit 10

POLICY DETAIL REPORT

For each Policy show:

  Client Policy Number
  Effective Date of Statement
  Automatic/Facultative Indicator
  Name: Last , First , Middle Initial
  Gender
  Smoker Indicator
  Original Plan code
  Issue Age
  Table Rating
  Flat EXTRA1 Premium
  Length of Flat EXTRA1 (YR)
  Flat EXTRA2 Premium
  Length of Flat EXTRA2 (YR)
  Current Amount Reinsured
  Issue Month/Day/Century/Year
  Termination Date
  ADB Allowance

Additional Data Items (not required)

  Par/Nonpar Indicator
  State of Residency
  Type of Evidence
  Underwriting Indicator
  Coverage Sequence Number
  Account Number
  COX/MCX/RPR
  ER/NR
  Age Basis
  Gross Premium
  Allowance
  Tax Interest Rate
  Reinsurance Premium Mode
  Retention Indicator
  Retention Amount
  Cash Value
  First Year/Renewal Indicator
  Status Code
  Years From Issue to Conversion
  Coverage Face
  Direct Face Issued
  Life Standard Premium
  Life substandard Premium
  Gross Flat EXTRA1 Premium
  Gross Flat EXTRA2 Premium
  W.P. Premium
  ADB Premium
  Policy Fee
  Dividend
  Life Standard Allowance
  Life Substandard Allowance
  Gross Flat EXTRA1 Allowance
  Gross Flat EXTRA2 Allowance
  W.P. Allowance
  Reinstate Date

Special Products (if applicable)

  Joint Insured Name (Last, First, Middle Initial)
  Term Additions Indicator
  Accelerated Benefit Indicator
  Purchase Options

Exhibit 11

RETROCESSION AGREEMENTS SCHEDULE

The following agreements are in force between Ceding Company and Principal National Insurance Company. Such agreements form the basis of the Retrocession Agreements referred to in Article 1.5, Preamble. Copies of each agreement are available to Reinsurer upon request.

Coinsurance Agreement effective July 2009 – and any subsequent amendments.

Coinsurance/Comodco Agreement effective January 2011 – and any subsequent amendments.

Exhibit 12

FINANCIAL IMPAIRMENT SCHEDULE

1.	Definitions
	A.	Level 1 Financial Impairment – Reinsurer will be in a state of Level 1
		Financial	Impairment if:
		a)	Reinsurer’s RBC Ratio falls below x% but remains at or above x%, or
		b)	Reinsurer’s financial strength or claims paying ratings are lowered to the
			following	level(s):
			i.	Reinsurer’s A.M. Best rating falls to x or x at any time, or
			ii.	Reinsurer’s Standard & Poor’s Financial Strength Rating initially assigned or subsequently falling to x or x at any time, or
			iii.	Reinsurer’s Moody’s rating for Insurance Financial Strength initially assigned or subsequently falling to Baa2 or Baa3 at any time, or
			iv.	Reinsurer’s Fitch Claims Paying Rating initially assigned or subsequently falling to x or x at any time.
	B.	Level 2 Financial Impairment – Reinsurer will be in a state of Level 2
		Financial	Impairment if:
		a)	Reinsurer’s RBC Ratio falls below x%, or
		b)	Reinsurer’s financial strength or claims paying ratings are lowered to the
			following	level(s):
			i.	Reinsurer’s A.M. Best rating falls below x at any time, or
			ii.	Reinsurer’s Standard & Poor’s Financial Strength Rating initially assigned or subsequently falling below x at any time, or
			iii.	Reinsurer’s Moody’s rating for Insurance Financial Strength initially assigned or subsequently falling below x at any time, or
			iv.	Reinsurer’s Fitch Claims Paying Rating initially assigned or subsequently falling below x at any time.
		c)	Discontinuance of any agency’s rating by a nationally recognized rating
			agency	at Reinsurer’s request will be considered a sign of Level 2 Financial
			Impairment,	unless a comparable rating from another nationally recognized
			agency	is substituted for the one discontinued, and this agency’s
			comparable	rating is high enough not to trigger the Level 2 Financial
			Impairment	criteria defined in this Schedule.
	C.	Impairment Date – The date of Reinsurer’s Level 1 or Level 2 Financial
		Impairment,	as the case may be, will be the earlier of:
		a)	the effective date of any rating agency action that triggers Reinsurer’s
			Level	1 or Level 2 Financial Impairment, or
		b)	the filing date of the Risk Based Capital Report in which Reinsurer’s RBC
			Ratio	triggers Level 1 or Level 2 Financial Impairment.

In the event that, at different points, Reinsurer suffers Level 1 Financial Impairment and suffers Level 2 Financial Impairment, then the Impairment Date shall be defined as the date on whichever type of financial impairment last occurred.
	D.	Cure(d) – Actions taken by Reinsurer to eliminate the conditions that define a
		Level	1 or a Level 2 Financial Impairment.
	E.	Cure Period – Reinsurer will be granted a 12-month Cure Period for a Level 1
		Financial	Impairment, commencing with the Impairment Date, during which time
		Reinsurer	will make reasonable efforts to Cure the Level 1 Financial Impairment.
		Reinsurer	will inform Ceding Company in writing within ten (10) business days
		of	the Impairment Date of any actions it has taken to Cure the Level 1 Financial
		Impairment.	There is no Cure Period for a Level 2 Financial Impairment.
	F.	Credit Risk Amount – The sum of:
		a)	the statutory unearned premium reserve credit taken by Ceding Company less any past due premiums due Reinsurer by Ceding Company,
		b)	the total pending claims reported by Ceding Company as of the most recent periodic report less the total of any unsettled or unresolved contestable period claims, and
		c)	the statutory incurred but not reported (IBNR) reserve credit taken by Ceding Company.
2.	Rights and Special Conditions Triggered upon Reinsurer’s Level 1 Financial
Impairment
	A.	Ceding Company will have the right, at its sole and absolute discretion, but not
		the	obligation, to cancel the Agreement for future new business, with notice of
		such	to be provided to Reinsurer in writing. Both parties agree to waive the
		normal	notification period for cancellation provided in Article 19,
		Commencement	and Termination. The effective date of such cancellation will be
		no	earlier than the Impairment Date.
	B.	A Letter of Credit Deadline date will be set, defined as sixty (60) calendar days
		from	the Impairment Date, by which time Reinsurer will make reasonable efforts
		to	secure Letters of Credit in an amount no less than x percent (x%) of the Credit
		Risk	Amount. This x% factor is intended as a margin for reporting lags, and in
		no	case shall Ceding Company deprive Reinsurer of surplus for amounts
		exceeding	actual net reserves or actual net claims due. The Credit Risk Amount
		used	to determine the size of the Letter of Credit facility will be recalculated at
		each	calendar quarter end during the Cure Period, and if this amount increases
		materially,	Reinsurer will make reasonable efforts to increase the size of the
		facility	accordingly. Reinsurer will also make reasonable efforts to maintain the
		facility	for the duration of the Cure Period.
	C.	If Reinsurer has not established Letters of Credit according to Section 2.B.,
		Ceding	Company, at its sole and absolute discretion, shall have the right, but not
		the	obligation, to recapture all the business in force per the terms described in
		Article	12, Recapture. The effective date of recapture will be no earlier than the
		Letter	of Credit Deadline (if a facility was never established), or (if established)
		the	quarter-end date when the facility subsequently becomes deficient.

	D.	If Reinsurer has not Cured the Level 1 Financial Impairment by the end of the Cure Period, Ceding Company, at its sole and absolute discretion, shall have the right, but not the obligation, to recapture all business in force, per the terms described in Article 12, Recapture. The effective date of recapture will be no earlier than the date of the end of the Cure Period.
3.	Rights and Special Conditions Triggered upon Reinsurer’s Level 2 Financial
Impairment
	A.	Ceding Company will have the right, at its sole and absolute discretion, but not the obligation, to cancel the Agreement for future new business, such notice provided to Reinsurer in writing. Both parties agree to waive the normal notification period for cancellation provided in the Article 19, Commencement and Termination. The effective date of such cancellation will be no earlier than the Impairment Date.
	B.	Ceding Company will have the right at its sole and absolute discretion, but not the obligation, to recapture all business in force, per the terms described in Article 12, Recapture. The effective date of recapture will be no earlier than the Impairment Date.

Exhibit 13

ARBITRATION SCHEDULE

(a)	Initiation of Arbitration
	Arbitration	shall be initiated by the delivery of a written notice of demand (“Demand”)
	for	arbitration by one party to the other. Delivery shall be pursuant to Article 22.8,
Notices.
(b)	Answer
	The	other party shall provide a written answer to the Demand (“Answer”) within thirty
	(30)	days of receipt of the Demand by delivering the Answer pursuant to Article 22.8,
Notices.
(c)	Location of Arbitration
	The	arbitration proceeding shall take place in Orlando, Florida, or other mutually
	agreed	upon location. The arbitration panel may, for the convenience of the parties and
	without	changing the sites of the arbitration proceeding, take evidence at any
	reasonable	location or via electronic means.
(d)	Discovery
	Unless	the parties agree otherwise:
	1.	Each party shall provide its discovery request to the other party no later than thirty (30) days following the receipt of the Answer.
	2.	Both parties shall comply with discovery requests within thirty (30) days of receipt of such request.
	3.	Oral discovery shall be limited to no more than four (4) depositions for each party, including any expert witnesses, unless otherwise agreed to by both parties.
	4.	All discovery shall be completed within thirty (30) days after the deadline to appoint the third arbitrator.
(e)	Arbitration Panel
	Arbitration	shall be conducted before a three-person Arbitration Panel appointed as
	follows.	Each party shall appoint one arbitrator, and the two arbitrators so appointed
	shall	then appoint a neutral arbitrator (designated as the “Umpire”) before proceeding.
	If	either party fails to appoint an arbitrator within thirty (30) days after the receipt of
	the	Answer, the other party may appoint both arbitrators. Should the two arbitrators
	fail	to choose an Umpire within thirty (30) days of the appointment of the second
	arbitrator,	each arbitrator shall propose three names, of whom the other shall strike
	two,	and the decision shall be made from the remaining two by drawing lots. The
	arbitrators	and Umpire shall be either present or former executive officers of life
	insurance	or life reinsurance companies, or arbitrators certified by ARIAS•U.S. The arbitrators and Umpire shall not be under the control of either party, and shall have no financial interest in the outcome of the arbitration.
(f)	Hearing
A Hearing shall be conducted in front of the arbitrators within sixty (60) days following the completion of all discovery.
(g)	Arbitration Award
The arbitrators shall not be obligated to follow judicial formalities or the rules of evidence and shall make their decisions according to the practice of the life reinsurance business. The decision rendered by a majority of the Arbitration Panel shall be final and binding on the parties. Any award of the Arbitration Panel may be one or any combination of the following: money damages, an order requiring the performance of the obligations under this Agreement, or any other appropriate order or remedy. The Arbitration Panel may award interim relief, including pre-award security. The award shall assign all costs of the arbitration to one or more of the parties in such proportion as the arbitrators determine on an equitable basis, except each party shall bear its own attorneys fees, professional fees and expert witness costs. Judgment upon any award rendered in the arbitration may be entered in any court having jurisdiction.

Exhibit 14

ACCELERATED DEATH BENEFIT ADDENDUM

The provisions of the Agreement shall apply in all respects to reinsurance of coverage provided by any accelerated death benefit (ADB) or death benefit advance (DBA*) riders offered for sale with the Policies.

RIDER PROVISIONS

Both the ADB and DBA riders provide that:

1.	Ceding Company will pay to the Policy owner an advance payment of the Death
	Benefit	when the insured’s life expectancy is less than the maximum amount of
	months	stated in I.R.C. 7702(B) and I.R.C. 101(G). Ceding Company’s current
	standard	is twelve (12) months or less from the date Ceding Company receives a
	request	for an advance payment of the Death Benefit. However, that standard could
	vary	from state to state and because of changes to I.R.C. 7702(B) and 101(g). The
	request	for an advance payment must include written certification from a licensed
	physician	and Ceding Company reserves the right to obtain a second medical opinion
	at	Ceding Company’s expense.
2.	Ceding Company will pay the Death Benefit advance as a lump sum.
3.	The minimum amount of any Death Benefit advance is five hundred dollars ($500).
4.	The total maximum Death Benefit advance amount is seventy-five percent (75%) of
	the	Policy Death Benefit, up to a maximum benefit of one million dollars
	($1,000,000)	.
5.	The ADB and the DBA rider ends on:
	(a)	Termination of the Policy; or
	(a)	Ceding Company’s receipt of the Policy owner’s request to terminate the rider.
*	Critical care and nursing home benefits are excluded.

Exhibit 15

2001 VBT

The parties agree to use the industry standard 2001 Valuation Basic Tables (VBT). Copies of the tables are attached as the following exhibits:

Exhibit 15.1	2001 VBT Select & Ultimate Age Nearest Birthday, Male, Non-Smoker These rates apply to Male Super Preferred, Preferred Non-Tobacco, Super Standard Non-Tobacco and Standard Non-Tobacco rates.

Exhibit 15.2	2001 VBT Select & Ultimate Age Nearest Birthday, Male, Smoker These rates apply to Male Preferred Tobacco and Standard Tobacco rates.

Exhibit 15.3	2001 VBT Select & Ultimate Age Nearest Birthday, Female, Non-Smoker These rates apply to Female Super Preferred, Preferred Non-Tobacco, Super Standard Non-Tobacco and Standard Non-Tobacco rates.

Exhibit 15.4	2001 VBT Select & Ultimate Age Nearest Birthday, Female, Smoker These rates apply to Female Preferred Tobacco and Standard Tobacco rates.

Exhibit 15.5

2001 VBT Select & Ultimate Age Nearest Birthday, Unisex (80/20 Male/Female Blend), Non-Smoker These rates apply to Unisex Super Preferred, Preferred Non-Tobacco, Super Standard Non-Tobacco and Standard Non-Tobacco rates.

Exhibit 15.6	2001 VBT Select & Ultimate Age Nearest Birthday, Unisex (80/20 Male/Female Blend), Smoker These rates apply to Unisex Preferred Tobacco and Standard Tobacco rates.

Exhibit 15.7	2001 VBT Ultimate Only
These rates apply to the rates for Guaranteed Issue Policies.

Exhibit 15.1

2001 VBT Select & Ultimate Age Nearest Birthday, Male, Non-Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.90	0.49	0.32	0.20	0.14	0.14	0.15	0.15	0.15	0.16	0.16	0.20	0.26	0.31	0.39	0.53	0.66	0.77	0.83	0.85	0.85	0.85	0.85	0.85	0.85	0.86	25
1	0.40	0.29	0.19	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.18	0.22	0.28	0.33	0.50	0.63	0.73	0.81	0.84	0.85	0.85	0.85	0.85	0.85	0.86	0.89	26
2	0.28	0.19	0.14	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.19	0.25	0.29	0.40	0.60	0.70	0.78	0.83	0.84	0.85	0.85	0.85	0.85	0.86	0.88	0.93	27
3	0.17	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.15	0.18	0.24	0.28	0.39	0.58	0.68	0.76	0.82	0.84	0.85	0.85	0.85	0.85	0.86	0.87	0.90	0.91	28
4	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.18	0.23	0.28	0.39	0.58	0.68	0.76	0.82	0.84	0.85	0.85	0.85	0.85	0.86	0.87	0.88	0.88	0.88	29
5	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.17	0.22	0.27	0.39	0.57	0.68	0.76	0.82	0.84	0.85	0.85	0.85	0.85	0.86	0.86	0.86	0.86	0.86	0.86	30
6	0.13	0.13	0.13	0.14	0.14	0.14	0.17	0.22	0.26	0.38	0.57	0.68	0.76	0.82	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84	0.84	31
7	0.13	0.13	0.13	0.14	0.14	0.17	0.21	0.26	0.37	0.57	0.68	0.76	0.82	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	32
8	0.13	0.13	0.13	0.14	0.16	0.20	0.25	0.37	0.56	0.68	0.76	0.81	0.82	0.82	0.82	0.82	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	33
9	0.13	0.13	0.13	0.16	0.19	0.25	0.36	0.56	0.68	0.76	0.81	0.81	0.81	0.81	0.81	0.81	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	34
10	0.13	0.13	0.15	0.19	0.25	0.35	0.56	0.67	0.76	0.80	0.80	0.80	0.80	0.80	0.81	0.82	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	35
11	0.13	0.15	0.18	0.24	0.34	0.56	0.67	0.76	0.79	0.79	0.79	0.79	0.79	0.80	0.81	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	36
12	0.14	0.17	0.24	0.33	0.56	0.67	0.76	0.78	0.78	0.78	0.78	0.78	0.79	0.81	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	0.95	37
13	0.16	0.23	0.32	0.56	0.67	0.76	0.77	0.77	0.77	0.77	0.77	0.79	0.80	0.83	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	0.95	1.02	38
14	0.22	0.31	0.56	0.67	0.76	0.77	0.77	0.77	0.77	0.77	0.77	0.79	0.82	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	0.95	1.02	1.09	39
15	0.30	0.56	0.67	0.76	0.76	0.76	0.76	0.76	0.76	0.76	0.78	0.80	0.83	0.83	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	0.95	1.02	1.09	1.16	40
16	0.56	0.67	0.75	0.75	0.75	0.75	0.75	0.75	0.75	0.76	0.78	0.81	0.82	0.83	0.83	0.83	0.83	0.84	0.85	0.87	0.91	0.95	1.02	1.09	1.16	1.26	41
17	0.67	0.74	0.74	0.74	0.74	0.74	0.74	0.74	0.75	0.77	0.78	0.80	0.80	0.80	0.80	0.80	0.84	0.85	0.87	0.91	0.95	1.02	1.09	1.16	1.26	1.39	42
18	0.73	0.73	0.73	0.73	0.73	0.73	0.73	0.73	0.75	0.75	0.76	0.77	0.77	0.79	0.80	0.80	0.85	0.86	0.91	0.95	1.02	1.09	1.16	1.26	1.39	1.53	43
19	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.72	0.72	0.72	0.73	0.73	0.74	0.77	0.80	0.82	0.86	0.91	0.95	1.02	1.08	1.16	1.26	1.39	1.53	1.71	44
20	0.66	0.66	0.66	0.66	0.66	0.67	0.67	0.68	0.68	0.68	0.69	0.70	0.72	0.76	0.82	0.86	0.90	0.95	1.02	1.08	1.16	1.26	1.39	1.53	1.71	1.91	45
21	0.60	0.60	0.60	0.60	0.61	0.62	0.63	0.63	0.64	0.65	0.66	0.69	0.72	0.77	0.84	0.90	0.95	1.02	1.08	1.16	1.26	1.39	1.53	1.71	1.91	2.10	46
22	0.55	0.55	0.55	0.56	0.58	0.58	0.59	0.60	0.60	0.63	0.65	0.68	0.72	0.79	0.87	0.95	1.02	1.08	1.16	1.26	1.39	1.53	1.71	1.91	2.10	2.31	47
23	0.49	0.49	0.51	0.53	0.55	0.56	0.57	0.58	0.59	0.62	0.65	0.68	0.74	0.81	0.91	1.01	1.08	1.16	1.26	1.39	1.53	1.71	1.91	2.10	2.31	2.42	48
24	0.43	0.44	0.48	0.51	0.54	0.55	0.56	0.58	0.60	0.63	0.67	0.71	0.77	0.85	0.97	1.07	1.16	1.26	1.39	1.53	1.71	1.91	2.10	2.29	2.42	2.55	49
25	0.35	0.40	0.46	0.51	0.53	0.55	0.57	0.58	0.62	0.66	0.70	0.75	0.82	0.91	1.03	1.15	1.26	1.39	1.53	1.71	1.91	2.10	2.27	2.42	2.55	2.74	50
26	0.32	0.39	0.46	0.52	0.54	0.56	0.57	0.61	0.64	0.69	0.74	0.80	0.88	0.99	1.11	1.26	1.39	1.53	1.71	1.91	2.10	2.27	2.41	2.55	2.74	2.97	51
27	0.30	0.39	0.46	0.53	0.56	0.57	0.61	0.64	0.68	0.74	0.80	0.87	0.96	1.09	1.21	1.38	1.53	1.71	1.90	2.10	2.26	2.40	2.55	2.74	2.97	3.29	52
28	0.30	0.39	0.47	0.53	0.57	0.60	0.63	0.68	0.73	0.79	0.87	0.96	1.06	1.20	1.34	1.53	1.70	1.89	2.10	2.25	2.40	2.55	2.74	2.97	3.29	3.65	53
29	0.29	0.39	0.48	0.54	0.60	0.63	0.68	0.73	0.78	0.87	0.96	1.06	1.17	1.30	1.48	1.69	1.88	2.09	2.25	2.39	2.55	2.74	2.97	3.29	3.65	4.11	54
30	0.28	0.39	0.47	0.55	0.62	0.68	0.73	0.78	0.86	0.95	1.04	1.14	1.26	1.42	1.61	1.84	2.04	2.22	2.39	2.55	2.74	2.97	3.27	3.65	4.08	4.68	55
31	0.27	0.38	0.47	0.55	0.63	0.71	0.78	0.84	0.91	0.99	1.09	1.22	1.38	1.57	1.80	2.01	2.20	2.37	2.54	2.73	2.95	3.25	3.64	4.08	4.57	5.26	56
32	0.26	0.36	0.47	0.55	0.64	0.72	0.80	0.87	0.94	1.02	1.14	1.31	1.53	1.76	1.99	2.18	2.37	2.54	2.73	2.95	3.24	3.64	4.06	4.53	5.10	5.89	57
33	0.27	0.38	0.48	0.58	0.67	0.76	0.85	0.91	0.98	1.07	1.21	1.42	1.68	1.92	2.14	2.34	2.53	2.73	2.95	3.23	3.63	4.04	4.50	5.04	5.62	6.41	58
34	0.29	0.39	0.51	0.60	0.71	0.80	0.90	0.97	1.05	1.16	1.34	1.57	1.83	2.09	2.31	2.50	2.72	2.95	3.23	3.59	4.00	4.46	4.99	5.56	6.14	7.02	59
35	0.31	0.41	0.52	0.63	0.73	0.84	0.94	1.04	1.15	1.30	1.49	1.72	1.98	2.24	2.48	2.70	2.95	3.23	3.58	3.96	4.41	4.93	5.49	6.07	6.68	7.76	60
36	0.32	0.43	0.54	0.65	0.77	0.87	0.99	1.14	1.29	1.47	1.66	1.89	2.15	2.43	2.69	2.95	3.23	3.56	3.94	4.35	4.88	5.43	6.01	6.65	7.31	8.67	61
37	0.34	0.44	0.56	0.67	0.78	0.91	1.07	1.26	1.45	1.63	1.82	2.03	2.31	2.63	2.93	3.23	3.55	3.91	4.33	4.81	5.36	5.94	6.58	7.29	8.15	9.80	62
38	0.37	0.49	0.61	0.71	0.83	0.98	1.18	1.40	1.61	1.79	1.97	2.20	2.49	2.82	3.17	3.52	3.90	4.31	4.78	5.29	5.87	6.52	7.26	8.12	9.25	11.07	63
39	0.40	0.54	0.66	0.77	0.90	1.08	1.32	1.54	1.76	1.94	2.13	2.38	2.70	3.06	3.44	3.85	4.27	4.76	5.27	5.81	6.45	7.22	8.09	9.21	10.49	12.40	64
40	0.43	0.58	0.71	0.83	0.99	1.21	1.46	1.70	1.89	2.09	2.32	2.62	2.96	3.34	3.76	4.21	4.71	5.24	5.79	6.39	7.16	8.04	9.15	10.37	11.71	13.80	65
41	0.45	0.63	0.79	0.94	1.12	1.36	1.62	1.84	2.06	2.29	2.57	2.91	3.28	3.69	4.17	4.68	5.20	5.76	6.38	7.09	7.99	9.08	10.27	11.65	12.87	15.21	66
42	0.48	0.70	0.89	1.06	1.26	1.50	1.76	2.00	2.25	2.53	2.86	3.23	3.64	4.13	4.68	5.16	5.70	6.34	7.08	7.92	8.99	10.17	11.50	12.80	13.88	16.63	67
43	0.51	0.73	0.95	1.14	1.35	1.59	1.87	2.14	2.44	2.76	3.13	3.56	4.08	4.62	5.15	5.61	6.28	7.03	7.90	8.89	10.06	11.30	12.59	13.80	15.22	18.16	68
44	0.54	0.78	1.00	1.20	1.41	1.68	1.99	2.33	2.65	3.01	3.41	3.98	4.56	5.10	5.59	6.19	6.96	7.85	8.85	9.93	11.15	12.42	13.69	15.01	16.63	19.73	69
45	0.60	0.84	1.05	1.26	1.51	1.80	2.16	2.53	2.92	3.29	3.79	4.46	5.03	5.52	6.07	6.85	7.77	8.78	9.86	10.99	12.23	13.50	14.77	16.51	18.48	21.65	70
46	0.65	0.88	1.09	1.32	1.61	1.97	2.37	2.80	3.22	3.67	4.26	4.93	5.48	5.97	6.76	7.69	8.73	9.84	10.97	12.11	13.34	14.58	16.25	18.37	20.77	23.80	71
47	0.71	0.92	1.14	1.41	1.75	2.14	2.60	3.08	3.55	4.12	4.72	5.37	5.92	6.59	7.57	8.66	9.81	10.97	12.11	13.23	14.39	16.00	18.09	20.66	23.47	26.68	72
48	0.77	0.99	1.24	1.54	1.89	2.31	2.81	3.35	3.89	4.56	5.14	5.80	6.46	7.35	8.52	9.76	10.95	12.11	13.23	14.26	15.77	17.81	20.35	23.34	26.34	29.70	73
49	0.81	1.08	1.37	1.69	2.06	2.50	3.03	3.65	4.22	4.88	5.55	6.33	7.21	8.27	9.57	10.93	12.11	13.23	14.24	15.55	17.56	20.06	22.99	26.21	29.30	32.86	74
50	0.89	1.19	1.51	1.86	2.23	2.69	3.28	3.93	4.52	5.20	6.03	7.06	8.19	9.43	10.73	12.11	13.21	14.21	15.49	17.33	19.78	22.67	25.81	29.14	32.37	36.32	75
51	0.98	1.34	1.70	2.06	2.44	2.92	3.51	4.16	4.84	5.63	6.68	8.02	9.34	10.63	11.79	13.19	14.17	15.41	17.25	19.52	22.36	25.46	28.72	32.22	35.74	40.08	76
52	1.07	1.49	1.90	2.29	2.68	3.14	3.74	4.45	5.25	6.26	7.56	9.12	10.52	11.42	12.79	14.13	15.33	17.15	19.40	22.08	25.13	28.35	31.78	35.59	39.52	44.47	77
53	1.11	1.61	2.07	2.52	2.94	3.43	4.09	4.93	5.86	7.10	8.62	10.29	11.31	12.45	13.81	15.25	17.05	19.28	21.68	24.83	27.99	31.37	35.12	39.38	43.88	49.61	78
54	1.15	1.73	2.27	2.74	3.18	3.75	4.54	5.55	6.64	8.09	9.70	11.04	12.32	13.67	15.17	16.95	19.16	21.60	24.37	27.68	31.01	34.69	38.88	43.74	48.96	55.56	79
55	1.19	1.86	2.46	2.94	3.44	4.14	5.11	6.28	7.50	9.04	10.34	11.95	13.52	15.09	16.85	19.04	21.52	24.15	27.15	30.67	34.30	38.42	43.20	48.84	54.86	62.05	80
56	1.24	1.99	2.63	3.18	3.77	4.63	5.77	7.08	8.37	9.62	11.17	13.01	14.90	16.75	18.92	21.50	24.13	26.85	30.02	33.88	37.95	42.67	48.23	54.71	61.28	69.45	81
57	1.29	2.09	2.81	3.47	4.20	5.21	6.49	7.88	9.20	10.72	12.52	14.53	16.53	18.80	21.47	24.10	26.82	29.67	33.16	37.50	42.15	47.64	54.05	61.13	68.60	77.12	82
58	1.39	2.23	3.02	3.81	4.73	5.88	7.23	8.63	9.93	11.64	13.68	16.12	18.55	21.18	24.06	26.78	29.64	32.76	36.68	41.66	47.07	53.40	60.40	68.45	76.20	85.36	83
59	1.52	2.39	3.28	4.22	5.31	6.58	7.98	9.34	10.60	12.52	14.85	17.75	20.90	23.74	26.72	29.58	32.71	36.24	40.74	46.54	52.77	59.68	67.64	76.05	84.35	94.49	84
60	1.70	2.59	3.57	4.67	5.91	7.28	8.70	10.04	11.29	13.46	16.18	19.44	23.16	26.36	29.51	32.64	36.17	40.24	45.50	52.18	58.99	66.84	75.13	84.16	93.33	104.68	85
61	1.91	2.83	3.89	5.11	6.51	7.98	9.41	10.72	11.98	14.49	17.53	21.01	24.85	29.11	32.55	36.08	40.16	44.92	50.99	58.34	66.08	74.26	83.18	93.15	103.43	115.99	86
62	2.15	3.10	4.25	5.60	7.13	8.70	10.17	11.52	12.86	15.66	18.90	22.50	26.53	31.12	35.98	40.05	44.81	50.34	57.00	65.38	73.44	82.24	92.08	103.26	114.64	128.32	87
63	2.30	3.42	4.74	6.23	7.86	9.52	11.09	12.56	14.07	17.07	20.47	24.27	28.62	33.70	39.68	44.68	50.21	56.25	63.86	72.68	81.36	91.09	102.12	114.49	126.86	141.51	88
64	2.41	3.76	5.27	6.91	8.68	10.45	12.17	13.84	15.55	18.72	22.33	26.48	31.32	37.04	43.89	50.05	56.09	63.00	70.98	80.54	90.14	101.04	113.25	126.73	139.93	155.38	89
65	2.47	4.09	5.83	7.68	9.59	11.51	13.38	15.24	17.17	20.57	24.52	29.15	34.62	41.18	49.01	55.90	62.81	70.02	78.63	89.25	100.02	112.09	125.40	139.84	153.70	169.81	90
66	2.51	4.61	6.53	8.52	10.69	12.74	14.71	16.73	18.93	22.65	27.07	32.29	38.56	46.04	54.64	62.65	69.82	77.55	87.07	98.96	110.89	124.07	138.34	153.59	167.99	183.19	91
67	2.68	5.20	7.30	9.45	11.94	14.09	16.19	18.35	20.81	24.97	29.95	35.94	43.08	51.30	61.01	69.66	77.36	85.90	96.59	109.74	122.77	136.88	151.96	167.89	181.24	197.07	92
68	3.11	5.85	8.17	10.49	13.07	15.65	18.19	20.72	23.29	28.04	33.79	40.65	48.56	57.92	68.29	77.20	85.71	95.31	107.13	121.50	135.46	150.38	166.14	181.16	195.01	211.63	93
69	3.52	6.59	9.15	11.64	13.69	17.46	20.03	22.50	25.41	30.83	37.32	44.82	53.70	63.56	74.74	85.57	95.12	105.75	118.64	134.08	148.85	164.43	179.30	194.94	211.55	226.96	94
70	3.96	7.42	10.23	12.92	14.29	19.35	21.73	24.36	29.77	36.13	43.48	52.18	61.86	72.82	85.45	94.99	105.57	117.15	130.97	147.35	162.76	177.45	192.91	211.50	226.83	242.98	95
71	5.12	8.37	11.45	13.60	16.68	20.98	23.34	29.46	33.26	40.29	48.58	57.85	68.36	80.47	94.57	105.45	116.98	129.35	143.97	161.14	175.68	190.97	211.47	226.76	242.88	257.32	96
72	6.61	9.43	12.82	15.90	19.04	22.34	25.90	29.84	34.37	42.01	50.51	60.20	71.41	84.47	99.56	116.78	129.20	142.22	157.49	173.96	189.09	211.44	226.72	242.86	257.32	272.49	97
73	7.76	11.57	14.98	18.03	20.88	23.79	27.05	32.84	36.34	44.28	53.29	63.73	75.93	90.04	106.19	124.37	142.10	155.63	170.07	187.28	211.41	226.69	242.80	257.32	272.49	288.55	98
74	9.19	12.82	16.47	19.94	23.05	25.96	31.36	35.20	39.28	48.05	57.91	69.45	82.84	98.18	115.49	134.77	155.54	168.11	183.15	211.38	226.66	242.76	257.32	272.49	288.55	305.55	99
75	10.86	13.68	17.86	22.29	25.20	29.93	34.07	38.44	47.98	57.38	68.97	82.28	97.55	114.77	133.96	155.54	168.06	181.09	211.35	226.63	242.72	257.32	272.49	288.55	305.55	323.54	100
76	11.16	15.26	19.75	24.44	28.52	32.92	37.53	46.25	56.86	68.49	81.73	96.92	114.06	133.15	154.18	167.80	180.79	211.32	226.60	242.68	257.32	272.49	288.55	305.55	323.54	342.58	101
77	11.50	16.52	21.73	27.19	31.83	36.65	44.61	55.42	62.68	78.49	93.31	110.06	128.75	149.34	165.74	180.53	211.00	226.57	242.64	257.32	272.49	288.55	305.55	323.54	342.58	362.74	102
78	12.21	17.77	23.85	30.78	35.81	43.03	54.04	61.90	78.17	93.21	109.94	128.60	149.17	165.54	180.29	210.72	226.26	242.60	257.28	272.49	288.55	305.55	323.54	342.58	362.74	384.06	103
79	13.14	19.33	26.64	34.99	41.54	52.70	61.15	76.89	83.87	99.88	117.52	137.03	157.11	178.13	210.48	225.99	242.31	256.96	272.45	288.55	305.55	323.54	342.58	362.74	384.06	406.63	104
80	14.13	21.51	30.14	40.09	51.42	60.40	75.65	82.96	95.96	113.48	132.60	152.32	173.85	210.27	225.76	242.05	256.69	272.16	288.51	305.55	323.54	342.58	362.74	384.06	406.63	430.21	105
81	15.38	24.31	34.66	46.46	59.74	74.47	82.09	95.04	108.69	127.63	146.94	172.66	210.09	225.56	241.84	256.46	271.91	288.25	305.52	323.54	342.58	362.74	384.06	406.63	430.21	455.16	106
82	17.06	28.00	40.37	54.20	69.48	81.26	94.17	107.84	114.86	146.71	172.53	209.93	225.39	241.65	256.26	271.70	288.03	305.29	323.51	342.58	362.74	384.06	406.63	430.21	455.16	481.56	107
83	19.65	32.82	47.35	63.24	80.51	93.33	107.03	114.13	146.18	172.41	209.78	225.23	241.49	256.08	271.52	287.84	305.10	323.32	342.55	362.74	384.06	406.63	430.21	455.16	481.56	509.49	108
84	23.55	38.90	55.52	73.42	92.51	106.26	113.42	145.53	171.99	209.65	225.09	241.34	255.93	271.36	287.68	304.94	323.16	342.41	362.71	384.06	406.63	430.21	455.16	481.56	509.49	539.05	109
85	28.89	46.29	64.88	84.51	105.50	112.74	144.92	171.60	209.19	224.97	241.21	255.80	271.22	287.54	304.80	323.03	342.28	362.61	384.05	406.63	430.21	455.16	481.56	509.49	539.05	570.31	110
86	35.59	54.95	75.38	97.01	112.09	144.33	171.06	208.76	224.52	241.09	255.67	271.10	287.42	304.68	322.91	342.18	362.53	384.00	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	111
87	43.42	65.29	88.02	111.44	143.79	170.55	208.38	224.11	240.66	255.57	270.99	287.30	304.57	322.81	342.08	362.45	383.95	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	112
88	52.86	78.07	103.36	143.23	170.08	208.02	223.74	240.27	255.17	270.89	287.21	304.47	322.72	342.00	362.39	383.91	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	113
89	65.22	94.02	137.72	169.60	207.71	223.40	239.92	254.80	270.53	287.12	304.38	322.63	341.93	362.33	383.88	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	114
90	81.90	131.34	165.80	207.39	223.09	239.59	254.47	270.19	286.79	304.31	322.56	341.87	362.29	383.85	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	115
91	123.13	161.42	207.08	222.79	239.30	254.17	269.89	286.49	304.02	322.50	341.81	362.24	383.82	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	116
92	155.82	206.76	222.48	239.02	253.90	269.62	286.22	303.77	322.26	341.76	362.20	383.80	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	117
93	206.45	222.18	238.73	253.64	269.37	285.98	303.53	322.05	341.57	362.17	383.78	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	118
94	221.88	238.44	253.37	269.12	285.76	303.32	321.85	341.41	362.03	383.76	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	119
95	238.15	253.10	268.88	285.54	303.12	321.67	341.25	361.92	383.70	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29 1000.00		120
96	252.83	268.63	285.32	302.93	321.51	341.11	361.81	383.64	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00
97	268.38	285.10	302.74	321.35	340.98	361.71	383.58	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00
98	284.88	302.55	321.19	340.86	361.62	383.53	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00
99	302.36	321.03	340.73	361.54	383.48	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29 1000.00

Exhibit 15.2

2001 VBT Select & Ultimate Age Nearest Birthday, Male, Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.90	0.49	0.32	0.20	0.14	0.14	0.15	0.15	0.15	0.16	0.16	0.20	0.26	0.31	0.39	0.53	0.70	0.88	1.01	1.11	1.17	1.22	1.28	1.34	1.41	1.49	25
1	0.40	0.29	0.19	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.18	0.22	0.28	0.33	0.50	0.67	0.84	0.99	1.08	1.15	1.22	1.28	1.34	1.41	1.49	1.57	26
2	0.28	0.19	0.14	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.19	0.25	0.29	0.40	0.64	0.80	0.95	1.07	1.15	1.22	1.28	1.34	1.41	1.49	1.56	1.66	27
3	0.17	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.15	0.18	0.24	0.28	0.39	0.62	0.78	0.93	1.06	1.15	1.22	1.28	1.34	1.41	1.49	1.54	1.61	1.66	28
4	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.18	0.23	0.28	0.39	0.62	0.78	0.93	1.06	1.14	1.22	1.28	1.34	1.41	1.49	1.54	1.59	1.61	1.64	29
5	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.17	0.22	0.27	0.39	0.61	0.78	0.93	1.06	1.14	1.22	1.28	1.34	1.41	1.49	1.54	1.56	1.58	1.60	1.62	30
6	0.13	0.13	0.13	0.14	0.14	0.14	0.17	0.22	0.26	0.38	0.61	0.78	0.93	1.06	1.14	1.22	1.27	1.33	1.41	1.49	1.51	1.53	1.55	1.57	1.59	1.61	31
7	0.13	0.13	0.13	0.14	0.14	0.17	0.21	0.26	0.37	0.61	0.78	0.93	1.06	1.14	1.20	1.27	1.31	1.39	1.47	1.49	1.51	1.53	1.55	1.57	1.59	1.61	32
8	0.13	0.13	0.13	0.14	0.16	0.20	0.25	0.37	0.60	0.78	0.93	1.05	1.13	1.19	1.25	1.30	1.38	1.46	1.49	1.51	1.53	1.55	1.57	1.59	1.61	1.65	33
9	0.13	0.13	0.13	0.16	0.19	0.25	0.36	0.60	0.78	0.93	1.05	1.13	1.19	1.24	1.29	1.35	1.44	1.49	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	34
10	0.13	0.13	0.15	0.19	0.25	0.35	0.60	0.77	0.93	1.05	1.13	1.18	1.22	1.27	1.35	1.42	1.49	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	35
11	0.13	0.15	0.18	0.24	0.34	0.60	0.77	0.93	1.03	1.11	1.16	1.21	1.26	1.33	1.41	1.48	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	1.85	36
12	0.14	0.17	0.24	0.33	0.60	0.77	0.93	1.03	1.10	1.15	1.20	1.24	1.32	1.41	1.48	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	1.85	1.95	37
13	0.16	0.23	0.32	0.60	0.77	0.93	1.02	1.09	1.14	1.18	1.23	1.30	1.38	1.46	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	1.85	1.95	2.10	38
14	0.22	0.31	0.60	0.77	0.93	1.02	1.08	1.12	1.17	1.21	1.27	1.36	1.44	1.51	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	1.85	1.95	2.10	2.25	39
15	0.30	0.60	0.77	0.93	1.01	1.05	1.11	1.15	1.20	1.26	1.35	1.41	1.50	1.53	1.55	1.57	1.59	1.61	1.65	1.71	1.75	1.85	1.95	2.10	2.25	2.43	40
16	0.60	0.77	0.93	1.01	1.05	1.09	1.14	1.18	1.24	1.31	1.38	1.45	1.50	1.55	1.57	1.59	1.61	1.65	1.70	1.75	1.85	1.95	2.10	2.25	2.43	2.66	41
17	0.77	0.93	1.01	1.04	1.08	1.14	1.18	1.22	1.30	1.35	1.40	1.45	1.48	1.52	1.54	1.56	1.65	1.70	1.75	1.84	1.94	2.10	2.25	2.43	2.66	2.94	42
18	0.93	0.99	1.03	1.07	1.11	1.15	1.21	1.27	1.32	1.35	1.38	1.42	1.45	1.50	1.56	1.57	1.70	1.74	1.84	1.94	2.10	2.25	2.43	2.66	2.94	3.27	43
19	0.95	0.99	1.03	1.07	1.11	1.16	1.22	1.27	1.30	1.32	1.35	1.37	1.42	1.49	1.57	1.64	1.74	1.84	1.94	2.09	2.25	2.42	2.66	2.94	3.27	3.67	44
20	0.93	0.97	1.01	1.05	1.09	1.16	1.19	1.22	1.25	1.27	1.30	1.33	1.40	1.50	1.64	1.74	1.84	1.94	2.09	2.25	2.42	2.65	2.94	3.27	3.67	4.09	45
21	0.89	0.93	0.96	1.00	1.06	1.09	1.14	1.15	1.19	1.22	1.27	1.33	1.42	1.54	1.69	1.84	1.94	2.09	2.25	2.42	2.65	2.94	3.27	3.67	4.09	4.48	46
22	0.84	0.88	0.91	0.97	1.01	1.04	1.07	1.10	1.13	1.20	1.26	1.33	1.43	1.58	1.77	1.94	2.09	2.25	2.42	2.65	2.94	3.27	3.67	4.09	4.48	4.91	47
23	0.79	0.82	0.88	0.94	0.98	1.03	1.05	1.08	1.13	1.20	1.28	1.37	1.50	1.65	1.87	2.08	2.25	2.42	2.65	2.94	3.27	3.67	4.06	4.48	4.91	5.13	48
24	0.71	0.77	0.84	0.92	0.98	1.02	1.05	1.10	1.16	1.25	1.33	1.43	1.56	1.75	2.01	2.22	2.42	2.65	2.94	3.27	3.66	4.06	4.48	4.87	5.13	5.39	49
25	0.61	0.70	0.82	0.93	0.99	1.04	1.08	1.13	1.21	1.31	1.41	1.52	1.68	1.88	2.13	2.41	2.65	2.94	3.27	3.65	4.06	4.48	4.84	5.13	5.39	5.77	50
26	0.56	0.69	0.83	0.96	1.02	1.06	1.11	1.19	1.27	1.39	1.51	1.64	1.81	2.06	2.32	2.64	2.94	3.27	3.64	4.06	4.48	4.84	5.13	5.39	5.77	6.24	51
27	0.53	0.70	0.86	0.98	1.06	1.11	1.19	1.27	1.37	1.51	1.64	1.80	1.98	2.27	2.53	2.91	3.27	3.63	4.06	4.48	4.83	5.13	5.39	5.77	6.24	6.88	52
28	0.54	0.73	0.89	1.01	1.11	1.17	1.25	1.35	1.47	1.63	1.80	1.98	2.21	2.51	2.82	3.23	3.62	4.06	4.48	4.82	5.13	5.39	5.77	6.24	6.88	7.62	53
29	0.53	0.74	0.91	1.04	1.17	1.25	1.35	1.47	1.59	1.80	1.98	2.21	2.44	2.75	3.13	3.60	4.06	4.48	4.81	5.13	5.39	5.77	6.24	6.88	7.62	8.55	54
30	0.54	0.75	0.91	1.07	1.22	1.35	1.47	1.59	1.76	1.98	2.17	2.40	2.66	3.00	3.44	3.93	4.39	4.80	5.13	5.39	5.77	6.24	6.88	7.62	8.48	9.60	55
31	0.51	0.74	0.92	1.10	1.27	1.44	1.59	1.73	1.89	2.08	2.29	2.58	2.93	3.35	3.84	4.32	4.74	5.13	5.39	5.77	6.24	6.88	7.62	8.48	9.38	10.67	56
32	0.50	0.71	0.93	1.11	1.30	1.47	1.66	1.82	1.97	2.15	2.42	2.79	3.27	3.78	4.27	4.71	5.12	5.39	5.77	6.24	6.88	7.62	8.48	9.38	10.44	11.80	57
33	0.54	0.76	0.97	1.18	1.38	1.57	1.76	1.92	2.08	2.28	2.60	3.05	3.62	4.15	4.63	5.07	5.39	5.77	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.67	58
34	0.58	0.80	1.04	1.24	1.47	1.68	1.89	2.07	2.25	2.50	2.88	3.39	3.96	4.53	5.01	5.39	5.77	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.25	13.68	59
35	0.63	0.85	1.09	1.31	1.54	1.79	2.00	2.23	2.49	2.82	3.24	3.75	4.32	4.90	5.39	5.77	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.25	13.06	14.92	60
36	0.67	0.89	1.13	1.37	1.62	1.85	2.12	2.45	2.80	3.21	3.63	4.13	4.70	5.32	5.77	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.25	13.06	14.06	16.46	61
37	0.71	0.91	1.17	1.42	1.67	1.95	2.30	2.73	3.16	3.57	3.99	4.47	5.09	5.77	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.25	13.06	14.06	15.47	18.34	62
38	0.76	1.02	1.29	1.52	1.77	2.11	2.56	3.06	3.53	3.95	4.36	4.86	5.49	6.24	6.88	7.62	8.48	9.37	10.44	11.41	12.25	13.06	14.06	15.47	17.33	20.43	63
39	0.84	1.14	1.40	1.63	1.92	2.33	2.87	3.38	3.88	4.30	4.72	5.28	5.99	6.78	7.62	8.48	9.37	10.44	11.41	12.25	13.06	14.06	15.47	17.33	19.48	22.56	64
40	0.90	1.23	1.52	1.79	2.14	2.64	3.19	3.74	4.20	4.67	5.19	5.85	6.60	7.45	8.35	9.36	10.44	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	24.65	65
41	0.96	1.33	1.70	2.02	2.43	2.98	3.57	4.09	4.59	5.14	5.78	6.52	7.35	8.25	9.32	10.44	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	26.65	66
42	1.02	1.49	1.91	2.30	2.75	3.30	3.89	4.46	5.04	5.72	6.45	7.27	8.20	9.26	10.44	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	28.57	67
43	1.08	1.57	2.05	2.48	2.95	3.51	4.16	4.81	5.50	6.28	7.09	8.07	9.21	10.41	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	30.59	68
44	1.16	1.69	2.17	2.62	3.12	3.73	4.45	5.24	6.02	6.88	7.78	9.05	10.35	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	28.31	32.57	69
45	1.29	1.81	2.30	2.77	3.34	4.02	4.87	5.74	6.66	7.57	8.69	10.20	11.41	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	28.31	30.83	34.99	70
46	1.42	1.92	2.40	2.91	3.58	4.39	5.30	6.30	7.29	8.35	9.66	11.12	12.25	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.64	71
47	1.56	2.03	2.51	3.12	3.90	4.78	5.80	6.90	7.97	9.28	10.57	11.94	13.06	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.58	41.30	72
48	1.71	2.20	2.76	3.42	4.21	5.14	6.25	7.45	8.66	10.14	11.34	12.73	14.06	15.47	17.33	19.48	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	73
49	1.83	2.43	3.06	3.78	4.59	5.55	6.72	8.06	9.30	10.73	12.10	13.69	15.45	17.33	19.48	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	74
50	2.02	2.70	3.41	4.16	4.98	5.97	7.25	8.62	9.88	11.32	12.98	15.05	17.27	19.48	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.92	75
51	2.25	3.05	3.84	4.65	5.46	6.48	7.71	9.09	10.49	12.10	14.19	16.85	19.38	21.62	23.01	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	76
52	2.50	3.43	4.34	5.17	6.00	6.96	8.20	9.66	11.28	13.30	15.85	18.88	21.48	22.99	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	77
53	2.62	3.74	4.76	5.70	6.57	7.58	8.93	10.63	12.47	14.92	17.83	20.97	22.69	24.34	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	78
54	2.72	4.05	5.24	6.24	7.13	8.27	9.88	11.89	14.00	16.79	19.79	22.16	24.31	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	79
55	2.85	4.40	5.71	6.72	7.73	9.12	11.06	13.36	15.67	18.53	20.82	23.61	26.19	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	80
56	2.97	4.67	6.08	7.23	8.43	10.16	12.44	15.00	17.41	19.63	22.36	25.53	28.31	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	81
57	3.06	4.90	6.46	7.85	9.35	11.40	13.95	16.63	19.06	21.78	24.91	28.29	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	82
58	3.30	5.19	6.92	8.59	10.47	12.81	15.47	18.12	20.46	23.55	27.06	30.83	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	83
59	3.59	5.54	7.48	9.47	11.70	14.27	16.99	19.52	21.77	25.22	29.21	33.98	37.58	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	84
60	3.99	5.99	8.12	10.43	12.99	15.72	18.43	20.90	23.06	26.99	31.62	37.02	41.30	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	85
61	4.46	6.51	8.81	11.38	14.23	17.15	19.85	22.21	24.37	28.92	34.07	39.70	44.96	48.63	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	141.51	86
62	5.00	7.11	9.57	12.40	15.52	18.62	21.37	23.76	26.03	31.12	36.49	42.20	48.26	52.82	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	141.51	154.63	87
63	5.33	7.81	10.63	13.75	17.03	20.28	23.20	25.80	28.36	33.77	39.28	45.16	51.58	57.47	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	141.51	154.63	168.39	88
64	5.56	8.55	11.78	15.18	18.73	22.17	25.34	28.30	31.20	36.85	42.60	48.89	55.90	62.74	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	141.51	154.63	168.39	182.58	89
65	5.68	9.26	12.96	16.79	20.60	24.29	27.74	31.02	34.31	40.31	46.50	53.41	61.20	68.86	75.84	83.27	91.60	99.95	108.66	118.11	129.28	141.51	154.63	168.39	182.58	196.98	90
66	5.72	10.29	14.32	18.32	22.57	26.36	29.83	33.24	36.83	43.16	49.92	57.58	66.42	75.84	83.27	91.60	99.95	108.66	118.11	129.28	140.05	154.55	168.39	182.58	196.98	209.75	91
67	6.03	11.46	15.77	20.01	24.75	28.58	32.10	35.59	39.42	46.20	53.68	62.33	72.23	83.04	91.60	99.95	108.66	118.11	129.28	139.33	153.25	167.64	182.51	196.98	209.75	222.69	92
68	6.92	12.74	17.40	21.84	26.58	31.09	35.25	39.17	42.91	50.34	58.81	68.52	79.20	91.29	99.95	108.66	118.11	129.28	138.61	151.63	166.06	181.01	196.30	209.75	222.69	235.97	93
69	7.73	14.16	19.19	23.83	27.33	33.96	37.91	41.46	45.52	53.64	63.02	73.36	85.13	97.48	108.66	118.11	129.28	137.89	151.34	164.12	179.12	194.47	208.34	222.69	235.97	249.66	94
70	8.61	15.74	21.14	25.98	27.97	36.81	40.17	43.70	51.77	60.88	71.15	82.85	95.23	108.58	118.11	129.28	137.18	146.96	163.52	176.82	192.33	206.43	222.69	235.97	249.66	264.85	95
71	11.00	17.51	23.29	26.89	32.00	39.04	42.08	48.56	56.13	65.68	76.99	89.04	102.11	116.55	129.28	136.47	144.81	161.64	175.84	189.50	203.78	222.69	235.97	249.66	264.85	277.90	96
72	14.04	19.46	25.67	30.88	35.81	40.64	45.54	50.64	56.24	66.16	77.41	89.72	103.40	118.75	135.76	142.69	160.71	172.01	188.09	200.40	222.69	235.97	249.66	264.85	277.90	291.56	97
73	16.29	23.56	29.53	34.38	38.46	42.30	46.35	54.16	57.57	67.31	78.91	91.87	106.48	122.75	140.60	159.79	170.12	187.75	198.51	222.69	235.97	249.66	264.85	277.90	291.56	305.86	98
74	19.08	25.74	31.95	37.32	41.57	45.07	52.33	56.34	60.20	74.65	89.48	96.73	112.39	129.65	148.35	168.25	185.34	197.73	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	99
75	22.26	27.08	34.07	40.94	44.50	50.71	55.31	59.98	72.61	88.31	95.76	111.46	128.81	147.67	167.84	182.95	197.07	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	100
76	22.42	29.60	36.97	44.06	49.46	54.83	59.86	70.63	87.16	95.29	110.42	128.41	147.44	163.87	180.59	196.42	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	101
77	22.62	31.41	39.87	48.09	54.20	59.74	69.99	86.02	95.07	109.90	124.78	143.71	159.99	178.26	195.77	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	102
78	23.51	33.08	42.89	53.39	59.62	69.18	84.90	94.85	109.39	121.55	136.23	156.20	175.96	195.12	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	103
79	24.75	35.22	46.92	59.50	68.10	83.79	94.63	108.88	119.96	132.64	152.50	173.69	194.47	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	104
80	26.02	38.36	51.99	66.82	82.70	94.41	108.37	118.40	131.13	148.38	169.44	190.16	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	105
81	27.68	42.41	58.52	75.85	94.19	107.86	116.86	130.23	146.04	164.26	189.53	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	106
82	29.99	47.74	66.68	86.63	107.36	115.34	129.33	145.25	161.92	188.90	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	107
83	33.74	54.67	76.47	98.94	113.84	128.44	144.46	159.62	188.27	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	108
84	39.45	63.29	87.65	112.36	127.56	143.68	157.35	187.64	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	109
85	47.19	73.49	100.05	126.68	142.90	155.11	187.02	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	110
86	56.64	85.33	113.87	142.13	152.90	186.40	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	111
87	67.57	99.08	129.75	150.73	185.78	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	112
88	80.36	115.44	148.59	185.16	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	113
89	96.43	135.33	184.55	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	114
90	117.67	183.94	222.69	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	115
91	171.79	219.76	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	116
92	210.92	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	117
93	235.97	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	118
94	249.66	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	119
95	264.85	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29 1000.00		120
96	277.90	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00
97	291.56	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00
98	305.86	320.83	336.48	352.85	369.99	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29 1000.00
99	320.83	336.48	352.85	369.98	387.90	406.63	430.21	455.16	481.56	509.49	539.05	570.31	603.39	638.38	675.41	714.58	756.03	799.88	846.27	895.36	947.29	1000.00

Exhibit 15.3

2001 VBT Select & Ultimate Age Nearest Birthday, Female, Non-Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.41	0.28	0.19	0.13	0.12	0.12	0.12	0.14	0.14	0.14	0.15	0.16	0.20	0.23	0.26	0.28	0.31	0.33	0.34	0.36	0.36	0.37	0.38	0.38	0.39	0.39	25
1	0.28	0.19	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.14	0.16	0.20	0.21	0.25	0.28	0.30	0.32	0.33	0.35	0.36	0.37	0.38	0.38	0.38	0.39	0.41	26
2	0.19	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.14	0.18	0.20	0.25	0.27	0.29	0.32	0.33	0.35	0.35	0.37	0.38	0.38	0.38	0.39	0.40	0.44	27
3	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.17	0.18	0.24	0.27	0.29	0.31	0.32	0.34	0.35	0.36	0.37	0.38	0.38	0.39	0.40	0.43	0.45	28
4	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.16	0.18	0.24	0.26	0.29	0.31	0.32	0.33	0.34	0.36	0.37	0.37	0.38	0.39	0.40	0.43	0.45	0.48	29
5	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.15	0.18	0.22	0.26	0.28	0.30	0.31	0.33	0.34	0.35	0.37	0.37	0.38	0.39	0.40	0.43	0.45	0.48	0.49	30
6	0.12	0.12	0.12	0.12	0.12	0.13	0.15	0.18	0.22	0.26	0.28	0.30	0.31	0.32	0.33	0.35	0.36	0.37	0.38	0.39	0.40	0.43	0.45	0.47	0.48	0.52	31
7	0.12	0.12	0.12	0.12	0.12	0.15	0.17	0.22	0.26	0.28	0.29	0.30	0.32	0.33	0.34	0.36	0.36	0.38	0.39	0.40	0.43	0.45	0.47	0.48	0.52	0.55	32
8	0.12	0.12	0.12	0.12	0.13	0.17	0.20	0.25	0.27	0.29	0.30	0.31	0.33	0.33	0.35	0.36	0.37	0.39	0.40	0.43	0.45	0.47	0.48	0.52	0.54	0.58	33
9	0.12	0.12	0.12	0.13	0.15	0.20	0.25	0.27	0.28	0.29	0.31	0.32	0.33	0.34	0.35	0.37	0.39	0.40	0.42	0.45	0.47	0.48	0.52	0.54	0.58	0.63	34
10	0.12	0.12	0.13	0.15	0.18	0.24	0.26	0.28	0.28	0.30	0.31	0.32	0.34	0.35	0.36	0.38	0.39	0.42	0.45	0.47	0.48	0.52	0.54	0.58	0.63	0.69	35
11	0.12	0.13	0.15	0.18	0.24	0.25	0.27	0.28	0.29	0.30	0.31	0.33	0.35	0.35	0.38	0.39	0.41	0.44	0.47	0.48	0.51	0.54	0.57	0.62	0.68	0.73	36
12	0.13	0.15	0.18	0.24	0.25	0.26	0.27	0.28	0.29	0.30	0.32	0.34	0.35	0.37	0.38	0.41	0.44	0.46	0.48	0.51	0.54	0.57	0.62	0.68	0.73	0.80	37
13	0.15	0.18	0.24	0.25	0.26	0.26	0.27	0.28	0.29	0.31	0.33	0.34	0.36	0.38	0.40	0.44	0.46	0.48	0.51	0.54	0.57	0.62	0.68	0.73	0.78	0.83	38
14	0.18	0.24	0.25	0.26	0.26	0.26	0.28	0.28	0.30	0.31	0.33	0.35	0.38	0.40	0.43	0.46	0.48	0.51	0.54	0.57	0.62	0.68	0.72	0.77	0.82	0.87	39
15	0.24	0.25	0.26	0.26	0.26	0.27	0.28	0.28	0.30	0.31	0.34	0.37	0.39	0.42	0.45	0.48	0.51	0.54	0.57	0.62	0.68	0.72	0.77	0.82	0.87	0.92	40
16	0.25	0.26	0.26	0.25	0.26	0.27	0.28	0.29	0.31	0.32	0.35	0.38	0.41	0.45	0.48	0.51	0.54	0.57	0.62	0.68	0.72	0.77	0.81	0.87	0.91	0.97	41
17	0.26	0.26	0.25	0.25	0.26	0.27	0.28	0.30	0.31	0.34	0.37	0.40	0.44	0.47	0.51	0.54	0.57	0.62	0.68	0.72	0.77	0.81	0.87	0.91	0.97	1.04	42
18	0.25	0.24	0.24	0.25	0.26	0.27	0.28	0.31	0.33	0.36	0.40	0.43	0.47	0.51	0.54	0.57	0.62	0.68	0.72	0.77	0.81	0.87	0.91	0.97	1.04	1.12	43
19	0.23	0.23	0.24	0.25	0.26	0.27	0.29	0.32	0.35	0.38	0.42	0.46	0.50	0.54	0.57	0.62	0.68	0.72	0.77	0.81	0.87	0.91	0.97	1.04	1.12	1.21	44
20	0.21	0.22	0.23	0.24	0.25	0.28	0.31	0.34	0.37	0.41	0.45	0.50	0.54	0.57	0.62	0.68	0.72	0.77	0.81	0.87	0.91	0.97	1.04	1.12	1.21	1.33	45
21	0.19	0.20	0.22	0.24	0.26	0.29	0.33	0.35	0.40	0.43	0.48	0.52	0.57	0.62	0.66	0.72	0.76	0.81	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	46
22	0.17	0.19	0.22	0.24	0.27	0.31	0.34	0.38	0.42	0.47	0.51	0.56	0.60	0.65	0.70	0.75	0.80	0.86	0.91	0.97	1.04	1.12	1.21	1.33	1.47	1.64	47
23	0.15	0.18	0.21	0.24	0.28	0.32	0.36	0.41	0.45	0.49	0.54	0.59	0.64	0.69	0.73	0.79	0.84	0.90	0.97	1.04	1.12	1.21	1.33	1.47	1.64	1.83	48
24	0.14	0.18	0.21	0.25	0.29	0.33	0.38	0.42	0.48	0.52	0.57	0.62	0.67	0.72	0.77	0.83	0.88	0.95	1.03	1.12	1.21	1.33	1.47	1.64	1.83	2.04	49
25	0.13	0.18	0.21	0.26	0.30	0.35	0.40	0.45	0.50	0.55	0.60	0.64	0.70	0.75	0.80	0.87	0.94	1.02	1.11	1.21	1.33	1.47	1.64	1.83	2.04	2.29	50
26	0.13	0.18	0.22	0.27	0.31	0.37	0.42	0.46	0.52	0.57	0.62	0.67	0.73	0.78	0.85	0.92	1.01	1.09	1.21	1.33	1.47	1.64	1.83	2.04	2.29	2.56	51
27	0.14	0.18	0.23	0.28	0.33	0.38	0.43	0.48	0.54	0.59	0.64	0.69	0.76	0.83	0.90	0.99	1.08	1.19	1.32	1.47	1.64	1.83	2.04	2.29	2.56	2.88	52
28	0.15	0.19	0.24	0.29	0.34	0.39	0.45	0.50	0.55	0.60	0.67	0.73	0.80	0.87	0.96	1.07	1.17	1.31	1.46	1.62	1.83	2.04	2.29	2.56	2.88	3.22	53
29	0.16	0.21	0.26	0.30	0.35	0.41	0.45	0.52	0.57	0.63	0.69	0.76	0.84	0.93	1.04	1.15	1.30	1.45	1.61	1.81	2.04	2.29	2.56	2.88	3.22	3.58	54
30	0.17	0.22	0.26	0.32	0.36	0.42	0.47	0.52	0.58	0.66	0.73	0.81	0.90	1.01	1.13	1.27	1.43	1.60	1.80	2.02	2.28	2.56	2.87	3.21	3.58	3.96	55
31	0.19	0.24	0.28	0.33	0.38	0.43	0.49	0.55	0.61	0.69	0.77	0.87	0.98	1.11	1.25	1.41	1.58	1.79	2.01	2.26	2.55	2.86	3.20	3.57	3.96	4.41	56
32	0.20	0.24	0.29	0.34	0.39	0.45	0.51	0.57	0.65	0.74	0.84	0.95	1.08	1.22	1.39	1.56	1.77	1.99	2.24	2.51	2.83	3.18	3.56	3.95	4.40	4.88	57
33	0.21	0.25	0.30	0.35	0.41	0.48	0.55	0.62	0.70	0.81	0.93	1.05	1.20	1.36	1.54	1.75	1.97	2.22	2.49	2.80	3.15	3.52	3.94	4.38	4.87	5.39	58
34	0.21	0.25	0.30	0.37	0.43	0.50	0.58	0.68	0.77	0.89	1.02	1.17	1.34	1.51	1.72	1.95	2.20	2.47	2.77	3.11	3.49	3.89	4.34	4.82	5.34	5.89	59
35	0.21	0.26	0.31	0.38	0.45	0.54	0.64	0.75	0.86	0.99	1.14	1.31	1.49	1.70	1.92	2.17	2.45	2.75	3.08	3.44	3.85	4.30	4.77	5.29	5.83	6.41	60
36	0.21	0.27	0.33	0.41	0.49	0.59	0.70	0.82	0.96	1.11	1.27	1.46	1.67	1.89	2.15	2.42	2.73	3.06	3.42	3.81	4.25	4.73	5.23	5.78	6.36	6.97	61
37	0.21	0.27	0.34	0.43	0.53	0.65	0.77	0.91	1.06	1.24	1.42	1.63	1.86	2.11	2.39	2.69	3.03	3.39	3.79	4.21	4.68	5.20	5.74	6.31	6.93	7.58	62
38	0.22	0.29	0.37	0.47	0.58	0.70	0.85	1.00	1.18	1.37	1.58	1.81	2.07	2.34	2.65	2.99	3.35	3.75	4.18	4.64	5.15	5.69	6.27	6.88	7.53	8.21	63
39	0.23	0.31	0.40	0.52	0.64	0.78	0.94	1.12	1.30	1.52	1.75	2.01	2.29	2.60	2.93	3.30	3.71	4.14	4.61	5.11	5.65	6.23	6.84	7.49	8.18	8.90	64
40	0.26	0.35	0.45	0.57	0.71	0.86	1.04	1.24	1.45	1.68	1.94	2.22	2.54	2.88	3.24	3.65	4.09	4.56	5.06	5.61	6.19	6.82	7.47	8.16	8.88	9.66	65
41	0.29	0.39	0.51	0.64	0.79	0.97	1.15	1.36	1.60	1.86	2.15	2.46	2.80	3.18	3.58	4.03	4.51	5.02	5.57	6.16	6.79	7.45	8.15	8.87	9.65	10.50	66
42	0.32	0.44	0.57	0.72	0.89	1.07	1.29	1.52	1.77	2.06	2.36	2.72	3.09	3.50	3.95	4.43	4.95	5.51	6.11	6.75	7.43	8.14	8.87	9.64	10.48	11.42	67
43	0.37	0.50	0.65	0.81	1.01	1.21	1.44	1.69	1.97	2.27	2.62	2.99	3.40	3.86	4.35	4.88	5.45	6.06	6.71	7.40	8.12	8.86	9.63	10.47	11.40	12.45	68
44	0.42	0.56	0.74	0.93	1.13	1.36	1.60	1.88	2.18	2.51	2.89	3.29	3.75	4.24	4.78	5.35	5.97	6.64	7.35	8.10	8.86	9.63	10.46	11.39	12.41	13.58	69
45	0.47	0.64	0.83	1.04	1.27	1.52	1.79	2.09	2.42	2.78	3.17	3.62	4.11	4.65	5.23	5.86	6.55	7.27	8.05	8.86	9.62	10.46	11.37	12.41	13.53	14.84	70
46	0.53	0.72	0.94	1.16	1.41	1.69	1.99	2.31	2.67	3.06	3.49	3.98	4.50	5.08	5.72	6.40	7.13	7.93	8.79	9.62	10.46	11.37	12.40	13.52	14.79	16.29	71
47	0.59	0.80	1.04	1.29	1.57	1.86	2.19	2.54	2.92	3.35	3.82	4.34	4.91	5.53	6.22	6.96	7.77	8.64	9.59	10.45	11.37	12.40	13.52	14.77	16.24	17.91	72
48	0.66	0.89	1.14	1.42	1.71	2.03	2.38	2.77	3.19	3.65	4.16	4.72	5.34	6.02	6.77	7.57	8.44	9.40	10.44	11.37	12.38	13.50	14.77	16.24	17.83	19.67	73
49	0.69	0.93	1.25	1.54	1.86	2.20	2.58	2.99	3.44	3.94	4.50	5.11	5.78	6.53	7.35	8.23	9.19	10.24	11.35	12.38	13.50	14.77	16.24	17.83	19.60	21.60	74
50	0.71	1.03	1.35	1.65	1.99	2.35	2.76	3.20	3.69	4.24	4.84	5.51	6.24	7.06	7.96	8.93	9.99	11.16	12.37	13.50	14.77	16.24	17.83	19.60	21.56	23.75	75
51	0.76	1.16	1.47	1.77	2.13	2.51	2.94	3.42	3.95	4.54	5.20	5.92	6.73	7.63	8.61	9.69	10.87	12.17	13.48	14.77	16.24	17.83	19.60	21.56	23.67	26.10	76
52	0.79	1.30	1.59	1.90	2.26	2.66	3.11	3.62	4.20	4.85	5.56	6.36	7.24	8.23	9.33	10.52	11.84	13.30	14.73	16.24	17.83	19.60	21.56	23.67	26.02	28.69	77
53	0.84	1.39	1.71	2.02	2.39	2.81	3.29	3.84	4.46	5.17	5.95	6.83	7.81	8.90	10.12	11.44	12.94	14.57	16.18	17.83	19.60	21.56	23.67	26.02	28.57	31.55	78
54	0.88	1.49	1.84	2.15	2.53	2.97	3.48	4.07	4.74	5.50	6.37	7.34	8.43	9.65	11.01	12.50	14.15	15.99	17.77	19.58	21.54	23.67	26.02	28.57	31.41	34.64	79
55	0.93	1.60	1.98	2.30	2.69	3.15	3.69	4.32	5.05	5.89	6.84	7.92	9.13	10.49	12.01	13.70	15.56	17.62	19.52	21.54	23.67	26.02	28.57	31.41	34.53	38.08	80
56	1.03	1.72	2.15	2.49	2.89	3.38	3.96	4.64	5.44	6.35	7.40	8.59	9.94	11.48	13.16	15.06	17.17	19.46	21.45	23.65	25.99	28.57	31.41	34.50	37.92	42.85	81
57	1.09	1.85	2.34	2.69	3.13	3.65	4.28	5.03	5.89	6.89	8.04	9.36	10.86	12.57	14.47	16.59	18.97	21.38	23.55	25.96	28.54	31.38	34.50	37.88	41.64	48.24	82
58	1.12	1.98	2.53	2.91	3.39	3.97	4.66	5.48	6.42	7.53	8.79	10.25	11.91	13.82	15.93	18.33	20.98	23.47	25.86	28.51	31.35	34.46	37.88	41.64	45.78	53.57	83
59	1.22	2.10	2.74	3.16	3.68	4.32	5.08	5.98	7.03	8.26	9.66	11.28	13.12	15.22	17.60	20.26	23.23	25.77	28.39	31.32	34.43	37.84	41.60	45.73	50.27	59.45	84
60	1.28	2.23	2.95	3.40	3.98	4.70	5.55	6.56	7.73	9.09	10.66	12.44	14.52	16.85	19.48	22.44	25.66	28.30	31.18	34.39	37.80	41.55	45.73	50.27	55.19	66.09	85
61	1.34	2.35	3.15	3.65	4.29	5.09	6.04	7.17	8.50	10.02	11.79	13.79	16.09	18.70	21.63	24.93	28.18	31.09	34.25	37.72	41.51	45.64	50.22	55.19	60.68	72.00	86
62	1.44	2.49	3.35	3.89	4.60	5.49	6.56	7.83	9.33	11.05	13.04	15.32	17.90	20.83	24.11	27.79	30.95	34.14	37.61	41.42	45.59	50.16	55.14	60.61	66.69	81.13	87
63	1.61	2.63	3.54	4.12	4.90	5.89	7.10	8.54	10.23	12.20	14.45	17.03	19.94	23.22	26.90	30.86	33.99	37.49	41.29	45.49	50.06	55.08	60.55	66.62	73.23	90.64	88
64	1.81	3.37	3.75	4.36	5.21	6.31	7.67	9.30	11.22	13.44	16.01	18.94	22.23	25.90	30.02	33.89	37.33	41.16	45.35	49.90	54.97	60.49	66.55	73.16	80.42	100.76	89
65	2.06	3.58	3.96	4.61	5.54	6.76	8.29	10.14	12.31	14.84	17.76	21.06	24.75	28.92	33.52	37.21	40.99	45.21	49.75	54.79	60.36	66.42	73.08	80.34	88.40	109.94	90
66	2.16	3.84	4.21	4.90	5.93	7.29	9.02	11.11	13.60	16.46	19.74	23.49	27.67	32.36	37.17	40.95	45.16	49.70	54.74	60.30	66.35	73.01	80.34	88.31	97.06	114.02	91
67	2.23	4.11	4.48	5.24	6.39	7.93	9.88	12.24	15.03	18.30	22.02	26.22	30.96	36.20	40.95	45.12	49.70	54.74	60.24	66.28	72.93	80.25	88.22	97.06	106.59	122.83	92
68	2.53	4.41	4.83	5.68	6.96	8.69	10.90	13.57	16.74	20.41	24.60	29.33	34.63	40.49	45.07	49.65	54.68	60.18	66.28	72.93	80.17	88.22	96.96	106.59	117.16	136.28	93
69	2.85	4.75	5.23	6.19	7.66	9.62	12.10	15.14	18.70	22.83	27.54	32.84	38.73	45.07	49.65	54.62	60.18	66.21	72.86	80.17	88.22	96.96	106.59	117.16	128.64	153.46	94
70	3.22	5.12	5.71	6.83	8.50	10.74	13.56	16.97	20.99	25.62	30.85	36.77	43.32	49.65	54.62	60.18	66.21	72.86	80.17	88.13	96.86	106.48	117.04	128.64	141.40	174.88	95
71	3.67	5.55	6.28	7.60	9.54	12.09	15.27	19.12	23.62	28.80	34.64	41.18	48.47	54.62	59.55	65.87	72.63	80.09	88.13	96.86	106.48	116.92	128.51	141.40	155.11	195.08	96
72	5.55	6.02	6.95	8.52	10.77	13.70	17.31	21.62	26.66	32.43	38.92	46.15	54.13	58.93	65.53	72.48	79.93	88.13	96.86	106.48	116.92	128.51	141.26	154.95	170.15	215.88	97
73	6.02	6.59	7.75	9.63	12.25	15.58	19.66	24.50	30.12	36.54	43.71	51.68	58.37	65.19	72.26	79.84	88.13	96.86	106.48	116.92	128.51	141.26	154.95	169.98	186.45	217.88	98
74	6.55	7.28	8.74	10.98	13.99	17.79	22.39	27.81	34.06	41.15	49.06	57.75	64.85	72.03	79.76	88.04	96.77	106.48	116.80	128.38	141.12	154.80	169.98	186.45	204.53	228.37	99
75	7.13	8.14	9.95	12.59	16.06	20.37	25.53	31.60	38.53	46.37	55.00	64.53	71.88	79.68	88.04	96.77	106.48	116.80	128.38	141.12	154.80	169.98	186.45	204.53	224.13	245.85	100
76	7.87	9.21	11.41	14.48	18.44	23.29	29.04	35.72	43.34	51.87	61.28	71.64	79.60	88.04	96.77	106.37	116.80	128.38	140.97	154.80	169.81	186.26	204.33	224.13	245.85	269.42	101
77	8.90	10.60	13.21	16.75	21.21	26.62	33.00	40.35	48.65	58.01	68.25	79.49	87.95	96.77	106.37	116.80	128.25	140.97	154.64	169.81	186.26	204.33	224.13	245.85	269.42	295.54	102
78	10.27	12.36	15.42	19.44	24.46	30.44	37.47	45.54	54.59	64.77	75.80	87.95	96.77	106.37	116.68	128.25	140.83	154.64	169.64	186.26	204.33	224.13	245.61	269.42	295.24	323.87	103
79	10.80	14.61	18.12	22.65	28.20	34.84	42.55	51.30	61.16	72.11	84.10	96.67	106.26	116.68	128.12	140.83	154.48	169.64	186.07	204.33	224.13	245.61	269.42	295.24	323.22	354.91	104
80	12.09	17.41	21.37	26.43	32.56	39.80	48.21	57.72	68.37	80.19	93.00	106.15	116.56	127.99	140.55	154.48	169.47	186.07	204.12	223.91	245.61	269.42	295.24	322.57	354.91	388.35	105
81	13.63	20.82	25.25	30.81	37.56	45.44	54.52	64.78	76.25	88.96	102.71	116.56	127.99	140.55	154.33	169.47	186.07	204.12	223.91	245.61	269.42	295.24	322.25	354.91	388.35	422.59	106
82	15.34	24.95	29.82	35.91	43.20	51.73	61.51	72.54	84.85	98.47	113.15	127.86	140.40	154.33	169.47	185.89	204.12	223.91	245.61	269.42	295.24	321.60	354.91	388.35	422.59	457.63	107
83	17.05	29.79	35.16	41.75	49.62	58.80	69.21	81.02	94.17	108.69	124.33	140.40	154.17	169.29	185.89	204.12	223.91	245.61	269.42	295.24	320.96	354.91	388.35	422.59	457.63	492.87	108
84	21.22	35.12	41.31	48.38	56.76	66.56	77.74	90.33	104.23	119.54	136.13	154.17	169.29	185.89	203.92	223.91	245.61	269.15	295.24	320.31	354.91	388.35	422.59	457.63	492.87	529.51	109
85	25.52	41.27	48.30	55.79	64.76	75.10	86.96	100.31	115.04	131.25	148.81	167.85	185.70	203.92	223.68	245.61	269.15	295.24	319.98	354.91	388.35	422.59	457.63	492.87	529.51	566.95	110
86	33.63	48.25	55.79	64.10	73.51	84.52	97.07	111.07	126.61	143.73	162.26	182.33	203.92	223.68	245.36	269.15	295.24	319.34	354.91	388.35	422.59	457.63	492.87	529.51	566.95	603.00	111
87	39.43	55.73	64.03	73.30	83.19	94.68	107.87	122.60	138.96	156.97	176.47	197.61	220.17	244.33	269.15	295.24	318.69	354.91	388.35	422.16	457.17	492.87	529.51	566.95	603.00	638.00	112
88	49.69	64.03	73.22	83.10	93.73	105.76	119.50	134.93	152.09	170.99	191.27	213.44	237.11	262.47	289.53	318.30	348.43	380.22	413.65	448.74	485.48	523.87	563.92	603.00	638.00	670.00	113
89	61.50	73.22	83.10	93.64	105.06	117.60	131.92	148.05	166.01	185.61	207.02	230.03	254.81	281.38	309.73	339.55	371.11	404.40	439.43	476.21	514.72	554.96	596.95	638.00	670.00	714.50	114
90	73.22	83.10	93.64	105.06	117.23	130.39	145.31	161.98	180.72	201.18	223.34	247.36	273.27	301.05	330.39	361.57	394.57	429.40	466.07	504.56	544.89	587.04	631.03	670.00	714.50	756.00	115
91	83.10	93.64	105.06	117.23	130.26	143.91	159.40	176.72	196.02	217.34	240.41	265.46	292.20	321.18	351.80	384.34	418.82	455.22	493.55	533.81	575.99	620.10	666.14	714.10	756.00	799.00	116
92	93.64	105.06	117.23	130.26	143.91	158.29	174.32	192.27	212.11	234.24	258.24	284.03	312.16	342.04	373.95	407.89	443.86	481.86	521.88	563.94	608.03	654.14	702.29	752.46	799.00	846.00	117
93	105.06	117.23	130.26	143.91	158.29	173.52	189.88	208.43	229.19	251.92	276.55	303.63	332.56	363.64	396.85	432.20	469.69	509.31	551.07	594.97	641.00	689.17	739.47	791.91	846.00	889.48	118
94	117.23	130.26	143.91	158.29	173.52	189.62	206.45	225.38	246.83	270.09	295.88	323.66	353.69	385.97	420.50	457.27	496.30	537.58	581.10	626.88	674.90	725.17	777.69	832.46	889.48	933.63	119
95	130.26	143.91	158.29	173.52	189.62	206.45	223.65	243.11	264.98	289.27	315.66	344.42	375.54	409.03	444.89	483.12	523.71	566.67	611.99	659.68	709.74	762.16	816.95	874.11	933.63 1000.00		120
96	143.91	158.29	173.52	189.62	206.45	223.65	241.65	261.64	284.17	308.92	336.16	365.90	398.12	432.83	470.03	509.72	551.90	596.57	643.73	693.38	745.51	800.14	857.25	916.85	1000.00
97	158.29	173.52	189.62	206.45	223.65	241.65	260.46	280.96	303.82	329.30	357.39	388.10	421.42	457.36	495.92	537.10	580.89	627.30	676.32	727.96	782.22	839.09	898.58	1000.00
98	173.52	189.62	206.45	223.65	241.65	260.46	280.09	300.78	324.22	350.40	379.34	411.02	445.45	482.63	522.56	565.24	610.66	658.84	709.76	763.43	819.86	879.03 1000.00
99	189.62	206.45	223.65	241.65	260.46	280.09	300.24	321.36	345.36	372.24	402.01	434.66	470.20	508.63	549.94	594.14	641.23	691.20	744.06	799.80	858.43	1000.00

												Exhibit 15.4

2001 VBT Select & Ultimate Age Nearest Birthday, Female, Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.41	0.28	0.19	0.13	0.12	0.12	0.12	0.14	0.14	0.14	0.15	0.16	0.20	0.23	0.26	0.28	0.33	0.37	0.41	0.45	0.48	0.51	0.54	0.56	0.60	0.64	25
1	0.28	0.19	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.14	0.16	0.20	0.21	0.25	0.28	0.32	0.36	0.40	0.44	0.48	0.51	0.54	0.56	0.59	0.62	0.68	26
2	0.19	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.14	0.18	0.20	0.25	0.27	0.31	0.36	0.40	0.44	0.46	0.51	0.54	0.56	0.59	0.62	0.67	0.73	27
3	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.14	0.17	0.18	0.24	0.27	0.31	0.34	0.38	0.42	0.46	0.49	0.53	0.56	0.59	0.62	0.67	0.72	0.77	28
4	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.14	0.16	0.18	0.24	0.26	0.31	0.34	0.38	0.41	0.45	0.49	0.53	0.56	0.59	0.62	0.67	0.72	0.77	0.83	29
5	0.12	0.12	0.12	0.12	0.12	0.12	0.14	0.15	0.18	0.22	0.26	0.30	0.33	0.37	0.41	0.45	0.48	0.53	0.56	0.59	0.62	0.67	0.72	0.77	0.83	0.86	30
6	0.12	0.12	0.12	0.12	0.12	0.13	0.15	0.18	0.22	0.26	0.30	0.33	0.37	0.40	0.44	0.48	0.51	0.56	0.59	0.62	0.66	0.72	0.76	0.82	0.84	0.94	31
7	0.12	0.12	0.12	0.12	0.12	0.15	0.17	0.22	0.26	0.30	0.32	0.36	0.40	0.43	0.47	0.51	0.54	0.59	0.62	0.66	0.72	0.76	0.82	0.84	0.92	1.00	32
8	0.12	0.12	0.12	0.12	0.13	0.17	0.20	0.25	0.29	0.32	0.36	0.39	0.43	0.46	0.50	0.54	0.58	0.62	0.66	0.72	0.76	0.82	0.84	0.92	0.99	1.08	33
9	0.12	0.12	0.12	0.13	0.15	0.20	0.25	0.29	0.31	0.35	0.39	0.41	0.46	0.49	0.53	0.58	0.62	0.66	0.70	0.76	0.82	0.84	0.92	0.99	1.07	1.17	34
10	0.12	0.12	0.13	0.15	0.18	0.24	0.27	0.31	0.34	0.38	0.40	0.44	0.49	0.52	0.56	0.61	0.65	0.70	0.76	0.82	0.84	0.92	0.99	1.07	1.17	1.30	35
11	0.12	0.13	0.15	0.18	0.24	0.26	0.30	0.34	0.36	0.40	0.43	0.47	0.52	0.55	0.61	0.65	0.69	0.74	0.82	0.84	0.92	0.98	1.06	1.15	1.28	1.40	36
12	0.13	0.15	0.18	0.24	0.26	0.29	0.33	0.35	0.39	0.42	0.46	0.50	0.55	0.59	0.63	0.69	0.74	0.80	0.84	0.92	0.98	1.06	1.15	1.28	1.38	1.53	37
13	0.15	0.18	0.24	0.26	0.29	0.31	0.34	0.38	0.40	0.45	0.49	0.53	0.58	0.63	0.67	0.74	0.80	0.84	0.92	0.98	1.06	1.15	1.28	1.38	1.50	1.60	38
14	0.18	0.24	0.26	0.29	0.30	0.33	0.36	0.39	0.43	0.46	0.52	0.57	0.62	0.67	0.73	0.80	0.84	0.92	0.98	1.06	1.15	1.28	1.38	1.48	1.58	1.70	39
15	0.24	0.26	0.29	0.30	0.33	0.35	0.38	0.40	0.45	0.49	0.55	0.60	0.66	0.71	0.78	0.84	0.92	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.80	40
16	0.26	0.29	0.30	0.32	0.34	0.37	0.39	0.43	0.48	0.52	0.57	0.64	0.70	0.77	0.84	0.92	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.79	1.92	41
17	0.29	0.30	0.32	0.33	0.35	0.38	0.42	0.46	0.51	0.56	0.62	0.69	0.76	0.83	0.92	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.79	1.91	2.07	42
18	0.29	0.31	0.32	0.34	0.37	0.39	0.44	0.50	0.55	0.60	0.67	0.75	0.82	0.91	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.79	1.91	2.07	2.24	43
19	0.29	0.31	0.33	0.36	0.38	0.42	0.47	0.52	0.59	0.64	0.73	0.81	0.90	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.79	1.91	2.07	2.24	2.45	44
20	0.28	0.30	0.33	0.36	0.40	0.46	0.51	0.56	0.63	0.70	0.79	0.89	0.98	1.06	1.15	1.28	1.37	1.47	1.57	1.69	1.79	1.91	2.07	2.24	2.45	2.69	45
21	0.26	0.29	0.33	0.37	0.42	0.48	0.55	0.60	0.69	0.76	0.85	0.95	1.04	1.15	1.25	1.36	1.46	1.57	1.68	1.79	1.91	2.07	2.24	2.45	2.69	2.96	46
22	0.25	0.28	0.34	0.39	0.45	0.51	0.58	0.66	0.75	0.84	0.93	1.03	1.12	1.23	1.33	1.44	1.55	1.67	1.78	1.91	2.07	2.24	2.45	2.69	2.96	3.30	47
23	0.23	0.28	0.33	0.40	0.47	0.54	0.62	0.71	0.80	0.90	0.99	1.11	1.20	1.31	1.41	1.52	1.63	1.77	1.91	2.07	2.24	2.45	2.69	2.96	3.30	3.74	48
24	0.22	0.29	0.35	0.42	0.49	0.58	0.66	0.75	0.86	0.96	1.07	1.16	1.28	1.37	1.48	1.62	1.73	1.88	2.06	2.24	2.45	2.69	2.96	3.30	3.74	4.23	49
25	0.21	0.29	0.36	0.44	0.53	0.61	0.72	0.81	0.92	1.02	1.13	1.22	1.33	1.45	1.56	1.71	1.85	2.02	2.23	2.45	2.69	2.96	3.30	3.74	4.23	4.77	50
26	0.21	0.29	0.38	0.46	0.55	0.65	0.76	0.85	0.96	1.08	1.19	1.28	1.41	1.53	1.66	1.82	2.01	2.20	2.45	2.69	2.96	3.30	3.74	4.23	4.77	5.36	51
27	0.23	0.31	0.40	0.48	0.59	0.69	0.78	0.89	1.01	1.12	1.23	1.35	1.48	1.63	1.78	1.97	2.18	2.42	2.69	2.96	3.30	3.74	4.23	4.77	5.36	6.00	52
28	0.25	0.33	0.42	0.52	0.61	0.71	0.82	0.93	1.05	1.16	1.29	1.43	1.58	1.73	1.92	2.15	2.38	2.67	2.96	3.30	3.74	4.23	4.77	5.36	6.00	6.69	53
29	0.27	0.37	0.45	0.54	0.65	0.75	0.85	0.98	1.09	1.22	1.35	1.51	1.68	1.87	2.10	2.35	2.66	2.96	3.30	3.74	4.23	4.77	5.36	6.00	6.69	7.43	54
30	0.30	0.39	0.47	0.58	0.67	0.78	0.89	1.00	1.13	1.28	1.43	1.61	1.81	2.04	2.31	2.60	2.96	3.30	3.74	4.23	4.77	5.36	6.00	6.69	7.43	8.22	55
31	0.34	0.42	0.51	0.60	0.71	0.82	0.93	1.06	1.19	1.36	1.53	1.74	1.99	2.26	2.57	2.92	3.30	3.74	4.23	4.77	5.36	6.00	6.69	7.43	8.22	9.06	56
32	0.36	0.44	0.53	0.64	0.73	0.86	0.99	1.12	1.29	1.48	1.69	1.93	2.20	2.51	2.88	3.27	3.74	4.23	4.77	5.36	6.00	6.69	7.43	8.22	9.06	9.95	57
33	0.38	0.46	0.55	0.66	0.79	0.92	1.06	1.22	1.40	1.63	1.88	2.15	2.47	2.82	3.23	3.69	4.19	4.77	5.36	6.00	6.69	7.43	8.22	9.06	9.95	10.81	58
34	0.38	0.47	0.58	0.70	0.83	0.98	1.14	1.35	1.56	1.81	2.09	2.42	2.79	3.18	3.63	4.15	4.72	5.36	6.00	6.69	7.43	8.22	9.06	9.95	10.81	11.77	59
35	0.38	0.49	0.60	0.74	0.89	1.07	1.27	1.50	1.75	2.04	2.36	2.73	3.14	3.59	4.09	4.68	5.31	6.00	6.69	7.43	8.22	9.06	9.95	10.81	11.77	12.76	60
36	0.39	0.51	0.64	0.80	0.97	1.17	1.41	1.67	1.95	2.28	2.64	3.04	3.51	3.99	4.56	5.18	5.87	6.69	7.43	8.22	9.06	9.95	10.81	11.77	12.76	13.78	61
37	0.41	0.54	0.68	0.86	1.06	1.30	1.56	1.86	2.18	2.56	2.96	3.41	3.89	4.45	5.05	5.72	6.46	7.43	8.15	9.06	9.95	10.81	11.77	12.76	13.78	14.94	62
38	0.44	0.58	0.74	0.94	1.18	1.44	1.74	2.07	2.45	2.84	3.29	3.78	4.33	4.92	5.57	6.31	7.09	7.96	8.89	9.89	10.81	11.77	12.76	13.78	14.94	16.09	63
39	0.48	0.64	0.82	1.06	1.32	1.61	1.95	2.32	2.71	3.18	3.67	4.21	4.79	5.45	6.14	6.93	7.77	8.68	9.67	10.73	11.72	12.76	13.78	14.94	16.09	17.30	64
40	0.54	0.72	0.94	1.20	1.48	1.81	2.18	2.59	3.04	3.53	4.06	4.65	5.30	6.01	6.76	7.59	8.50	9.47	10.50	11.62	12.66	13.78	14.91	16.09	17.30	18.62	65
41	0.62	0.82	1.08	1.36	1.67	2.04	2.43	2.88	3.38	3.93	4.51	5.16	5.86	6.61	7.44	8.33	9.29	10.31	11.40	12.57	13.69	14.87	16.09	17.30	18.62	20.03	66
42	0.70	0.96	1.24	1.56	1.91	2.30	2.75	3.23	3.77	4.36	4.99	5.70	6.45	7.27	8.16	9.11	10.12	11.20	12.36	13.56	14.79	16.05	17.30	18.61	20.03	21.61	67
43	0.82	1.10	1.42	1.78	2.19	2.62	3.10	3.64	4.21	4.84	5.54	6.28	7.10	7.98	8.94	9.95	11.03	12.18	13.38	14.65	15.94	17.24	18.57	20.00	21.58	23.35	68
44	0.95	1.27	1.64	2.06	2.49	2.97	3.49	4.07	4.70	5.38	6.12	6.92	7.80	8.75	9.77	10.85	11.99	13.20	14.48	15.80	17.14	18.48	19.93	21.53	23.27	25.24	69
45	1.09	1.47	1.89	2.34	2.83	3.37	3.93	4.56	5.24	5.97	6.75	7.62	8.56	9.57	10.64	11.79	13.02	14.30	15.63	17.01	18.36	19.82	21.44	23.19	25.13	27.35	70
46	1.23	1.67	2.14	2.63	3.18	3.76	4.39	5.05	5.79	6.57	7.42	8.34	9.33	10.40	11.56	12.77	14.06	15.44	16.89	18.23	19.70	21.31	23.07	25.02	27.21	29.77	71
47	1.40	1.88	2.39	2.94	3.55	4.18	4.85	5.57	6.36	7.21	8.10	9.09	10.14	11.28	12.51	13.80	15.18	16.64	18.20	19.55	21.17	22.94	24.88	27.07	29.58	32.44	72
48	1.58	2.11	2.67	3.28	3.90	4.59	5.31	6.10	6.94	7.84	8.82	9.85	10.99	12.20	13.51	14.90	16.35	17.92	19.43	20.99	22.77	24.71	26.91	29.43	32.19	35.32	73
49	1.66	2.23	2.94	3.59	4.27	5.00	5.77	6.60	7.51	8.48	9.52	10.65	11.86	13.17	14.58	16.06	17.63	19.32	20.90	22.55	24.44	26.69	29.20	31.98	35.01	38.47	74
50	1.75	2.50	3.21	3.88	4.60	5.37	6.20	7.10	8.06	9.12	10.23	11.46	12.76	14.17	15.70	17.29	19.00	20.82	22.51	24.18	26.42	28.91	31.64	34.64	37.92	41.62	75
51	1.87	2.84	3.53	4.20	4.96	5.76	6.65	7.60	8.64	9.76	10.97	12.29	13.71	15.24	16.89	18.63	20.48	22.46	23.94	26.15	28.61	31.32	34.26	37.51	41.05	45.06	76
52	1.98	3.20	3.86	4.54	5.30	6.14	7.06	8.08	9.21	10.43	11.73	13.15	14.70	16.37	18.17	20.07	22.12	23.69	25.88	28.34	31.02	33.91	37.10	40.60	44.41	48.75	77
53	2.13	3.47	4.20	4.87	5.65	6.53	7.50	8.58	9.78	11.11	12.53	14.09	15.78	17.60	19.58	21.67	23.44	25.62	28.04	30.71	33.62	36.71	40.15	43.91	48.03	52.71	78
54	2.27	3.76	4.56	5.23	6.02	6.93	7.98	9.13	10.41	11.83	13.40	15.12	16.97	19.00	21.17	23.19	25.37	27.76	30.43	33.33	36.44	39.73	43.45	47.49	51.95	57.00	79
55	2.40	4.08	4.96	5.63	6.46	7.40	8.50	9.72	11.11	12.67	14.38	16.27	18.32	20.54	22.96	25.10	27.49	30.13	33.04	36.19	39.50	42.98	46.98	51.36	56.14	61.60	80
56	2.63	4.30	5.29	5.98	6.82	7.81	8.97	10.28	11.79	13.47	15.34	17.41	19.67	22.16	24.85	27.22	29.87	32.77	35.92	39.28	42.82	46.59	50.90	55.60	60.73	68.21	81
57	2.72	4.53	5.64	6.35	7.25	8.30	9.54	10.96	12.58	14.40	16.43	18.71	21.22	23.96	26.95	29.58	32.48	35.67	39.08	42.68	46.56	50.74	55.13	60.18	65.64	75.39	82
58	2.75	4.78	5.99	6.76	7.73	8.87	10.20	11.76	13.51	15.51	17.71	20.19	22.95	25.99	29.31	32.19	35.40	38.85	42.54	46.50	50.54	54.99	59.70	65.08	70.94	82.33	83
59	2.91	4.97	6.36	7.20	8.22	9.49	10.94	12.64	14.56	16.76	19.20	21.92	24.95	28.27	31.93	35.13	38.62	42.41	46.44	50.37	54.81	59.55	64.64	70.37	76.65	89.79	84
60	3.00	5.15	6.70	7.60	8.74	10.13	11.75	13.62	15.75	18.18	20.87	23.86	27.20	30.85	34.88	38.43	42.27	46.38	50.18	54.63	59.35	64.43	69.76	75.77	82.28	97.26	85
61	3.07	5.34	7.01	7.99	9.25	10.78	12.57	14.65	17.05	19.75	22.74	26.07	29.73	33.79	38.21	42.12	46.32	50.01	54.45	59.15	64.21	69.52	75.61	81.48	89.55	103.32	86
62	3.24	5.51	7.31	8.35	9.71	11.41	13.41	15.74	18.42	21.44	24.79	28.49	32.60	37.09	41.98	46.27	49.85	54.27	58.95	64.00	69.28	75.45	81.25	88.99	95.39	113.27	87
63	3.55	5.69	7.56	8.67	10.14	12.01	14.24	16.86	19.87	23.29	27.05	31.21	35.79	40.78	46.19	49.68	54.09	58.80	63.82	69.05	75.30	80.97	88.49	94.77	101.91	123.15	88
64	3.89	7.13	7.83	8.98	10.57	12.62	15.11	18.05	21.44	25.27	29.50	34.18	39.29	44.86	49.51	53.91	58.60	63.61	68.81	75.14	80.68	87.93	94.23	101.24	108.73	133.05	89
65	4.32	7.42	8.09	9.29	11.02	13.27	16.03	19.32	23.12	27.47	32.20	37.44	43.14	49.34	53.73	58.40	63.39	68.57	74.99	80.46	87.37	93.61	100.56	108.57	116.37	140.84	90
66	4.44	7.77	8.40	9.64	11.49	13.93	16.96	20.57	24.76	29.50	34.74	40.49	46.75	53.54	58.20	63.22	68.34	74.83	80.17	86.81	93.07	99.82	108.07	115.83	124.06	141.74	91
67	4.48	8.14	8.74	10.06	12.06	14.73	18.05	22.00	26.57	31.75	37.50	43.79	50.65	58.03	63.00	68.10	74.68	79.89	86.31	92.45	99.14	107.33	115.20	123.37	132.07	148.21	92
68	4.97	8.53	9.18	10.61	12.78	15.70	19.33	23.65	28.64	34.26	40.52	47.39	54.85	62.81	67.91	73.90	79.60	85.75	91.90	98.47	106.60	114.39	122.58	131.32	140.94	159.17	93
69	5.49	8.96	9.70	11.28	13.69	16.88	20.84	25.53	30.93	37.02	43.83	51.23	59.31	67.67	72.96	78.69	84.81	91.29	97.79	105.69	113.49	121.70	130.45	140.35	150.04	173.34	94
70	6.04	9.43	10.31	12.09	14.77	18.29	22.62	27.72	33.57	40.10	47.41	55.43	64.02	71.97	77.61	83.69	90.20	97.12	104.54	112.41	121.01	130.13	139.76	149.52	159.59	195.42	95
71	6.73	9.96	11.04	13.08	16.09	19.96	24.69	30.20	36.46	43.43	51.28	59.85	69.06	76.47	82.44	88.90	95.85	103.15	111.06	119.43	128.94	139.17	149.00	159.16	172.24	215.44	96
72	9.91	10.53	11.89	14.26	17.62	21.89	27.03	33.00	39.68	47.06	55.46	64.53	74.25	81.13	84.80	94.35	101.67	109.53	117.85	126.67	137.16	148.48	158.88	171.15	185.85	235.59	97
73	10.48	11.21	12.89	15.65	19.41	24.11	29.68	36.04	43.16	50.93	59.85	69.45	79.63	84.52	87.24	99.95	107.74	115.98	124.84	134.20	145.89	158.45	170.06	183.80	202.91	234.92	98
74	11.10	12.04	14.12	17.29	21.48	26.63	32.62	39.42	46.93	55.04	64.43	74.54	84.25	86.41	97.90	105.76	113.91	122.68	132.07	142.00	154.90	168.97	181.75	200.85	218.88	243.25	99
75	11.76	13.10	15.61	19.22	23.85	29.42	35.83	43.03	50.87	59.32	69.19	79.74	85.59	95.85	99.28	112.83	121.92	131.48	141.61	154.33	164.30	179.88	196.92	215.60	236.03	258.65	100
76	12.80	14.61	17.64	21.81	27.00	33.19	40.24	48.05	56.56	65.71	76.26	84.77	93.96	98.92	111.74	121.06	130.88	141.22	153.91	163.98	179.02	195.80	214.16	234.24	256.19	279.94	101
77	14.25	16.56	20.12	24.87	30.69	37.47	45.15	53.62	62.83	72.62	83.99	92.00	98.56	110.66	120.30	130.29	140.83	153.48	163.83	178.51	195.05	213.14	233.11	254.71	278.05	303.22	102
78	16.20	19.05	23.15	28.45	34.89	42.32	50.61	59.77	69.62	80.18	90.15	98.27	109.58	119.44	129.70	140.44	152.91	163.67	178.17	194.30	212.52	232.22	253.48	276.70	301.75	328.08	103
79	16.77	22.14	26.82	32.68	39.70	47.74	56.68	66.52	77.08	88.29	97.93	108.49	118.68	129.11	140.05	152.48	163.36	177.83	193.74	211.50	231.54	252.74	275.89	300.56	327.11	354.91	104
80	17.65	25.98	31.15	37.57	45.14	53.85	63.39	73.84	85.07	96.99	107.43	117.93	128.64	139.54	152.06	163.21	177.32	192.99	210.47	229.97	252.25	275.08	299.97	326.78	354.91	388.35	105
81	19.71	30.61	36.27	43.20	51.33	60.57	70.74	81.85	93.76	106.39	117.14	128.04	139.15	151.49	162.89	176.97	192.25	209.45	228.40	250.04	274.81	299.68	326.46	354.91	388.35	422.59	106
82	22.17	36.08	42.17	49.59	58.25	68.01	78.76	90.49	102.98	116.31	127.41	138.76	151.06	162.74	176.46	191.69	208.22	226.83	247.82	271.85	299.09	326.14	354.91	388.35	422.59	457.63	107
83	24.58	41.11	48.94	56.78	65.87	76.21	87.43	99.70	112.91	126.92	138.33	150.64	162.58	176.12	190.94	207.19	225.48	246.59	270.23	296.72	325.81	354.91	388.35	422.59	457.63	492.87	108
84	28.58	48.28	56.58	64.75	74.31	85.07	96.79	109.62	123.33	137.99	150.06	162.27	175.78	190.38	206.17	225.03	246.59	270.23	296.13	324.52	354.91	388.35	422.59	457.63	492.87	529.51	109
85	34.59	56.37	63.65	73.57	83.45	94.62	106.81	120.04	134.45	149.60	162.06	175.30	189.63	205.35	225.03	246.59	270.23	296.13	324.52	354.91	388.35	422.59	457.63	492.87	529.51	566.95	110
86	45.77	62.50	72.82	83.15	93.33	106.43	117.47	131.18	146.00	161.90	174.86	188.94	205.35	225.03	246.59	270.23	296.13	324.52	354.91	388.35	422.59	457.63	492.87	529.51	566.95	603.00	111
87	50.17	72.07	82.82	93.21	106.14	117.14	128.63	142.77	158.09	174.56	188.37	203.17	221.49	245.56	270.23	296.13	324.52	354.91	388.35	422.16	457.17	492.87	529.51	566.95	603.00	638.00	112
88	63.59	82.56	93.06	105.80	116.83	128.40	140.38	154.89	170.68	187.70	202.23	217.94	238.30	263.53	290.40	318.94	348.43	380.22	413.65	448.74	485.48	523.87	563.92	603.00	638.00	670.00	113
89	79.03	92.98	105.46	116.54	128.21	140.21	152.79	167.66	183.75	201.29	216.58	233.49	255.83	282.50	310.35	339.55	371.11	404.40	439.43	476.21	514.72	554.96	596.95	638.00	670.00	714.50	114
90	92.83	105.03	116.25	127.89	140.03	152.60	165.59	180.78	197.26	215.12	231.40	249.35	280.10	301.65	330.39	361.57	394.57	429.40	466.07	504.56	544.89	587.04	631.03	670.00	714.50	756.00	115
91	104.69	115.97	127.68	139.79	152.34	165.32	180.31	194.17	211.00	229.54	246.67	272.37	296.00	321.18	351.80	384.34	418.82	455.22	493.55	533.81	575.99	620.10	666.14	714.10	756.00	799.00	116
92	115.68	127.46	139.67	152.21	165.03	179.88	193.81	208.12	225.10	244.10	265.22	288.01	312.16	342.04	373.95	407.89	443.86	481.86	521.88	563.94	608.03	654.14	702.29	752.46	799.00	846.00	117
93	127.25	139.44	151.94	164.74	179.40	193.29	207.46	222.24	239.52	258.98	280.43	303.63	332.56	363.64	396.85	432.20	469.69	509.31	551.07	594.97	641.00	689.17	739.47	791.91	846.00	889.48	118
94	139.20	151.81	164.45	178.92	192.76	206.97	221.58	236.68	254.25	273.87	295.88	323.66	353.69	385.97	420.50	457.27	496.30	537.58	581.10	626.88	674.90	725.17	777.69	832.46	889.48	933.63	119
95	151.55	164.16	178.44	192.41	206.59	220.96	235.76	251.15	269.23	289.27	315.66	344.42	375.54	409.03	444.89	483.12	523.71	566.67	611.99	659.68	709.74	762.16	816.95	874.11	933.63 1000.00		120
96	163.87	177.64	191.89	206.02	220.34	235.09	250.36	266.09	284.17	308.92	336.16	365.90	398.12	432.83	470.03	509.72	551.90	596.57	643.73	693.38	745.51	800.14	857.25	916.85	1000.00
97	176.52	190.84	205.45	219.72	234.19	249.64	265.15	280.96	303.82	329.30	357.39	388.10	421.42	457.36	495.92	537.10	580.89	627.30	676.32	727.96	782.22	839.09	898.58	1000.00
98	189.44	204.11	219.09	233.29	248.91	264.63	280.09	300.78	324.22	350.40	379.34	411.02	445.45	482.63	522.56	565.24	610.66	658.84	709.76	763.43	819.86	879.03	1000.00
99	202.40	217.44	232.62	248.18	263.85	280.09	300.24	321.36	345.36	372.24	402.01	434.66	470.20	508.63	549.94	594.14	641.23	691.20	744.06	799.80	858.43	1000.00

Exhibit 15.5

2001 VBT Select & Ultimate Age Nearest Birthday, Unisex (80/20 Male/Female Blend), Non-Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.80	0.45	0.29	0.19	0.14	0.14	0.14	0.15	0.15	0.16	0.16	0.19	0.25	0.29	0.36	0.48	0.59	0.68	0.73	0.75	0.75	0.75	0.76	0.76	0.76	0.77	25
1	0.38	0.27	0.18	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.18	0.22	0.27	0.31	0.46	0.56	0.65	0.71	0.74	0.75	0.75	0.76	0.76	0.76	0.77	0.79	26
2	0.26	0.18	0.14	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.19	0.24	0.28	0.37	0.54	0.62	0.69	0.73	0.74	0.75	0.76	0.76	0.76	0.77	0.78	0.83	27
3	0.16	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.15	0.18	0.23	0.27	0.37	0.52	0.61	0.67	0.72	0.74	0.75	0.75	0.76	0.76	0.77	0.78	0.81	0.82	28
4	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.18	0.22	0.27	0.36	0.52	0.61	0.67	0.72	0.74	0.75	0.75	0.75	0.76	0.77	0.78	0.79	0.79	0.80	29
5	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.17	0.21	0.26	0.36	0.51	0.60	0.67	0.72	0.74	0.75	0.75	0.75	0.76	0.77	0.77	0.77	0.78	0.78	0.79	30
6	0.13	0.13	0.13	0.14	0.14	0.14	0.17	0.21	0.25	0.36	0.51	0.60	0.67	0.72	0.74	0.74	0.74	0.75	0.75	0.75	0.75	0.76	0.76	0.77	0.77	0.78	31
7	0.13	0.13	0.13	0.14	0.14	0.17	0.20	0.25	0.35	0.51	0.60	0.67	0.72	0.73	0.73	0.74	0.74	0.74	0.74	0.74	0.75	0.75	0.76	0.76	0.77	0.77	32
8	0.13	0.13	0.13	0.14	0.15	0.19	0.24	0.35	0.50	0.60	0.67	0.71	0.72	0.72	0.73	0.73	0.74	0.74	0.74	0.75	0.75	0.76	0.76	0.77	0.77	0.79	33
9	0.13	0.13	0.13	0.15	0.18	0.24	0.34	0.50	0.60	0.67	0.71	0.71	0.71	0.72	0.72	0.72	0.74	0.74	0.75	0.75	0.76	0.76	0.77	0.77	0.79	0.81	34
10	0.13	0.13	0.15	0.18	0.24	0.33	0.50	0.59	0.66	0.70	0.70	0.70	0.71	0.71	0.72	0.73	0.74	0.75	0.75	0.76	0.76	0.77	0.77	0.79	0.81	0.83	35
11	0.13	0.15	0.17	0.23	0.32	0.50	0.59	0.66	0.69	0.69	0.69	0.70	0.70	0.71	0.72	0.74	0.75	0.75	0.76	0.76	0.77	0.77	0.79	0.80	0.83	0.87	36
12	0.14	0.17	0.23	0.31	0.50	0.59	0.66	0.68	0.68	0.68	0.69	0.69	0.70	0.72	0.74	0.75	0.75	0.76	0.76	0.77	0.77	0.79	0.80	0.83	0.87	0.92	37
13	0.16	0.22	0.30	0.50	0.59	0.66	0.67	0.67	0.67	0.68	0.68	0.70	0.71	0.74	0.74	0.75	0.76	0.76	0.77	0.77	0.79	0.80	0.83	0.87	0.92	0.98	38
14	0.21	0.30	0.50	0.59	0.66	0.67	0.67	0.67	0.68	0.68	0.68	0.70	0.73	0.74	0.75	0.76	0.76	0.77	0.77	0.79	0.80	0.83	0.87	0.91	0.98	1.05	39
15	0.29	0.50	0.59	0.66	0.66	0.66	0.66	0.66	0.67	0.67	0.69	0.71	0.74	0.75	0.75	0.76	0.77	0.77	0.79	0.80	0.83	0.87	0.91	0.98	1.05	1.11	40
16	0.50	0.59	0.65	0.65	0.65	0.65	0.66	0.66	0.66	0.67	0.69	0.72	0.74	0.75	0.76	0.77	0.77	0.79	0.80	0.83	0.87	0.91	0.98	1.05	1.11	1.20	41
17	0.59	0.64	0.64	0.64	0.64	0.65	0.65	0.65	0.66	0.68	0.70	0.72	0.73	0.73	0.74	0.75	0.79	0.80	0.83	0.87	0.91	0.98	1.05	1.11	1.20	1.32	42
18	0.63	0.63	0.63	0.63	0.64	0.64	0.64	0.65	0.67	0.67	0.69	0.70	0.71	0.73	0.75	0.75	0.80	0.82	0.87	0.91	0.98	1.05	1.11	1.20	1.32	1.45	43
19	0.61	0.61	0.61	0.61	0.61	0.61	0.62	0.64	0.65	0.65	0.67	0.68	0.69	0.72	0.75	0.78	0.82	0.87	0.91	0.98	1.04	1.11	1.20	1.32	1.45	1.61	44
20	0.57	0.57	0.57	0.58	0.58	0.59	0.60	0.61	0.62	0.63	0.64	0.66	0.68	0.72	0.78	0.82	0.86	0.91	0.98	1.04	1.11	1.20	1.32	1.45	1.61	1.79	45
21	0.52	0.52	0.52	0.53	0.54	0.55	0.57	0.57	0.59	0.61	0.62	0.66	0.69	0.74	0.80	0.86	0.91	0.98	1.04	1.11	1.20	1.32	1.45	1.61	1.79	1.97	46
22	0.47	0.48	0.48	0.50	0.52	0.53	0.54	0.56	0.56	0.60	0.62	0.66	0.70	0.76	0.84	0.91	0.98	1.04	1.11	1.20	1.32	1.45	1.61	1.79	1.97	2.18	47
23	0.42	0.43	0.45	0.47	0.50	0.51	0.53	0.55	0.56	0.59	0.63	0.66	0.72	0.79	0.87	0.97	1.03	1.11	1.20	1.32	1.45	1.61	1.79	1.97	2.18	2.30	48
24	0.37	0.39	0.43	0.46	0.49	0.51	0.52	0.55	0.58	0.61	0.65	0.69	0.75	0.82	0.93	1.02	1.10	1.20	1.32	1.45	1.61	1.79	1.97	2.16	2.30	2.45	49
25	0.31	0.36	0.41	0.46	0.48	0.51	0.54	0.55	0.60	0.64	0.68	0.73	0.80	0.88	0.98	1.09	1.20	1.32	1.45	1.61	1.79	1.97	2.14	2.30	2.45	2.65	50
26	0.28	0.35	0.41	0.47	0.49	0.52	0.54	0.58	0.62	0.67	0.72	0.77	0.85	0.95	1.06	1.19	1.31	1.44	1.61	1.79	1.97	2.14	2.29	2.45	2.65	2.89	51
27	0.27	0.35	0.41	0.48	0.51	0.53	0.57	0.61	0.65	0.71	0.77	0.83	0.92	1.04	1.15	1.30	1.44	1.61	1.78	1.97	2.14	2.29	2.45	2.65	2.89	3.21	52
28	0.27	0.35	0.42	0.48	0.52	0.56	0.59	0.64	0.69	0.75	0.83	0.91	1.01	1.13	1.26	1.44	1.59	1.77	1.97	2.12	2.29	2.45	2.65	2.89	3.21	3.56	53
29	0.26	0.35	0.44	0.49	0.55	0.59	0.63	0.69	0.74	0.82	0.91	1.00	1.10	1.23	1.39	1.58	1.76	1.96	2.12	2.27	2.45	2.65	2.89	3.21	3.56	4.00	54
30	0.26	0.36	0.43	0.50	0.57	0.63	0.68	0.73	0.80	0.89	0.98	1.07	1.19	1.34	1.51	1.73	1.92	2.10	2.27	2.44	2.65	2.89	3.19	3.56	3.98	4.54	55
31	0.25	0.35	0.43	0.51	0.58	0.65	0.72	0.78	0.85	0.93	1.03	1.15	1.30	1.48	1.69	1.89	2.08	2.25	2.43	2.64	2.87	3.17	3.55	3.98	4.45	5.09	56
32	0.25	0.34	0.43	0.51	0.59	0.67	0.74	0.81	0.88	0.96	1.08	1.24	1.44	1.65	1.87	2.06	2.25	2.43	2.63	2.86	3.16	3.55	3.96	4.41	4.96	5.69	57
33	0.26	0.35	0.44	0.53	0.62	0.70	0.79	0.85	0.92	1.02	1.15	1.35	1.58	1.81	2.02	2.22	2.42	2.63	2.86	3.14	3.53	3.94	4.39	4.91	5.47	6.21	58
34	0.27	0.36	0.47	0.55	0.65	0.74	0.84	0.91	0.99	1.11	1.28	1.49	1.73	1.97	2.19	2.39	2.62	2.85	3.14	3.49	3.90	4.35	4.86	5.41	5.98	6.79	59
35	0.29	0.38	0.48	0.58	0.67	0.78	0.88	0.98	1.09	1.24	1.42	1.64	1.88	2.13	2.37	2.59	2.85	3.13	3.48	3.86	4.30	4.80	5.35	5.91	6.51	7.49	60
36	0.30	0.40	0.50	0.60	0.71	0.81	0.93	1.08	1.22	1.40	1.58	1.80	2.05	2.32	2.58	2.84	3.13	3.46	3.84	4.24	4.75	5.29	5.85	6.48	7.12	8.33	61
37	0.31	0.41	0.52	0.62	0.73	0.86	1.01	1.19	1.37	1.55	1.74	1.95	2.22	2.53	2.82	3.12	3.45	3.81	4.22	4.69	5.22	5.79	6.41	7.09	7.91	9.36	62
38	0.34	0.45	0.56	0.66	0.78	0.92	1.11	1.32	1.52	1.71	1.89	2.12	2.41	2.72	3.07	3.41	3.79	4.20	4.66	5.16	5.73	6.35	7.06	7.87	8.91	10.50	63
39	0.37	0.49	0.61	0.72	0.85	1.02	1.24	1.46	1.67	1.86	2.05	2.31	2.62	2.97	3.34	3.74	4.16	4.64	5.14	5.67	6.29	7.02	7.84	8.87	10.03	11.70	64
40	0.40	0.53	0.66	0.78	0.93	1.14	1.38	1.61	1.80	2.01	2.24	2.54	2.88	3.25	3.66	4.10	4.59	5.10	5.64	6.23	6.97	7.80	8.81	9.93	11.14	12.97	65
41	0.42	0.58	0.73	0.88	1.05	1.28	1.53	1.74	1.97	2.20	2.49	2.82	3.18	3.59	4.05	4.55	5.06	5.61	6.22	6.90	7.75	8.75	9.85	11.09	12.23	14.27	66
42	0.45	0.65	0.83	0.99	1.19	1.41	1.67	1.90	2.15	2.44	2.76	3.13	3.53	4.00	4.53	5.01	5.55	6.17	6.89	7.69	8.68	9.76	10.97	12.17	13.20	15.59	67
43	0.48	0.68	0.89	1.07	1.28	1.51	1.78	2.05	2.35	2.66	3.03	3.45	3.94	4.47	4.99	5.46	6.11	6.84	7.66	8.59	9.67	10.81	12.00	13.13	14.46	17.02	68
44	0.52	0.74	0.95	1.15	1.35	1.62	1.91	2.24	2.56	2.91	3.31	3.84	4.40	4.93	5.43	6.02	6.76	7.61	8.55	9.56	10.69	11.86	13.04	14.29	15.79	18.50	69
45	0.57	0.80	1.01	1.22	1.46	1.74	2.09	2.44	2.82	3.19	3.67	4.29	4.85	5.35	5.90	6.65	7.53	8.48	9.50	10.56	11.71	12.89	14.09	15.69	17.49	20.29	70
46	0.63	0.85	1.06	1.29	1.57	1.91	2.29	2.70	3.11	3.55	4.11	4.74	5.28	5.79	6.55	7.43	8.41	9.46	10.53	11.61	12.76	13.94	15.48	17.40	19.57	22.30	71
47	0.69	0.90	1.12	1.39	1.71	2.08	2.52	2.97	3.42	3.97	4.54	5.16	5.72	6.38	7.30	8.32	9.40	10.50	11.61	12.67	13.79	15.28	17.18	19.48	22.02	24.93	72
48	0.75	0.97	1.22	1.52	1.85	2.25	2.72	3.23	3.75	4.38	4.94	5.58	6.24	7.08	8.17	9.32	10.45	11.57	12.67	13.68	15.09	16.95	19.23	21.92	24.64	27.69	73
49	0.79	1.05	1.35	1.66	2.02	2.44	2.94	3.52	4.06	4.69	5.34	6.09	6.92	7.92	9.13	10.39	11.53	12.63	13.66	14.92	16.75	19.00	21.64	24.53	27.36	30.61	74
50	0.85	1.16	1.48	1.82	2.18	2.62	3.18	3.78	4.35	5.01	5.79	6.75	7.80	8.96	10.18	11.47	12.57	13.60	14.87	16.56	18.78	21.38	24.21	27.23	30.21	33.81	75
51	0.94	1.30	1.65	2.00	2.38	2.84	3.40	4.01	4.66	5.41	6.38	7.60	8.82	10.03	11.15	12.49	13.51	14.76	16.50	18.57	21.14	23.93	26.90	30.09	33.33	37.28	76
52	1.01	1.45	1.84	2.21	2.60	3.04	3.61	4.28	5.04	5.98	7.16	8.57	9.86	10.78	12.10	13.41	14.63	16.38	18.47	20.91	23.67	26.60	29.74	33.21	36.82	41.31	77
53	1.06	1.57	2.00	2.42	2.83	3.31	3.93	4.71	5.58	6.71	8.09	9.60	10.61	11.74	13.07	14.49	16.23	18.34	20.58	23.43	26.31	29.41	32.83	36.71	40.82	46.00	78
54	1.10	1.68	2.18	2.62	3.05	3.59	4.33	5.25	6.26	7.57	9.03	10.30	11.54	12.87	14.34	16.06	18.16	20.48	23.05	26.06	29.12	32.49	36.31	40.71	45.45	51.38	79
55	1.14	1.81	2.36	2.81	3.29	3.94	4.83	5.89	7.01	8.41	9.64	11.14	12.64	14.17	15.88	17.97	20.33	22.84	25.62	28.84	32.17	35.94	40.27	45.35	50.79	57.26	80
56	1.20	1.94	2.53	3.04	3.59	4.38	5.41	6.59	7.78	8.97	10.42	12.13	13.91	15.70	17.77	20.21	22.74	25.37	28.31	31.83	35.56	39.85	44.87	50.67	56.61	64.13	81
57	1.25	2.04	2.72	3.31	3.99	4.90	6.05	7.31	8.54	9.95	11.62	13.50	15.40	17.55	20.07	22.60	25.25	28.01	31.24	35.19	39.43	44.39	50.14	56.48	63.21	71.34	82
58	1.34	2.18	2.92	3.63	4.46	5.50	6.72	8.00	9.23	10.82	12.70	14.95	17.22	19.71	22.43	25.09	27.91	30.90	34.52	39.03	43.93	49.61	55.90	63.09	70.12	79.00	83
59	1.46	2.33	3.17	4.01	4.98	6.13	7.40	8.67	9.89	11.67	13.81	16.46	19.34	22.04	24.90	27.72	30.81	34.15	38.27	43.50	49.10	55.31	62.43	69.99	77.53	87.48	84
60	1.62	2.52	3.45	4.42	5.52	6.76	8.07	9.34	10.58	12.59	15.08	18.04	21.43	24.46	27.50	30.60	34.07	37.85	42.64	48.62	54.75	61.78	69.25	77.38	85.70	96.96	85
61	1.80	2.73	3.74	4.82	6.07	7.40	8.74	10.01	11.28	13.60	16.38	19.57	23.10	27.03	30.37	33.85	37.76	42.15	47.64	54.22	61.17	68.54	76.59	85.56	94.88	107.19	86
62	2.01	2.98	4.07	5.26	6.62	8.06	9.45	10.78	12.15	14.74	17.73	21.06	24.80	29.06	33.61	37.60	42.04	47.10	53.12	60.59	67.87	75.82	84.69	94.73	105.05	118.88	87
63	2.16	3.26	4.50	5.81	7.27	8.79	10.29	11.76	13.30	16.10	19.27	22.82	26.88	31.60	37.12	41.92	46.97	52.50	59.35	67.24	75.10	83.89	93.81	104.92	116.13	131.34	88
64	2.29	3.68	4.97	6.40	7.99	9.62	11.27	12.93	14.68	17.66	21.07	24.97	29.50	34.81	41.12	46.82	52.34	58.63	65.85	74.41	83.11	92.93	103.91	116.02	128.03	144.46	89
65	2.39	3.99	5.46	7.07	8.78	10.56	12.36	14.22	16.20	19.42	23.17	27.53	32.65	38.73	45.91	52.16	58.45	65.06	72.85	82.36	92.09	102.96	114.94	127.94	140.64	157.84	90
66	2.44	4.46	6.07	7.80	9.74	11.65	13.57	15.61	17.86	21.41	25.60	30.53	36.38	43.30	51.15	58.31	64.89	71.98	80.60	91.23	101.98	113.86	126.74	140.53	153.80	169.36	91
67	2.59	4.98	6.74	8.61	10.83	12.86	14.93	17.13	19.65	23.64	28.36	34.00	40.66	48.28	57.00	64.75	71.83	79.67	89.32	101.05	112.80	125.55	139.21	153.72	166.31	182.22	92
68	2.99	5.56	7.50	9.53	11.85	14.26	16.73	19.29	21.98	26.51	31.95	38.39	45.77	54.43	63.65	71.69	79.50	88.28	98.96	111.79	124.40	137.95	152.30	166.25	179.44	196.56	93
69	3.39	6.22	8.37	10.55	12.48	15.89	18.44	21.03	24.07	29.23	35.36	42.42	50.71	59.86	69.72	79.38	88.13	97.84	109.48	123.30	136.72	150.94	164.76	179.38	194.97	212.26	94
70	3.81	6.96	9.33	11.70	13.13	17.63	20.10	22.88	28.01	34.03	40.95	49.10	58.15	68.19	79.28	88.03	97.70	108.29	120.81	135.51	149.58	163.26	177.74	194.93	209.74	229.36	95
71	4.83	7.81	10.42	12.40	15.25	19.20	21.73	27.39	31.33	37.99	45.79	54.52	64.38	75.30	87.57	97.53	108.11	119.50	132.80	148.28	161.84	176.16	194.88	209.69	225.33	244.87	96
72	6.40	8.75	11.65	14.42	17.39	20.61	24.18	28.20	32.83	40.09	48.19	57.39	67.95	79.36	92.75	107.92	119.35	131.40	145.36	160.46	174.66	194.85	209.63	225.28	239.89	261.17	97
73	7.41	10.57	13.53	16.35	19.15	22.15	25.57	31.17	35.10	42.73	51.37	61.32	72.42	85.07	99.40	115.46	131.31	143.88	157.35	173.21	194.83	209.60	225.23	239.85	255.28	274.42	98
74	8.66	11.71	14.92	18.15	21.24	24.33	29.57	33.72	38.24	46.67	56.14	67.11	79.24	92.95	108.34	125.42	143.79	155.78	169.88	194.78	209.55	225.17	239.85	255.28	271.75	290.11	99
75	10.11	12.57	16.28	20.35	23.37	28.02	32.36	37.07	46.09	55.18	66.18	78.73	92.42	107.75	124.78	143.79	155.74	168.23	194.76	209.53	225.14	239.85	255.28	271.75	289.27	308.00	100
76	10.50	14.05	18.08	22.45	26.50	30.99	35.83	44.14	54.16	65.17	77.64	91.86	107.17	124.13	142.70	155.51	167.99	194.73	209.47	225.10	239.82	255.24	271.71	289.27	308.00	327.95	101
77	10.98	15.34	20.03	25.10	29.71	34.64	42.29	52.41	59.87	74.39	88.30	103.95	120.59	138.83	153.87	167.78	194.45	209.45	225.04	239.82	255.24	271.71	289.27	308.00	327.95	349.30	102
78	11.82	16.69	22.16	28.51	33.54	40.51	50.73	58.63	73.45	87.52	103.11	120.47	138.69	153.71	167.57	194.23	209.17	225.01	239.75	255.24	271.71	289.27	307.95	327.95	349.24	372.02	103
79	12.67	18.39	24.94	32.52	38.87	49.13	57.43	71.77	79.33	94.33	110.84	128.96	146.94	165.84	194.01	208.96	224.74	239.50	255.17	271.71	289.27	307.95	327.95	349.24	371.89	396.29	104
80	13.72	20.69	28.39	37.36	47.65	56.28	70.16	77.91	90.44	106.82	124.68	143.09	162.39	193.81	208.72	224.54	239.25	254.94	271.63	289.22	307.95	327.95	349.24	371.76	396.29	421.84	105
81	15.03	23.61	32.78	43.33	55.30	68.66	76.58	88.99	102.20	119.90	138.09	161.44	193.67	208.56	224.34	239.06	254.74	271.42	289.20	307.95	327.95	349.24	371.70	396.29	421.84	448.65	106
82	16.72	27.39	38.26	50.54	64.22	75.35	87.64	100.78	108.86	137.06	160.65	193.52	208.39	224.19	238.90	254.54	271.25	289.01	307.93	327.95	349.24	371.57	396.29	421.84	448.65	476.77	107
83	19.13	32.21	44.91	58.94	74.33	86.42	99.47	107.51	135.78	159.67	192.69	208.26	224.03	238.72	254.39	271.10	288.86	307.78	327.92	349.24	371.44	396.29	421.84	448.65	476.77	506.17	108
84	23.08	38.14	52.68	68.41	85.36	98.32	106.28	134.49	158.44	191.63	207.30	223.91	238.60	254.27	270.93	288.73	307.65	327.76	349.22	371.31	396.29	421.84	448.65	476.77	506.17	537.14	109
85	28.22	45.29	61.56	78.77	97.35	105.21	133.33	157.34	190.36	206.23	222.73	238.21	254.12	270.82	288.58	307.55	327.65	349.14	371.24	396.29	421.84	448.65	476.77	506.17	537.14	569.64	110
86	35.20	53.61	71.46	90.43	104.37	132.37	156.26	189.22	204.94	221.62	236.99	253.35	270.72	288.48	307.40	327.57	349.07	371.07	396.29	421.84	448.65	476.77	506.17	537.14	569.64	603.31	111
87	42.62	63.38	83.22	103.81	131.67	155.38	188.28	203.81	220.32	235.85	252.09	269.36	287.69	307.11	327.49	349.01	370.90	396.29	421.84	448.56	476.68	506.17	537.14	569.64	603.31	638.30	112
88	52.23	75.26	97.33	131.20	154.81	187.57	202.89	219.20	234.55	250.91	268.02	286.26	305.60	326.09	347.82	370.79	394.99	420.21	446.86	475.00	504.69	536.01	569.03	603.31	638.30	674.33	113
89	64.48	89.86	126.80	154.41	187.18	202.24	218.32	233.45	249.63	266.82	284.91	304.11	324.51	346.14	369.05	393.21	418.39	445.01	473.13	502.83	534.18	567.24	602.10	638.30	674.33	714.56	114
90	80.16	121.69	151.37	186.92	201.92	217.75	232.64	248.55	265.58	283.68	302.72	322.97	344.49	367.29	391.38	416.48	443.04	471.13	500.81	532.15	565.23	600.12	636.91	674.33	714.56	756.02	115
91	115.12	147.86	186.68	201.68	217.49	232.12	247.79	264.54	282.42	301.47	321.53	342.88	365.50	389.54	414.53	441.00	469.01	498.64	529.95	563.01	597.91	634.72	673.56	714.48	756.02	799.70	116
92	143.38	186.42	201.43	217.27	231.90	247.35	263.84	281.47	300.23	320.26	341.41	363.85	387.74	412.58	438.92	466.83	496.36	527.61	560.62	595.50	632.31	671.16	712.12	755.32	799.70	846.22	117
93	186.17	201.19	217.04	231.69	247.15	263.49	280.80	299.33	319.09	340.12	362.33	386.03	410.68	436.86	464.62	494.03	525.18	558.11	592.93	629.70	668.53	709.50	752.72	798.29	846.22	894.18	118
94	200.95	216.80	231.48	246.95	263.31	280.58	298.77	318.20	338.99	361.03	384.48	408.90	434.87	462.44	491.69	522.69	555.51	590.23	626.92	665.70	706.64	749.86	795.44	843.51	894.18	944.56	119
95	216.57	231.26	246.76	263.14	280.42	298.63	317.73	338.16	359.96	383.16	407.30	433.01	460.36	489.40	520.22	552.87	587.45	624.04	662.73	703.60	746.77	792.34	840.41	891.11	944.56 1000.00		120
96	231.05	246.56	262.96	280.27	298.50	317.62	337.78	359.24	382.14	405.95	431.36	458.43	487.22	517.81	550.25	584.66	621.08	659.64	700.41	743.50	789.01	837.04	887.74	941.20	1000.00
97	246.36	262.78	280.12	298.37	317.51	337.70	358.96	381.50	404.93	429.99	456.73	485.21	515.52	547.72	581.90	618.12	656.51	697.12	740.09	785.50	833.46	884.11	937.55	1000.00
98	262.61	279.96	298.24	317.42	337.63	358.92	381.32	404.32	428.97	455.33	483.46	513.44	545.34	579.24	615.22	653.38	693.80	736.59	781.86	829.70	880.26	933.64 1000.00
99	279.81	298.11	317.31	337.56	358.88	381.32	404.22	428.40	454.32	482.04	511.64	543.18	576.75	612.43	650.32	690.49	733.07	778.14	825.83	876.25	929.52	1000.00

Exhibit 15.6

2001 VBT Select & Ultimate Age Nearest Birthday, Unisex (80/20 Male/Female Blend), Smoker
Issue													Policy Duration														Att
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Ultimate Age
0	0.80	0.45	0.29	0.19	0.14	0.14	0.14	0.15	0.15	0.16	0.16	0.19	0.25	0.29	0.36	0.48	0.63	0.78	0.89	0.98	1.03	1.08	1.13	1.18	1.25	1.32	25
1	0.38	0.27	0.18	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.18	0.22	0.27	0.31	0.46	0.60	0.74	0.87	0.95	1.02	1.08	1.13	1.18	1.25	1.32	1.39	26
2	0.26	0.18	0.14	0.14	0.14	0.14	0.15	0.15	0.15	0.16	0.19	0.24	0.28	0.37	0.57	0.71	0.84	0.94	1.01	1.08	1.13	1.18	1.25	1.32	1.38	1.47	27
3	0.16	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.15	0.18	0.23	0.27	0.37	0.56	0.69	0.82	0.93	1.01	1.07	1.13	1.18	1.25	1.32	1.37	1.43	1.48	28
4	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.15	0.18	0.22	0.27	0.36	0.56	0.69	0.82	0.93	1.00	1.07	1.13	1.18	1.25	1.32	1.37	1.42	1.44	1.48	29
5	0.13	0.13	0.13	0.14	0.14	0.14	0.15	0.17	0.21	0.26	0.36	0.55	0.69	0.82	0.93	1.00	1.07	1.13	1.18	1.25	1.32	1.37	1.39	1.42	1.45	1.47	30
6	0.13	0.13	0.13	0.14	0.14	0.14	0.17	0.21	0.25	0.36	0.55	0.69	0.82	0.93	1.00	1.07	1.12	1.18	1.25	1.32	1.34	1.37	1.39	1.42	1.44	1.48	31
7	0.13	0.13	0.13	0.14	0.14	0.17	0.20	0.25	0.35	0.55	0.69	0.82	0.93	1.00	1.05	1.12	1.16	1.23	1.30	1.32	1.35	1.38	1.40	1.42	1.46	1.49	32
8	0.13	0.13	0.13	0.14	0.15	0.19	0.24	0.35	0.54	0.69	0.82	0.92	0.99	1.04	1.10	1.15	1.22	1.29	1.32	1.35	1.38	1.40	1.42	1.46	1.49	1.54	33
9	0.13	0.13	0.13	0.15	0.18	0.24	0.34	0.54	0.69	0.81	0.92	0.99	1.04	1.09	1.14	1.20	1.28	1.32	1.35	1.38	1.40	1.42	1.46	1.49	1.53	1.60	34
10	0.13	0.13	0.15	0.18	0.24	0.33	0.53	0.68	0.81	0.92	0.98	1.03	1.07	1.12	1.19	1.26	1.32	1.35	1.38	1.40	1.42	1.46	1.49	1.53	1.60	1.66	35
11	0.13	0.15	0.17	0.23	0.32	0.53	0.68	0.81	0.90	0.97	1.01	1.06	1.11	1.17	1.25	1.31	1.35	1.37	1.40	1.42	1.46	1.48	1.53	1.60	1.66	1.76	36
12	0.14	0.17	0.23	0.31	0.53	0.67	0.81	0.89	0.96	1.00	1.05	1.09	1.17	1.25	1.31	1.35	1.37	1.40	1.42	1.46	1.48	1.53	1.60	1.66	1.76	1.87	37
13	0.16	0.22	0.30	0.53	0.67	0.81	0.88	0.95	0.99	1.03	1.08	1.15	1.22	1.29	1.34	1.37	1.40	1.42	1.46	1.48	1.53	1.60	1.66	1.76	1.86	2.00	38
14	0.21	0.30	0.53	0.67	0.80	0.88	0.94	0.97	1.02	1.06	1.12	1.20	1.28	1.34	1.37	1.40	1.42	1.46	1.48	1.53	1.60	1.66	1.76	1.86	2.00	2.14	39
15	0.29	0.53	0.67	0.80	0.87	0.91	0.96	1.00	1.05	1.11	1.19	1.25	1.33	1.37	1.40	1.42	1.46	1.48	1.53	1.60	1.66	1.75	1.85	1.99	2.14	2.30	40
16	0.53	0.67	0.80	0.87	0.91	0.95	0.99	1.03	1.09	1.15	1.22	1.29	1.34	1.39	1.42	1.46	1.48	1.53	1.59	1.66	1.75	1.85	1.99	2.14	2.30	2.51	41
17	0.67	0.80	0.87	0.90	0.93	0.99	1.03	1.07	1.14	1.19	1.24	1.30	1.34	1.38	1.42	1.44	1.53	1.59	1.66	1.75	1.85	1.99	2.14	2.30	2.51	2.77	42
18	0.80	0.85	0.89	0.92	0.96	1.00	1.06	1.12	1.17	1.20	1.24	1.29	1.32	1.38	1.44	1.47	1.59	1.65	1.75	1.85	1.99	2.14	2.30	2.51	2.77	3.06	43
19	0.82	0.85	0.89	0.93	0.96	1.01	1.07	1.12	1.16	1.18	1.23	1.26	1.32	1.39	1.47	1.54	1.65	1.75	1.85	1.99	2.14	2.29	2.51	2.77	3.06	3.43	44
20	0.80	0.84	0.87	0.91	0.95	1.02	1.05	1.09	1.13	1.16	1.20	1.24	1.32	1.41	1.54	1.65	1.75	1.85	1.99	2.14	2.29	2.50	2.77	3.06	3.43	3.81	45
21	0.76	0.80	0.83	0.87	0.93	0.97	1.02	1.04	1.09	1.13	1.19	1.25	1.34	1.46	1.60	1.74	1.84	1.99	2.14	2.29	2.50	2.77	3.06	3.43	3.81	4.18	46
22	0.72	0.76	0.80	0.85	0.90	0.93	0.97	1.01	1.05	1.13	1.19	1.27	1.37	1.51	1.68	1.84	1.98	2.13	2.29	2.50	2.77	3.06	3.43	3.81	4.18	4.59	47
23	0.68	0.71	0.77	0.83	0.88	0.93	0.96	1.01	1.06	1.14	1.22	1.32	1.44	1.58	1.78	1.97	2.13	2.29	2.50	2.77	3.06	3.43	3.79	4.18	4.59	4.85	48
24	0.61	0.67	0.74	0.82	0.88	0.93	0.97	1.03	1.10	1.19	1.28	1.38	1.50	1.67	1.90	2.10	2.28	2.50	2.76	3.06	3.42	3.79	4.18	4.56	4.85	5.16	49
25	0.53	0.62	0.73	0.83	0.90	0.95	1.01	1.07	1.15	1.25	1.35	1.46	1.61	1.79	2.02	2.27	2.49	2.76	3.06	3.41	3.79	4.18	4.53	4.85	5.16	5.57	50
26	0.49	0.61	0.74	0.86	0.93	0.98	1.04	1.12	1.21	1.33	1.45	1.57	1.73	1.95	2.19	2.48	2.75	3.06	3.40	3.79	4.18	4.53	4.85	5.16	5.57	6.06	51
27	0.47	0.62	0.77	0.88	0.97	1.03	1.11	1.19	1.30	1.43	1.56	1.71	1.88	2.14	2.38	2.72	3.05	3.39	3.79	4.18	4.52	4.85	5.16	5.57	6.06	6.70	52
28	0.48	0.65	0.80	0.91	1.01	1.08	1.16	1.27	1.39	1.54	1.70	1.87	2.08	2.35	2.64	3.01	3.37	3.78	4.18	4.52	4.85	5.16	5.57	6.06	6.70	7.43	53
29	0.48	0.67	0.82	0.94	1.07	1.15	1.25	1.37	1.49	1.68	1.85	2.07	2.29	2.57	2.92	3.35	3.78	4.18	4.51	4.85	5.16	5.57	6.06	6.70	7.43	8.33	54
30	0.49	0.68	0.82	0.97	1.11	1.24	1.35	1.47	1.63	1.84	2.02	2.24	2.49	2.81	3.21	3.66	4.10	4.50	4.85	5.16	5.57	6.06	6.70	7.43	8.27	9.32	55
31	0.48	0.68	0.84	1.00	1.16	1.32	1.46	1.60	1.75	1.94	2.14	2.41	2.74	3.13	3.59	4.04	4.45	4.85	5.16	5.57	6.06	6.70	7.43	8.27	9.15	10.35	56
32	0.47	0.66	0.85	1.02	1.19	1.35	1.53	1.68	1.83	2.02	2.27	2.62	3.06	3.53	3.99	4.42	4.84	5.16	5.57	6.06	6.70	7.43	8.27	9.15	10.16	11.43	57
33	0.51	0.70	0.89	1.08	1.26	1.44	1.62	1.78	1.94	2.15	2.46	2.87	3.39	3.88	4.35	4.79	5.15	5.57	6.06	6.70	7.43	8.27	9.14	10.16	11.12	12.30	58
34	0.54	0.73	0.95	1.13	1.34	1.54	1.74	1.93	2.11	2.36	2.72	3.20	3.73	4.26	4.73	5.14	5.56	6.06	6.70	7.43	8.27	9.14	10.16	11.12	11.96	13.30	59
35	0.58	0.78	0.99	1.20	1.41	1.65	1.85	2.08	2.34	2.66	3.06	3.55	4.08	4.64	5.13	5.55	6.05	6.70	7.43	8.27	9.14	10.16	11.12	11.96	12.80	14.49	60
36	0.61	0.81	1.03	1.26	1.49	1.71	1.98	2.29	2.63	3.02	3.43	3.91	4.46	5.05	5.53	6.03	6.68	7.43	8.27	9.14	10.16	11.12	11.96	12.80	13.80	15.92	61
37	0.65	0.84	1.07	1.31	1.55	1.82	2.15	2.56	2.96	3.37	3.78	4.26	4.85	5.51	6.00	6.65	7.39	8.27	9.13	10.16	11.12	11.96	12.80	13.80	15.13	17.66	62
38	0.70	0.93	1.18	1.40	1.65	1.98	2.40	2.86	3.31	3.73	4.15	4.64	5.26	5.98	6.62	7.36	8.20	9.09	10.13	11.11	11.96	12.80	13.80	15.13	16.85	19.56	63
39	0.77	1.04	1.28	1.52	1.80	2.19	2.69	3.17	3.65	4.08	4.51	5.07	5.75	6.51	7.32	8.17	9.05	10.09	11.06	11.95	12.79	13.80	15.13	16.85	18.80	21.51	64
40	0.83	1.13	1.40	1.67	2.01	2.47	2.99	3.51	3.97	4.44	4.96	5.61	6.34	7.16	8.03	9.01	10.05	11.02	11.90	12.77	13.78	15.13	16.85	18.80	20.76	23.44	65
41	0.89	1.23	1.58	1.89	2.28	2.79	3.34	3.85	4.35	4.90	5.53	6.25	7.05	7.92	8.94	10.02	10.99	11.86	12.73	13.76	15.11	16.84	18.80	20.76	22.13	25.33	66
42	0.96	1.38	1.78	2.15	2.58	3.10	3.66	4.21	4.79	5.45	6.16	6.96	7.85	8.86	9.98	10.95	11.82	12.69	13.72	15.09	16.82	18.79	20.76	22.13	23.48	27.18	67
43	1.03	1.48	1.92	2.34	2.80	3.33	3.95	4.58	5.24	5.99	6.78	7.71	8.79	9.92	10.92	11.79	12.65	13.68	15.05	16.79	18.77	20.74	22.12	23.47	25.27	29.14	68
44	1.12	1.61	2.06	2.51	2.99	3.58	4.26	5.01	5.76	6.58	7.45	8.62	9.84	10.88	11.75	12.62	13.65	15.02	16.76	18.74	20.72	22.10	23.46	25.26	27.30	31.10	69
45	1.25	1.74	2.22	2.68	3.24	3.89	4.68	5.50	6.38	7.25	8.30	9.68	10.84	11.71	12.58	13.61	14.98	16.72	18.71	20.70	22.08	23.44	25.24	27.29	29.69	33.46	70
46	1.38	1.87	2.35	2.85	3.50	4.26	5.12	6.05	6.99	7.99	9.21	10.56	11.67	12.53	13.56	14.93	16.68	18.67	20.67	22.05	23.41	25.21	27.26	29.67	32.63	36.07	71
47	1.53	2.00	2.49	3.08	3.83	4.66	5.61	6.63	7.65	8.87	10.08	11.37	12.48	13.50	14.88	16.62	18.62	20.62	22.05	23.38	25.19	27.24	29.64	32.60	35.98	39.53	72
48	1.68	2.18	2.74	3.39	4.15	5.03	6.06	7.18	8.32	9.68	10.84	12.15	13.45	14.82	16.57	18.56	20.57	21.99	23.36	25.15	27.20	29.61	32.57	35.95	39.48	43.03	73
49	1.80	2.39	3.04	3.74	4.53	5.44	6.53	7.77	8.94	10.28	11.58	13.08	14.73	16.50	18.50	20.51	21.93	23.34	25.13	27.16	29.55	32.52	35.90	39.44	42.97	46.60	74
50	1.97	2.66	3.37	4.10	4.90	5.85	7.04	8.32	9.52	10.88	12.43	14.33	16.37	18.42	20.44	21.87	23.27	25.12	27.15	29.50	32.47	35.85	39.37	42.90	46.49	50.66	75
51	2.17	3.01	3.78	4.56	5.36	6.34	7.50	8.79	10.12	11.63	13.55	15.94	18.25	20.34	21.79	23.20	25.05	27.14	29.45	32.41	35.79	39.30	42.82	46.41	50.47	54.99	76
52	2.40	3.38	4.24	5.04	5.86	6.80	7.97	9.34	10.87	12.73	15.03	17.73	20.12	21.67	23.11	24.97	27.07	29.40	32.36	35.73	39.24	42.75	46.32	50.38	54.86	59.94	77
53	2.52	3.69	4.65	5.53	6.39	7.37	8.64	10.22	11.93	14.16	16.77	19.59	21.31	22.99	24.87	26.98	29.35	32.31	35.67	39.18	42.69	46.25	50.29	54.76	59.80	65.63	78
54	2.63	3.99	5.10	6.04	6.91	8.00	9.50	11.34	13.28	15.80	18.51	20.75	22.84	24.75	26.88	29.30	32.26	35.62	39.13	42.63	46.19	50.20	54.67	59.69	65.48	72.07	79
55	2.76	4.34	5.56	6.50	7.48	8.78	10.55	12.63	14.76	17.36	19.53	22.14	24.62	26.76	29.26	32.20	35.56	39.07	42.58	46.14	50.16	54.57	59.59	65.36	71.90	78.94	80
56	2.90	4.60	5.92	6.98	8.11	9.69	11.75	14.06	16.29	18.40	20.96	23.91	26.58	29.10	32.15	35.51	39.01	42.52	46.09	50.11	54.54	59.51	65.27	71.79	78.76	86.92	81
57	2.99	4.83	6.30	7.55	8.93	10.78	13.07	15.50	17.76	20.30	23.21	26.37	28.91	31.98	35.45	38.96	42.46	46.04	50.07	54.51	59.50	65.24	71.70	78.65	86.41	95.04	82
58	3.19	5.11	6.73	8.22	9.92	12.02	14.42	16.85	19.07	21.94	25.19	28.70	31.77	35.26	38.90	42.41	45.98	50.03	54.48	59.49	65.20	71.67	78.56	86.30	94.15	103.39	83
59	3.45	5.43	7.26	9.02	11.00	13.31	15.78	18.14	20.33	23.53	27.21	31.57	35.05	38.69	42.35	45.93	49.98	54.46	59.48	65.16	71.63	78.53	86.21	94.03	102.26	112.45	84
60	3.79	5.82	7.84	9.86	12.14	14.60	17.09	19.44	21.60	25.23	29.47	34.39	38.48	42.14	45.88	49.94	54.43	59.47	65.12	71.60	78.49	86.17	93.91	102.08	110.94	122.88	85
61	4.18	6.28	8.45	10.70	13.23	15.88	18.39	20.70	22.91	27.09	31.80	36.97	41.91	45.66	49.90	54.40	59.46	65.09	71.56	78.45	86.12	93.86	102.05	110.78	121.33	133.87	86
62	4.65	6.79	9.12	11.59	14.36	17.18	19.78	22.16	24.51	29.18	34.15	39.46	45.13	49.67	54.37	59.45	65.06	71.53	78.41	86.08	93.82	102.02	110.74	121.22	132.29	146.36	87
63	4.97	7.39	10.02	12.73	15.65	18.63	21.41	24.01	26.66	31.67	36.83	42.37	48.42	54.13	59.43	65.02	71.49	78.38	86.04	93.77	101.99	110.68	121.12	132.16	144.09	159.34	88
64	5.23	8.27	10.99	13.94	17.10	20.26	23.29	26.25	29.25	34.53	39.98	45.95	52.58	59.16	64.99	71.45	78.34	86.00	93.72	101.96	110.62	121.01	132.05	143.95	156.46	172.67	89
65	5.41	8.89	11.99	15.29	18.68	22.09	25.40	28.68	32.07	37.74	43.64	50.22	57.59	64.96	71.42	78.30	85.96	93.67	101.93	110.58	120.90	131.93	143.82	156.43	169.34	185.75	90
66	5.46	9.79	13.14	16.58	20.35	23.87	27.26	30.71	34.42	40.43	46.88	54.16	62.49	71.38	78.26	85.92	93.63	101.89	110.52	120.79	130.65	143.60	156.33	169.23	182.40	196.15	91
67	5.72	10.80	14.36	18.02	22.21	25.81	29.29	32.87	36.85	43.31	50.44	58.62	67.91	78.04	85.88	93.58	101.86	110.47	120.69	129.95	142.43	155.58	169.05	182.26	194.21	207.79	92
68	6.53	11.90	15.76	19.59	23.82	28.01	32.07	36.07	40.06	47.12	55.15	64.29	74.33	85.59	93.54	101.71	110.41	120.57	129.27	141.00	154.17	167.69	181.56	194.06	206.34	220.61	93
69	7.28	13.12	17.29	21.32	24.60	30.54	34.50	38.27	42.60	50.32	59.18	68.93	79.97	91.52	101.52	110.23	120.39	128.57	140.63	152.43	165.99	179.92	192.76	206.22	218.78	234.40	94
70	8.10	14.48	18.97	23.20	25.33	33.11	36.66	40.50	48.13	56.72	66.40	77.37	88.99	101.26	110.01	120.16	127.78	136.99	151.72	163.94	178.07	191.17	206.10	218.68	231.65	250.96	95
71	10.15	16.00	20.84	24.13	28.82	35.22	38.60	44.89	52.20	61.23	71.85	83.20	95.50	108.53	119.91	126.96	135.02	149.94	162.88	175.49	188.81	205.99	218.58	231.56	246.33	265.41	96
72	13.21	17.67	22.91	27.56	32.17	36.89	41.84	47.11	52.93	62.34	73.02	84.68	97.57	111.23	125.57	133.02	148.90	159.51	174.04	185.65	205.58	218.47	231.50	246.11	259.49	280.37	97
73	15.13	21.09	26.20	30.63	34.65	38.66	43.02	50.54	54.69	64.03	75.10	87.39	101.11	115.10	129.93	147.82	157.64	173.40	183.78	204.99	217.95	231.42	245.89	259.08	273.83	291.67	98
74	17.48	23.00	28.38	33.31	37.55	41.38	48.39	52.96	57.55	70.73	84.47	92.29	106.76	121.00	138.26	155.75	171.05	182.72	204.57	217.18	230.71	245.67	258.67	273.42	288.46	305.31	99
75	20.16	24.28	30.38	36.60	40.37	46.45	51.41	56.59	68.26	82.51	90.45	105.12	120.17	137.31	154.13	168.93	182.04	204.45	217.10	230.59	244.74	258.30	272.63	287.81	303.87	320.91	100
76	20.50	26.60	33.10	39.61	44.97	50.50	55.94	66.11	81.04	89.37	103.59	119.68	136.74	150.88	166.82	181.35	204.33	217.02	230.51	244.68	258.12	272.41	287.52	303.51	320.42	338.27	101
77	20.95	28.44	35.92	43.45	49.50	55.29	65.02	79.54	88.62	102.44	116.62	133.37	147.70	164.74	180.68	204.21	216.94	230.42	244.65	258.02	272.26	287.32	303.29	320.13	337.89	356.64	102
78	22.05	30.27	38.94	48.40	54.67	63.81	78.04	87.83	101.44	113.28	127.01	144.61	162.68	179.98	204.09	216.86	230.31	244.61	257.95	272.11	287.19	303.11	319.88	337.62	356.34	375.94	103
79	23.15	32.60	42.90	54.14	62.42	76.58	87.04	100.41	111.38	123.77	141.59	160.65	179.31	203.97	216.79	230.22	244.55	257.89	272.00	286.99	302.97	319.73	337.46	356.10	375.74	396.29	104
80	24.35	35.88	47.82	60.97	75.19	86.30	99.37	109.49	121.92	138.10	157.04	175.71	203.88	216.68	230.14	244.52	257.78	271.85	286.78	302.66	319.63	337.30	355.99	375.68	396.29	421.84	105
81	26.09	40.05	54.07	69.32	85.62	98.40	107.64	120.55	135.58	152.69	175.05	203.76	216.61	230.03	244.46	257.71	271.70	286.58	302.34	319.19	337.24	355.93	375.61	396.29	421.84	448.65	106
82	28.43	45.41	61.78	79.22	97.54	105.87	119.22	134.30	150.13	174.38	203.63	216.53	229.94	244.43	257.61	271.59	286.33	302.03	318.75	336.65	355.81	375.55	396.29	421.84	448.65	476.77	107
83	31.91	51.96	70.96	90.51	104.25	117.99	133.05	147.64	173.20	203.54	216.44	229.86	244.40	257.54	271.44	286.13	301.76	318.50	336.33	355.34	375.48	396.29	421.84	448.65	476.77	506.17	108
84	37.28	60.29	81.44	102.84	116.91	131.96	145.24	172.04	202.82	216.37	229.74	244.33	257.48	271.32	285.92	301.67	318.50	336.33	355.22	375.22	396.29	421.84	448.65	476.77	506.17	537.14	109
85	44.67	70.07	92.77	116.06	131.01	143.01	170.98	202.16	215.67	229.65	244.29	257.38	271.17	285.76	301.67	318.50	336.33	355.22	375.22	396.29	421.84	448.65	476.77	506.17	537.14	569.64	110
86	54.47	80.76	105.66	130.33	140.99	170.41	201.65	215.01	228.93	244.26	257.29	271.04	285.76	301.67	318.50	336.33	355.22	375.22	396.29	421.84	448.65	476.77	506.17	537.14	569.64	603.31	111
87	64.09	93.68	120.36	139.23	169.85	201.58	214.50	228.28	243.50	257.23	270.92	285.32	300.96	318.30	336.33	355.22	375.22	396.29	421.84	448.56	476.68	506.17	537.14	569.64	603.31	638.30	112
88	77.01	108.86	137.48	169.29	201.52	214.46	227.80	242.86	256.46	270.79	285.13	300.25	316.84	334.99	354.07	374.11	394.99	420.21	446.86	475.00	504.69	536.01	569.03	603.31	638.30	674.33	113
89	92.95	126.86	168.73	201.46	214.42	227.77	242.44	255.85	270.00	284.95	299.98	315.88	333.45	352.49	372.39	393.21	418.39	445.01	473.13	502.83	534.18	567.24	602.10	638.30	674.33	714.56	114
90	112.70	168.16	201.40	214.35	227.73	242.40	255.44	269.40	284.14	299.69	315.46	332.15	352.01	370.65	391.38	416.48	443.04	471.13	500.81	532.15	565.23	600.12	636.91	674.33	714.56	756.02	115
91	158.37	199.00	214.31	227.69	242.35	255.38	269.31	283.52	298.86	315.09	331.61	350.47	369.52	389.54	414.53	441.00	469.01	498.64	529.95	563.01	597.91	634.72	673.56	714.48	756.02	799.70	116
92	191.87	214.27	227.66	242.32	255.33	269.22	283.45	298.29	314.20	331.10	349.04	367.92	387.74	412.58	438.92	466.83	496.36	527.61	560.62	595.50	632.31	671.16	712.12	755.32	799.70	846.22	117
93	214.23	227.62	242.27	255.27	269.13	283.35	298.16	313.63	330.18	347.79	366.41	386.03	410.68	436.86	464.62	494.03	525.18	558.11	592.93	629.70	668.53	709.50	752.72	798.29	846.22	894.18	118
94	227.57	242.24	255.21	269.03	283.24	298.06	313.50	329.62	346.84	365.09	384.48	408.90	434.87	462.44	491.69	522.69	555.51	590.23	626.92	665.70	706.64	749.86	795.44	843.51	894.18	944.56	119
95	242.19	255.15	268.94	283.17	297.98	313.38	329.43	346.22	364.17	383.16	407.30	433.01	460.36	489.40	520.22	552.87	587.45	624.04	662.73	703.60	746.77	792.34	840.41	891.11	944.56	1000.00	120
96	255.09	268.78	283.07	297.87	313.25	329.30	346.06	363.54	382.14	405.95	431.36	458.43	487.22	517.81	550.25	584.66	621.08	659.64	700.41	743.50	789.01	837.04	887.74	941.20	1000.00
97	268.55	282.86	297.75	313.13	329.12	345.92	363.35	381.50	404.93	429.99	456.73	485.21	515.52	547.72	581.90	618.12	656.51	697.12	740.09	785.50	833.46	884.11	937.55	1000.00
98	282.58	297.49	313.00	328.94	345.77	363.25	381.32	404.32	428.97	455.33	483.46	513.44	545.34	579.24	615.22	653.38	693.80	736.59	781.86	829.70	880.26	933.64	1000.00
99	297.14	312.67	328.80	345.62	363.09	381.32	404.22	428.40	454.32	482.04	511.64	543.18	576.75	612.43	650.32	690.49	733.07	778.14	825.83	876.25	929.52	1000.00

Exhibit 15.7 – 2001 VBT Ultimate Only

2001 VBT Ultimate Only
		Male		Female	Unisex (80/20)				Male	Female		Unisex (80/20)
Age Nonsmoker Smoker Nonsmoker Smoker Nonsmoker Smoker							Age Nonsmoker Smoker Nonsmoker Smoker Nonsmoker Smoker
0	0.90	0.90	0.41	0.41	0.80	0.80	60	7.76	14.92	6.41	12.76	7.49	14.49
1	0.49	0.49	0.28	0.28	0.45	0.45	61	8.67	16.46	6.97	13.78	8.33	15.92
2	0.32	0.32	0.19	0.19	0.29	0.29	62	9.80	18.34	7.58	14.94	9.36	17.66
3	0.20	0.20	0.13	0.13	0.19	0.19	63	11.07	20.43	8.21	16.09	10.50	19.56
4	0.14	0.14	0.12	0.12	0.14	0.14	64	12.40	22.56	8.90	17.30	11.70	21.51
5	0.14	0.14	0.12	0.12	0.14	0.14	65	13.80	24.65	9.66	18.62	12.97	23.44
6	0.15	0.15	0.12	0.12	0.14	0.14	66	15.21	26.65	10.50	20.03	14.27	25.33
7	0.15	0.15	0.14	0.14	0.15	0.15	67	16.63	28.57	11.42	21.61	15.59	27.18
8	0.15	0.15	0.14	0.14	0.15	0.15	68	18.16	30.59	12.45	23.35	17.02	29.14
9	0.16	0.16	0.14	0.14	0.16	0.16	69	19.73	32.57	13.58	25.24	18.50	31.10
10	0.16	0.16	0.15	0.15	0.16	0.16	70	21.65	34.99	14.84	27.35	20.29	33.46
11	0.20	0.20	0.16	0.16	0.19	0.19	71	23.80	37.64	16.29	29.77	22.30	36.07
12	0.26	0.26	0.20	0.20	0.25	0.25	72	26.68	41.30	17.91	32.44	24.93	39.53
13	0.31	0.31	0.23	0.23	0.29	0.29	73	29.70	44.96	19.67	35.32	27.69	43.03
14	0.39	0.39	0.26	0.26	0.36	0.36	74	32.86	48.63	21.60	38.47	30.61	46.60
15	0.53	0.53	0.28	0.28	0.48	0.48	75	36.32	52.92	23.75	41.62	33.81	50.66
16	0.66	0.70	0.31	0.33	0.59	0.63	76	40.08	57.47	26.10	45.06	37.28	54.99
17	0.77	0.88	0.33	0.37	0.68	0.78	77	44.47	62.74	28.69	48.75	41.31	59.94
18	0.83	1.01	0.34	0.41	0.73	0.89	78	49.61	68.86	31.55	52.71	46.00	65.63
19	0.85	1.11	0.36	0.45	0.75	0.98	79	55.56	75.84	34.64	57.00	51.38	72.07
20	0.85	1.17	0.36	0.48	0.75	1.03	80	62.05	83.27	38.08	61.60	57.26	78.94
21	0.85	1.22	0.37	0.51	0.75	1.08	81	69.45	91.60	42.85	68.21	64.13	86.92
22	0.85	1.28	0.38	0.54	0.76	1.13	82	77.12	99.95	48.24	75.39	71.34	95.04
23	0.85	1.34	0.38	0.56	0.76	1.18	83	85.36	108.66	53.57	82.33	79.00	103.39
24	0.85	1.41	0.39	0.60	0.76	1.25	84	94.49	118.11	59.45	89.79	87.48	112.45
25	0.86	1.49	0.39	0.64	0.77	1.32	85	104.68	129.28	66.09	97.26	96.96	122.88
26	0.89	1.57	0.41	0.68	0.79	1.39	86	115.99	141.51	72.00	103.32	107.19	133.87
27	0.93	1.66	0.44	0.73	0.83	1.47	87	128.32	154.63	81.13	113.27	118.88	146.36
28	0.91	1.66	0.45	0.77	0.82	1.48	88	141.51	168.39	90.64	123.15	131.34	159.34
29	0.88	1.64	0.48	0.83	0.80	1.48	89	155.38	182.58	100.76	133.05	144.46	172.67
30	0.86	1.62	0.49	0.86	0.79	1.47	90	169.81	196.98	109.94	140.84	157.84	185.75
31	0.84	1.61	0.52	0.94	0.78	1.48	91	183.19	209.75	114.02	141.74	169.36	196.15
32	0.83	1.61	0.55	1.00	0.77	1.49	92	197.07	222.69	122.83	148.21	182.22	207.79
33	0.84	1.65	0.58	1.08	0.79	1.54	93	211.63	235.97	136.28	159.17	196.56	220.61
34	0.85	1.71	0.63	1.17	0.81	1.60	94	226.96	249.66	153.46	173.34	212.26	234.40
35	0.87	1.75	0.69	1.30	0.83	1.66	95	242.98	264.85	174.88	195.42	229.36	250.96
36	0.91	1.85	0.73	1.40	0.87	1.76	96	257.32	277.90	195.08	215.44	244.87	265.41
37	0.95	1.95	0.80	1.53	0.92	1.87	97	272.49	291.56	215.88	235.59	261.17	280.37
38	1.02	2.10	0.83	1.60	0.98	2.00	98	288.55	305.86	217.88	234.92	274.42	291.67
39	1.09	2.25	0.87	1.70	1.05	2.14	99	305.55	320.83	228.37	243.25	290.11	305.31
40	1.16	2.43	0.92	1.80	1.11	2.30	100	323.54	336.48	245.85	258.65	308.00	320.91
41	1.26	2.66	0.97	1.92	1.20	2.51	101	342.58	352.85	269.42	279.94	327.95	338.27
42	1.39	2.94	1.04	2.07	1.32	2.77	102	362.74	369.99	295.54	303.22	349.30	356.64
43	1.53	3.27	1.12	2.24	1.45	3.06	103	384.06	387.90	323.87	328.08	372.02	375.94
44	1.71	3.67	1.21	2.45	1.61	3.43	104	406.63	406.63	354.91	354.91	396.29	396.29
45	1.91	4.09	1.33	2.69	1.79	3.81	105	430.21	430.21	388.35	388.35	421.84	421.84
46	2.10	4.48	1.47	2.96	1.97	4.18	106	455.16	455.16	422.59	422.59	448.65	448.65
47	2.31	4.91	1.64	3.30	2.18	4.59	107	481.56	481.56	457.63	457.63	476.77	476.77
48	2.42	5.13	1.83	3.74	2.30	4.85	108	509.49	509.49	492.87	492.87	506.17	506.17
49	2.55	5.39	2.04	4.23	2.45	5.16	109	539.05	539.05	529.51	529.51	537.14	537.14
50	2.74	5.77	2.29	4.77	2.65	5.57	110	570.31	570.31	566.95	566.95	569.64	569.64
51	2.97	6.24	2.56	5.36	2.89	6.06	111	603.39	603.39	603.00	603.00	603.31	603.31
52	3.29	6.88	2.88	6.00	3.21	6.70	112	638.38	638.38	638.00	638.00	638.30	638.30
53	3.65	7.62	3.22	6.69	3.56	7.43	113	675.41	675.41	670.00	670.00	674.33	674.33
54	4.11	8.55	3.58	7.43	4.00	8.33	114	714.58	714.58	714.50	714.50	714.56	714.56
55	4.68	9.60	3.96	8.22	4.54	9.32	115	756.03	756.03	756.00	756.00	756.02	756.02
56	5.26	10.67	4.41	9.06	5.09	10.35	116	799.88	799.88	799.00	799.00	799.70	799.70
57	5.89	11.80	4.88	9.95	5.69	11.43	117	846.27	846.27	846.00	846.00	846.22	846.22
58	6.41	12.67	5.39	10.81	6.21	12.30	118	895.36	895.36	889.48	889.48	894.18	894.18
59	7.02	13.68	5.89	11.77	6.79	13.30	119	947.29	947.29	933.63	933.63	944.56	944.56
							120	1000.00	1000.00	1000.00	1000.00	1000.00	1000.00